                               UNITED STATES                 FILE NO.  33-47287
                    SECURITIES AND EXCHANGE COMMISSION       ------------------
                          WASHINGTON, D.C. 20549             FILE NO.  811-6637
                                                             ------------------

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

          Pre-Effective Amendment No. _______                                [_]


          Post Effective Amendment No.    16                                 [X]
                                       --------


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


          Amendment No.    17                                                [X]
                         ------



                               THE BRINSON FUNDS
                               =================
               (Exact name of Registrant as Specified in Charter)
209 South LaSalle Street
Chicago, Illinois                                                     60604-1295
-----------------                                                     ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code                  312-220-7100
                                                                    ------------

                               The Brinson Funds
                            209 South LaSalle Street
                            Chicago, Illinois 60604-1295
                         ---------------------------------
                      (Name and Address of Agent for Service)

COPIES TO:                    Bruce G. Leto, Esq.
                        Stradley, Ronon, Stevens & Young
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICAL AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
[X]       IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.

[_]       ON (DATE), PURSUANT TO PARAGRAPH (B).
             ------

[_]       60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1).

[_]       ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485.
             ------

[_]       75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II).

[_]       ON (DATE) PURSUANT TO PARAGRAPH (A)(II) OF RULE 485.
             ------

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     Registrant has previously registered an indefinite number of shares of beneficial interest of The Brinson Funds under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended. Registrant filed a Notice pursuant to Rule 24f-2 for the fiscal period ended June 30, 1995 on August 29, 1995.
=============================================================================
As filed with the U.S. Securities and Exchange              TOTAL PAGES: ____
Commission on February 15, 1996                 INDEX TO EXHIBITS, PAGE: ____
              -----------------

                               THE BRINSON FUNDS
                  Cross Reference Sheet Pursuant to Rule 481b

FORM N-1A ITEM                                   CAPTION IN PROSPECTUS
                                                 ---------------------
---------------------------------------

     PART A  INFORMATION REQUIRED IN A PROSPECTUS
     ------  ------------------------------------


     1.   Cover Page                             Cover Page

     2.   Synopsis                               Prospectus Summary; Tables of
                                                 Fees and Expenses

     3.   Condensed Financial Information        Financial Highlights

     4.   General Description of Registrant I    Investment Objectives and
                                                 Policies; Other Investment
                                                 Practices and Risk Factors

     5.   Management of the Fund                 Management of the Trust

          5A.   Management's Discussion of       Performance Information
                Fund Performance

     6.   Capital Stock and Other Securities     General Information; Dividends
                                                 and Taxes; Net Asset Value

     7.   Purchase of Securities Being Offered   Purchase of Shares; Exchange
                                                 of Shares; Distribution Plan

     8.   Redemption or Repurchase               Redemption of Shares

     9.   Legal Proceedings                                 *

     PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


     10.  Cover Page                             Cover Page

     11.  Table of Contents                      Table of Contents

     12.  General Information and History        Covered in Part A

     13.  Investment Objectives and Policies     Investment Policies;
                                                 Investment Restrictions;
                                                 Portfolio Transactions and
                                                 Brokerage Commissions

     14.  Management of the Fund                 Trustees and Officers

     15.  Principal Holders of Securities        Control Persons and Principal
                                                 Holders of Securities

     16.  Investment Advisory and Other          Investment Advisory and Other
          Services                               Services

     17.  Brokerage Allocation                   Portfolio Transactions and
                                                 Brokerage Commissions

     18.  Capital Stock and Other                Other Information
          Securities

 ============================================================================
The Brinson Funds Post-Effective No. 16/17                           Page 2

     19.  Purchase, Redemption and Pricing       Purchases; Redemptions
          of Securities Being Offered

     20.  Tax Status                             Taxes

     21.  Underwriters                           Underwriter

     22.  Calculations of Performance Data       Performance Information

     23.  Financial Statements                   Audited Financials dated
                                                 June 30, 1995
                                                 Unaudited Financials dated
                                                 December 31, 1995

PART C  OTHER INFORMATION
-------------------------

          Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

==============================================================================
The Brinson Funds Post-Effective No. 16/17                        Page 3

                               THE BRINSON FUNDS

                                     LOGO

                            Brinson U.S. Bond Fund
                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                            February 15, 1996

The Brinson Funds (the "Trust") is an open-end management investment company, advised by Brinson Partners, Inc., which currently offers shares of ten series: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity and Non-U.S. Bond Fund (each a "Series" and collectively, the "Series"). Each Series has distinct investment objectives and policies.

The Trust currently offers two classes of shares for each Series: the Brinson Fund class and the SwissKey Fund class. Brinson Fund class shares have no sales charges and are not subject to annual 12b-1 plan expenses. SwissKey Fund class shares have no sales charges but are subject to annual 12b-1 plan expenses. Each Series offers SwissKey Fund class shares in a separate prospectus which may be obtained by calling 1-800-SWISSKEY.

This Prospectus pertains only to the Brinson Fund class of the U.S. Bond Fund (the "Brinson U.S. Bond Fund" or "Fund"). The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series seeks to achieve this objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in U.S. debt securities with an initial maturity of more than one year.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Series. Additional information about the Fund, the Series and the other Series and classes of shares of the Trust, is contained in the Trust's Statement of Additional Information, dated February 15, 1996, as amended from time to time, which has been filed with the Securities and Exchange Commission and is available upon request and without charge from the Trust, at the addresses and telephone numbers below. The Trust's Statement of Additional Information is incorporated by reference into this Prospectus.

Investors should read and retain this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

UNDERWRITER:                                                           ADVISOR:
Fund/Plan Broker Services, Inc.                          Brinson Partners, Inc.
2 W. Elm Street                                        209 South LaSalle Street
Conshohocken, PA 19428-0874                              Chicago, IL 60604-1295
(800) 448-2430                                                   (800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Table of Fees and Expenses.................................................   5
Financial Highlights.......................................................   6
Investment Objectives and Policies.........................................   6
Other Investment Practices and Risk Factors................................  10
Management of the Trust....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  16
Telephone Transactions.....................................................  18
Dividends, Distributions and Taxes.........................................  18
Shares of Beneficial Interest and Voting Rights............................  19
Performance Calculations...................................................  20

This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

                              PROSPECTUS SUMMARY

THE TRUST

The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was originally established as a Maryland corporation on April 14, 1992, and was reorganized as a Delaware business trust on December 1, 1993. The Trust currently offers ten series of shares: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (each a "Series" and collectively, the "Series"). The Trust offers two classes of shares for each Series: the Brinson Fund class and SwissKey Fund class. This Prospectus pertains only to the Brinson Fund class of the U.S. Bond Fund (previously defined herein as the "Brinson U.S. Bond Fund" or "Fund").

INVESTMENT OBJECTIVE

The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk by investing in domestic fixed-income securities. Under normal circumstances, at least 65% of the Series' total assets will be invested in U.S. debt securities with an initial maturity of more than one year. Due to the inherent risks of investments, there can be no assurance that the objective of the Series will be achieved. See "Investment Objectives and Policies" and "Other Investment Practices and Risk Factors."

HOW TO PURCHASE SHARES

The minimum initial single purchase for the Fund is $100,000 and the minimum additional investment is $2,500. The Fund does not impose any sales load, redemption or exchange fees, nor does it bear any fees pursuant to a Rule 12b-1 Plan. The public offering price of shares of the Fund is the net asset value per share next determined after the receipt and acceptance of the purchase order at the transfer agent in proper form with accompanying check or other bank wire arrangements. See "Purchase of Shares."

HOW TO REDEEM SHARES

Shares may be redeemed at the net asset value per share of the Fund next determined after receipt by the transfer agent of a redemption request in proper form. Signature guarantees may be required. See "Redemption of Shares."

DIVIDEND REINVESTMENT

The Fund intends to pay semi-annual dividends from its net investment income and may pay net capital gains, if any, annually.

Any dividends and distribution payments will be reinvested at net asset value, in additional full and fractional shares of the Fund unless and until the shareholder notifies the transfer agent, in writing, requesting payments in cash. Provisions of the Tax Reform Act of 1986 may result in additional net investment income and/or capital gain distributions at the end of the calendar year. See "Dividends, Distributions and Taxes."

INVESTMENT MANAGEMENT, UNDERWRITER AND SERVICING AGENTS

Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), the Series' investment advisor, is an investment management firm managing, as of December 31, 1995, approximately $53 billion in assets, primarily for pension and profit sharing institutional accounts. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Fund/Plan Broker Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428-0874, serves as the Series' underwriter. Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107, serves as the custodian of the Series' assets. Fund/Plan Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428-0874, serves as the Series' administrator, accounting/pricing agent and transfer agent.

RISK FACTORS

Shareholders should understand that all investment involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain its investment objective. Investors should consider the following factors:

  1. The Series may enter into contracts for the purchase or sale of securities, including index contracts and purchase and write options to buy or sell futures contracts. The Series may also purchase and write put and call options on U.S. securities and indices and enter into related closing transactions. Although the Series does not engage in options or futures for speculative purposes, there are certain risks associated with such hedging techniques. See "Futures Contracts and Options on Futures Contracts" and "Options" under "Investment Objectives and Policies."

  2. The Series may lend portfolio securities to creditworthy institutions; the principal risk to the Series is the risk that the borrower fails to return the borrowed security. The Series will require collateral before lending securities. See "Loans of Portfolio Securities" under "Other Investment Practices and Risk Factors."

  3. The Series may invest in repurchase agreements (which involve risk of loss if a seller defaults on its obligations under the agreement) and reverse repurchase agreements (which involve risk of loss if a purchaser defaults on its obligation to return securities to the Series). See "Repurchase Agreements" and "Reverse Repurchase Agreements" under "Other Investment Practices and Risk Factors."

  4. The Series may invest in swaps for hedging and other permissible purposes, which could subject the Series to increased risks. See "Swaps" under "Other Investment Practices and Risk Factors."

  5. The Series may invest in lower quality, higher yielding securities (commonly referred to as "junk bonds"). See "Fixed Income Securities" under "Investment Objectives and Policies," and "High Yield/High Risk Securities" under "Other Investment Practices and Risk Factors;" and Appendix A in the Trust's Statement of Additional Information.

Please see the Statement of Additional Information for further information concerning investment policies and restrictions.

                          TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)...............................  0.00%
  Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)...............................  0.00%
  Deferred Sales Charge
   (as a percentage of original purchase price or redemption
   proceeds, as applicable)..........................................  0.00%
  Redemption Fee
   (as a percentage of amount redeemed, if applicable)...............  0.00%
  Fee for Wire Transfer of Redemption Proceeds....................... $0.00
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
  Management Fees....................................................  0.50%/1/
  12b-1 Expenses.....................................................  0.00%
  Other Expenses.....................................................  0.10%
                                                                      -----
    Administration Fees.................................... 0.011%/2/
    Other Expenses........................................... 0.089%
  Total Fund Operating Expenses
   (after fee waiver and/or expense reimbursement)...................  0.60%/1/
                                                                      =====

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
EXAMPLE
You would pay the following expenses on a
$1,000 investment, assuming: (1) a 5% annual
return; and (2) redemption at the end of each
time period:...................................   $6     $19     $33     $74
                                                 ===     ===     ===     ===

The purpose of these tables is to assist the investor in understanding the various direct and indirect costs and expenses that an investor in the Fund will bear. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The amount shown as "Other Expenses" is based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
--------

  /1/The Advisor has agreed irrevocably to waive its fees and reimburse expenses so that the Fund's total operating expenses will never exceed 0.60% of the Series' average daily net assets. Absent this fee waiver and expense reimbursement, the total fund operating expenses for the fiscal year ending June 30, 1996, are estimated to be 4.69%.
  /2/The fee payable to the Series' administrator is subject to an annual minimum fee of $10,000.

                           FINANCIAL HIGHLIGHTS

The following financial highlights are part of the unaudited, interim financial statements for the Brinson Fund class of the U.S. Bond Fund, which commenced investment operations on August 31, 1995. The period presented is from August 31, 1995 through December 31, 1995. The following table should be read in conjunction with the unaudited financial statements and related notes in the Statement of Additional Information.

                                       FOR THE PERIOD
                                         AUGUST 31,
                                         1995/1/ TO
                                      DECEMBER 31, 1995
                                         (UNAUDITED)
                                      -----------------
      Net asset value, beginning of
       period.......................       $10.00
        Income from investment
         operations:
          Net investment income.....         0.20
          Net realized and
           unrealized gain on
           investments..............         0.35
                                           ------
            Total gain from
             investment operations..         0.55
                                           ------
        Less distributions:
          Distributions from net
           investment income........        (0.20)
          Distributions from net
           realized gain............        (0.03)
                                           ------
            Total distributions.....        (0.24)
                                           ------
      Net asset value, end of
       period.......................       $10.31
                                           ======
      Total Return..................         5.49%/3/
      Ratios/Supplemental Data
        Net assets, end of period
         (in 000s)..................       $9,249
        Ratio of expenses to average
         net assets:
          Before expense
           reimbursement............         4.69%/2/
          After expense
           reimbursement............         0.60%/2/
        Ratio of net investment
         income to average net
         assets:
          Before expense
           reimbursement............         2.17%/2/
          After expense
           reimbursement............         6.26%/2/
        Portfolio turnover rate.....          212%

--------
  /1/Commencement of operations.
  /2/Annualized.
                      INVESTMENT OBJECTIVES AND POLICIES
  /3/Not annualized.

The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series seeks to achieve this objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series may also engage in futures and options transactions for hedging and other permissible purposes as more fully described in this Prospectus. The Series is a diversified portfolio.

INVESTMENT PROCESS


Brinson Partners is an active manager of fixed income securities. The Advisor believes that markets do not always efficiently price fixed income securities and that a fundamental value-based investment process can increase portfolio returns. Brinson Partners' fixed income strategies consider many factors in addition to maturity and current yield in the evaluation of fixed income securities. These factors include interest rate sensitivity, quality, yield curve analysis and individual issue selection. Accordingly, Brinson Partners will pursue the Series' objective by investing its assets in debt securities which are believed to be undervalued. The Advisor's proprietary valuation model determines which securities are potential candidates for inclusion in the portfolio.

The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. The Benchmark is designed to provide a representative indication of the performance of U.S. investment grade fixed income securities in the United States. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

Brinson Partners will attempt to enhance the long-term return and risk performance of the Series relative to the Benchmark by deviating from the normal Benchmark mix in reaction to discrepancies between current market prices and fundamental values. The active management process is intended by the Advisor to produce a superior performance relative to the Benchmark index.

The Series does not intend to concentrate its investments in a particular industry. The Series does not intend to issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except that the Series may engage in borrowing activities as defined below. The Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration, are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act). No assurance can be given that the Series' investment objective will be achieved.

FIXED INCOME SECURITIES

The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will meet a minimum rating of BBB- by Standard and Poor's Corporation ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB or Baa are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. The Series may invest up to 30% of its total assets in securities rated lower than BBB- by S&P and Baa3 by Moody's (commonly referred to as "junk bonds"). Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities and carry a higher degree of risk and are considered to be of poor standing and predominately speculative by the major credit rating agencies (see "High Yield/High Risk Securities" under "Other Investment Practices and Risk Factors" below). To the extent that a security held by the Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 30% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon bonds, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements) of corporations, governments or agencies and banks and finance companies. When unusual market conditions warrant, the Series can make substantial temporary defensive investments in cash equivalents.

ZERO COUPON SECURITIES

Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date and, if the issuer defaults, the Series may obtain no return at all on its investment. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

MORTGAGE-BACKED SECURITIES

The Series may invest in mortgage-backed securities, representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. The Series may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. government, and also in privately-issued mortgage-backed securities issued by certain private, non-government corporations, such as financial institutions.

The Series may also invest in Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs as described above have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than Government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income arising from regular interest on CMOs and REMICs using the "catch-up" method, with an aggregate pre-payment assumption.

ASSET-BACKED SECURITIES

Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

WHEN-ISSUED SECURITIES

The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Series. At the time of settlement, the market value of the security may be more or less than the purchase price.

CONVERTIBLE SECURITIES

The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Series may enter into contracts for the future purchase or sale of securities or indices. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Series incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. The Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' assets.

The Series may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series, an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. See "Options and Futures" under "Other Investment Practices and Risk Factors."

OPTIONS

The Series may purchase and write put and call options on U.S. securities and indices and enter into related closing transactions.

A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Series will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Series' total assets. The Series will only write call options on a covered basis (e.g., on securities it holds in its portfolio). The Series will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Series' total return. The Series may lose potential market appreciation, however, if the Advisor's judgment is incorrect with respect to interest rates, security prices or the movement of indices.

A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Series will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Series' total assets. With regard to purchasing put options, the Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Series will, at all times during which it holds a put option, own the security underlying such option. The Series will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price.

An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. Closing transactions essentially let the Series offset put options or call options prior to exercise or expiration. If the Series cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

The Series may use options traded on U.S. exchanges and to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, the Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities. See "Options and Futures" under "Other Investment Practices and Risk Factors" below.

                  OTHER INVESTMENT PRACTICES AND RISK FACTORS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series' investment objective will be attained.

OPTIONS AND FUTURES

The Series' investments in options, futures contracts or options on futures contracts will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments and may not perform as expected. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Series' return. The Series could also experience losses if the prices of its options and futures positions are poorly correlated with its other investments, or if it cannot close out its positions because of an illiquid secondary market. Gains and losses on investments in options and futures depends on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Where a liquid secondary market does not exist, the Series will likely be unable to control losses by closing its position. The loss from investing in futures transactions is potentially unlimited.

REPURCHASE AGREEMENTS

The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of the Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent, or receivable.

REVERSE REPURCHASE AGREEMENTS

The Series may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

The Series will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.
Reverse repurchase agreements are considered borrowings by the Series and as such are subject to the investment limitations discussed below in the section entitled "Borrowing."

BORROWING

The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of 33 1/3% of the value of its total assets. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the United States Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while the Series has an outstanding borrowing that exceeds 5% of the Series' net assets.

LOANS OF PORTFOLIO SECURITIES

The Series may loan up to 33 1/3% of its assets to qualified broker-dealers or institutional investors for their use relating to short sales or other security transactions. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

SWAPS

The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

RULE 144A SECURITIES

While maintaining oversight, the Board of Trustees has delegated to the Advisor the day-to-day functions of determining whether or not individual securities purchased under Rule 144A of the Securities Act of 1933, as amended, are liquid for purposes of the Series' 15% limitation on investments in illiquid assets. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Series has valued the security. Examples of illiquid securities are over-the-counter options and certain swaps. The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and will periodically review the Advisor's selection of Rule 144A securities as well as the Advisor's determinations as to their liquidity. Investing in Rule 144A securities could have the effect of increasing the level of Series illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

If Brinson Partners determines that a security purchased in reliance on Rule 144A, which was previously determined to be liquid, is no longer liquid and as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continues to adhere to such limitation including disposing of illiquid assets which may include such Rule 144A securities.

MORTGAGE-BACKED SECURITIES

The Series may invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect governmental guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Insurance and guarantees are issued by governmental entities, private insurance companies and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets the Series' quality standards. The Series may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Advisor determines that the securities meet the Series' quality standards.

The Series expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage investments, that is, mortgage investments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Series' objectives, consider making investments in such new types of securities.

HIGH YIELD/HIGH RISK SECURITIES

Debt securities rated lower than BBB- by S&P's or Baa3 by Moody's (commonly referred to as "junk bonds") are considered to be of poor standing and predominantly speculative. Investing in lower-rated debt securities may involve certain risks not typically associated with higher rated securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Series' net asset value per share.

                            MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust and the Series. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1995, approximately $53 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in London and Tokyo in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Brinson Partners also serves as the investment advisor to six other investment companies, Brinson Relationship Funds which includes six investment portfolios (series), Enterprise Accumulation Trust, Enterprise International Growth Portfolio, Fort Dearborn Income Securities, Inc., Short-Term World Income Portfolio and Pace Large Company Value Equity Investments. Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Series, Brinson Partners receives a monthly fee at the annual rate of 0.50% of the Series' average daily net assets for providing investment advisory services and Brinson Partners is responsible for paying its own expenses. Brinson Partners has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreement, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

PORTFOLIO MANAGEMENT

Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

THE UNDERWRITER

Fund/Plan Broker Services, Inc. ("FPBS"), 2 W. Elm Street, Conshohocken, PA 19428-0874, was engaged pursuant to an agreement dated April 25, 1995, for the limited purpose of acting as underwriter to facilitate the registration of shares of the Series and of the other Series of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

The Trust, on behalf of the Series, has entered into an administrative services agreement with Fund/Plan Services, Inc. ("Fund/Plan"), 2 W. Elm Street, Conshohocken, PA 19428-0874, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. The Series pays its pro rata portion based upon its average daily net assets but in no event shall the Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with Fund/Plan, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 maximum for each subsequent multiple class portfolio.

The services Fund/Plan provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

EXPENSES

The Series is responsible for all of its own expenses other than those borne by Brinson Partners pursuant to the investment advisory agreement. Such expenses may include, but are not limited to, management fees, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports, semi-annual reports and prospectuses which are distributed to existing shareholders), brokerage commissions, the expenses of registering and qualifying the Series' shares for sale with the Securities and Exchange Commission and with various state securities commissions, fees and expenses of the Series' custodian, administrator and transfer agent and the expenses of obtaining quotations of portfolio securities and of pricing the Series' shares. General expenses which are not associated directly with any particular Series within the Trust (e.g., insurance premiums, trustees' fees, expenses of maintaining the Trust's legal existence and of shareholders' meetings and fees and expenses of industry organizations) are allocated between the various Series and classes based upon an equitable basis.

BROKERAGE ALLOCATION

As the Series is exclusively composed of debt (rather than equity) securities, most of the Series' portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or a markup. In determining the brokers through whom, and other transaction costs at which, securities transactions for the Series are to be executed, except as discussed below, Brinson Partners seeks to negotiate a combination of the most favorable execution and the best price obtainable on each transaction. Consequently, Brinson Partners selects brokers primarily on the basis of their execution capability and trading expertise.

While the selection of brokers is made primarily on the basis of their execution capabilities, the direction of transactions to such brokers may also be based on the quality and amount of the research and research-related services which they provide to Brinson Partners and indirectly to its clients. These services are of the type described in Section 28(e) of the Securities Exchange Act of 1934 and are designed to augment Brinson Partners' own internal research and investment strategy capabilities. Brinson Partners may use this research information in managing the Series' assets, as well as the assets of other clients.

PURCHASE OF SHARES

Shares of the Fund may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund or Series. The minimum initial investment for Fund shares is $100,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments of the Fund at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor of the Fund.

In addition to offering shares of the Fund and of each Series of the Trust, the Trust also offers the SwissKey Fund class shares of the Series and of each other Series of the Trust. A description of the SwissKey Fund class shares is contained in a separate prospectus relating only to those shares. The SwissKey Fund class shares may also be purchased without a sales load directly from the respective Series, but the SwissKey Fund class shares are subject to annual 12b-1 plan expenses and, consequently, such expenses may cause performance to differ from the performance of the corresponding Brinson Fund class.

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Series that meet the Series' investment objectives and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Series will not exceed 5% of the Series' net assets immediately after the transaction.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Fund's net asset value per share is calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Series. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

Purchases may be made in one of the following ways:

PURCHASES BY MAIL

Shares may be purchased initially by completing the application form accompanying this Prospectus and mailing it to the transfer agent, together with a check payable to Brinson U.S. Bond Fund, c/o 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

Subsequent investments in the Brinson U.S. Bond Fund may be made at any time in minimum amounts of $2,500 by sending a check payable to the Brinson U.S. Bond Fund, c/o P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

PURCHASES BY WIRE

To order shares for purchase by wiring federal funds, the transfer agent first must be notified by calling (800) 448-2430 to request an account number and furnish the Fund with your tax identification number. Following notification to the transfer agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                          UNITED MISSOURI BANK KC NA
                               ABA # 10-10-00695
                         FOR: FUND/PLAN SERVICES, INC.
                               A/C 98-7037-071-9
                         FBO "BRINSON U.S. BOND FUND"
                     "SHAREHOLDER NAME AND ACCOUNT NUMBER"

A completed application form with signature(s) of registrant(s) must be filed with the transfer agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

EXCHANGES OF SHARES

Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of a Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

Exchanges will be made on the basis of both Funds' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchange must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

NET ASSET VALUE

The Fund's offering price per share consists of the net asset value per share next determined after receipt of the purchase order by the transfer agent in proper form. The net asset value is computed as of the close of regular trading on the NYSE, on days when such exchange is open.

The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by the Board of Trustees of the Trust. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board of Trustees of the Trust.

Each of the Series' two classes of shares will bear, pro rata, all of the common expenses of the Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series, will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' Rule 12b-1 Plan.

REDEMPTION OF SHARES

Shareholders may redeem their shares of the Fund without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in a shareholder account application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund's net asset value per share is calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of the Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Series. In-kind payments need not constitute a cross-section of the Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

Shares may be redeemed in one of the following ways:

REDEMPTIONS BY MAIL

Shares may be redeemed by submitting a written request for redemption to the transfer agent at 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

A written redemption request to the transfer agent must: (i) identify the shareholder's account name; (ii) state the number of shares to be redeemed; and
(iii) be signed by each registered owner exactly as the shares are registered. A redemption request for any amount must be accompanied by signature guarantees. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the transfer agent at (800) 448-2430.

REDEMPTIONS BY TELEPHONE

Shareholders who have so indicated on the application form, or have subsequently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone at (800) 448-2430.

In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the transfer agent at the address listed above.

The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased from the Trust.

                             TELEPHONE TRANSACTIONS

Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Trust will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if it does not, the Trust or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Series will distribute its net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or the date of the creation of the Series, if later) and ending October 31, and at the same time, will distribute all of its net investment income earned through the end of December and not previously distributed. Any net realized short-term capital gain will be distributed as ordinary (not capital) income.

Dividends and other distributions paid by the Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of the Series as a result of the 12b-1 distribution expense applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of the Series will share proportionately in the investment income and expenses of the Series, except that the per share dividends and distributions on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

Dividends and distributions are automatically reinvested in additional Fund shares of the Series unless the shareholder has notified the transfer agent, in writing, of his election to receive such dividends and distributions in cash. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value per share determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

Shareholders will be subject to federal income taxes on dividends and distributions made by the Series, including those automatically reinvested. Distributions of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordinary income, whether received in cash or additional shares. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long a shareholder has held shares of the Series. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Series does not actively seek to realize any particular amount of capital gains during a year; rather, realized gains are a by product of Series investment management activities. Dividends and distributions may also be subject to state and local taxes. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

Redemptions of Fund shares and the exchange of shares between two Series, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

The Series has qualified, and intends to continue to qualify for taxation as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed to shareholders as provided in the Code. The Series will therefore be treated as a separate entity for the purpose of computing investment company taxable income and net realized capital gains and losses for federal income tax purposes and for purposes of qualifying under the diversification, income and distribution tests of Subchapter M.

Shareholders may be subject to 31% withholding on reportable dividend and redemption payments ("back-up withholding"). Generally, back-up withholding will apply to shareholders for whom a certified taxpayer identification number is not on file with the Series, who, to the Series' knowledge, have furnished an incorrect number, or if the Series has been notified by the IRS that an account is subject to back-up withholding. An individual's taxpayer identification number is his social security number.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Series.

                SHARES OF BENEFICIAL INTEREST AND VOTING RIGHTS

The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust's Agreement and Declaration of Trust permit the Trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such Series. Currently, the Trust is offering shares of ten series:
Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management, Non-U.S. Equity Fund and Non-U.S. Bond Fund.

The shares of the Trust, when issued, will be fully paid and non-assessable and within each Series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate Series or class on a one-vote-per-share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all Series or classes, then only the shareholders of the affected Series or class shall be entitled to vote on the matter. The Trust's Agreement and Declaration of Trust also gives shareholders the right to vote (i) for the election or removal of Trustees; (ii) with respect to additional matters relating to the Trust as required by the Act; and (iii) on such other matters as the Trustees consider necessary or desirable.

As of January 17, 1996, Swiss Bank Corporation of New York, New York was a control person of the Fund by nature of its shareholdings. Under the Investment Company Act, a control person possesses the ability to control the outcome of matters submitted for shareholder vote.

SHAREHOLDER MEETINGS

Pursuant to Delaware law and the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect Trustees, or with respect to additional matters relating to the Trust, as required under the Act. The Securities and Exchange Commission requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Series. In addition, subject to certain conditions, shareholders of the Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107, is custodian for the securities and cash of the Series.

Fund/Plan serves as the Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Series' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be addressed to the transfer agent at (800) 448-2430.

Fund/Plan also performs certain accounting and pricing services for the Series, including the daily calculation of the Fund's net asset value per share.

                            PERFORMANCE CALCULATIONS

From time to time, performance information, such as yield or total return for the Fund, may be quoted in advertisements or in communications to shareholders. Performance quotations of the Fund represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger -- Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable global portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal and Barron's, et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return. Further information about the performance of the Fund may be obtained without charge by contacting the Trust at (800) 448-2430.

                                    ADVISOR

                             Brinson Partners, Inc.
                            209 South LaSalle Street
                             Chicago, IL 60604-1295

                                  UNDERWRITER

                        Fund/Plan Broker Services, Inc.
                                2 W. Elm Street
                          Conshohocken, PA 19428-0874

                              SHAREHOLDER SERVICES

                            Fund/Plan Services, Inc.
                                2 W. Elm Street
                                  P.O. Box 874
                          Conshohocken, PA 19428-0874

                                   CUSTODIAN

                             Bankers Trust Company
                               34 Exchange Place
                           Jersey City, NJ 07302-1107

                                 LEGAL COUNSEL

                   Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                                  Sears Tower
                             233 South Wacker Drive
                             Chicago, IL 60606-6301

                               THE BRINSON FUNDS

                                   LOGO

                             Brinson U.S. Bond Fund
                            209 South LaSalle Street
                             Chicago, IL 60604-1295

                                     LOGO

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                            FEBRUARY 15, 1996
  THE SWISSKEY FUNDS represent a separate class of shares of ten different in-vestment portfolios, offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc. Each investment portfolio, a series, offers two separate classes of shares-- the SwissKey Fund class and the Brinson Fund class. The SwissKey Funds, which represent the SwissKey Fund class of each investment portfolio, are: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Eq-uity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund (each a "Fund" and collectively, the "SwissKey Funds" or "Funds"). The Funds are designed to offer investors a variety of investment opportunities. Each Fund has distinct investment objectives and policies. This prospectus pertains only to the SwissKey Fund class shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund class shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund class shares may be obtained by calling (800) 448-2430.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the SwissKey Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other class of shares of the Trust's investment port-folios is contained in the Statement of Additional Information dated February 15, 1996, as amended from time to time, which has been filed with the Securi-ties and Exchange Commission and is available upon request and without charge from the Trust, at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. FURTHER, THERE CAN BE NO ASSURANCE THAT THE SWISSKEY U.S. CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:
Fund/Plan Broker Services, Inc.
2 W. Elm Street
Conshohocken, PA 19428-0874
1-800-SWISSKEY
ADVISOR:
Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604-1295
1-800-SWISSKEY

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   1
Expense Information........................................................   5
  Financial Highlights.....................................................   7
Investment Objectives and Policies.........................................   8
  Global Fund..............................................................   9
  Global Equity Fund.......................................................  10
  Global Bond Fund.........................................................  11
  Short-Term Global Income Fund............................................  11
  U.S. Balanced Fund.......................................................  12
  U.S. Equity Fund.........................................................  13
  U.S. Bond Fund...........................................................  14
  U.S. Cash Management Fund................................................  15
  Non-U.S. Equity Fund.....................................................  17
  Non-U.S. Bond Fund.......................................................  17
Investment Policies........................................................  19
Other Investment Practices and Risk Factors................................  24
Management of the Trust....................................................  29
Portfolio Management.......................................................  29
Administration of the Trust................................................  29
Purchase of Shares.........................................................  31
Exchange of Shares.........................................................  33
Redemption of Shares.......................................................  33
Account Options............................................................  36
Distribution Plan..........................................................  36
Net Asset Value............................................................  37
Dividends and Taxes........................................................  38
Performance Information....................................................  39
General Information........................................................  41

 This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Funds to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

PROSPECTUS SUMMARY
THE TRUST

  The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was established as a Maryland corporation on April 14, 1992, and was reorganized as a Delaware business trust on December 1, 1993. The Trust currently offers ten different investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Bal-anced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (each a "Series" and collectively, the "Series"). The Trust offers two classes of shares for each Series: the Brinson Fund class and SwissKey Fund class. This prospectus pertains only to the SwissKey Fund class shares of each Series.

INVESTMENT OBJECTIVES OF THE FUNDS:

  GLOBAL FUND seeks to maximize total return, consisting of capital apprecia-tion and current income. As a global fund, at least 65% of the Series' assets will be invested in securities of issuers in at least three countries, one of which may be the United States.

  GLOBAL EQUITY FUND seeks to maximize total return, consisting of capital ap-preciation and current income by investing in equity securities, both domestic and foreign. As a global fund, at least 65% of the Series' assets will be in-vested in equity securities of issuers in at least three countries, one of which may be the United States.

  GLOBAL BOND FUND seeks to maximize total return, consisting of capital ap-preciation and current income by investing in fixed-income securities, both domestic and foreign. As a global fund, at least 65% of the Series' total as-sets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States.

  SHORT-TERM GLOBAL INCOME FUND seeks a high level of current income consis-tent with preservation of capital, by investing primarily in fixed income se-curities, both domestic and foreign. As a global fund, at least 65% of the Series' total assets will be invested in debt securities having a dollar-weighted average maturity of not more than three years of issuers in at least three countries, one of which may be the United States.

  U.S. BALANCED FUND seeks to maximize total return, consisting of capital ap-preciation and current income, by investing in a wide range of U.S. equity, debt and money market securities, having the potential to realize both long-term growth and income. As a balanced fund, at least 25% of its assets will normally be invested in fixed income securities.

  U.S. EQUITY FUND seeks to maximize total return, consisting of capital ap-preciation and current income, while controlling risk by investing in equity securities of U.S. companies. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies.

  U.S. BOND FUND seeks to maximize total return, consisting of capital appre-ciation and current income, while controlling risk by investing in domestic fixed income securities. Under normal circumstances, at least 65% of the Se-ries' total assets will be invested in U.S. debt securities with an initial maturity of more than one year.

  U.S. CASH MANAGEMENT FUND seeks to maximize current income consistent with preservation of capital by investing exclusively in U.S. dollar-denominated money market instruments that mature in twelve months or less.

  NON-U.S. EQUITY FUND seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securi-ties of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countires other than the United States.

  NON-U.S. BOND FUND seeks to maximize total return, consisting of capital ap-preciation and current income, while controlling risk, by investing primarily in fixed income securities which are not denominated in U.S. dollars and that may also provide the potential for capital appreciation. Under normal conditions, at least 65% of the Series' total assets will be invested in debt securities with an ini-tial maturity of more than one year from at least three countries other than the United States.

HOW TO PURCHASE SHARES

  The minimum initial investment is $1,000 for each Fund. The minimum for ad-ditional investments is $50 for each Fund. The Funds do not impose any sales load, redemption or exchange fees. All of the Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), and are subject to annual 12b-1 expenses. See "Distribu-tion Plan." The public offering price for shares of each of the Funds is the net asset value per share next determined after receipt and acceptance of a purchase order at the transfer agent in proper form with accompanying check or other bank wire arrangements. See "Purchase of Shares."

HOW TO REDEEM SHARES

  Shares of each Fund may be redeemed at the net asset value per share of the Fund next determined after receipt by the transfer agent of a redemption re-quest in proper form. Signature guarantees may be required. See "Redemption of Shares."

DIVIDENDS

  Each Fund intends to distribute substantially all of its net investment in-come and net realized capital gains, if any, to shareholders. Distributions of net capital gains, if any, will be made annually. All distributions are rein-vested at net asset value, in additional full and fractional shares of the same class of the respective Series unless and until the shareholder notifies the transfer agent in writing requesting payments in cash.

  The Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund declare and pay dividends on net investment income, if any, semi-annually. The Short-Term Global Income Fund's and U.S. Cash Management Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on the day of declaration. See "Dividends and Taxes."

MANAGEMENT OF THE TRUST

  Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), the Series' investment advisor, is an investment management firm managing, as of December 31, 1995, approximately $53 billion in assets, primarily for pension and profit sharing institutional accounts. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295.

  Fund/Plan Broker Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428-0874 serves as the Funds' underwriter. Bankers Trust Company, c/o BTNY Servic-es, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107, serves as the custodian of the Series' assets. Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, PA 19428-0874 serves as the Series' administrator, accounting/pricing agent and transfer agent.

RISK FACTORS

  Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives.

ALL SERIES:

  1. The Series may lend portfolio securities to creditworthy institutions; the principal risk to the

Series is the risk that the borrower fails to return the borrowed security. The Series will require collateral before lending securities. See "Loans of Portfolio Securities" under "Other Investment Practices and Risk Factors."

  2. The Series may invest in repurchase agreements (which involve risk of loss if a seller defaults on its obligations under the agreement) and reverse repurchase agreements (which involve risk of loss if a purchaser defaults on its obligation to return securities to the Series). See "Repurchase Agree-ments" and "Reverse Repurchase Agreements" under "Other Investment Practices and Risk Factors."

ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND:

  3. The Series may enter into contracts for the future purchase or sale of securities, including index contracts, and purchase and write options to buy or sell futures contracts. The Series may also purchase and write put and call options on securities or indices and enter into related closing transactions. While the Series do not engage in options or futures for speculative purposes, there are certain risks associated with such hedging techniques. See "Futures Contracts and Options on Futures Contracts" and "Options" under "Other Invest-ment Practices and Risk Factors."

GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND, U.S. BOND FUND AND NON-U.S. BOND FUND:

  4. The Series may invest in swaps for hedging and other permissible purpos-es, which could subject the Series to increased risks. See "Swaps" under "Other Investment Practices and Risk Factors."

GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND:

  5. Investments in non-U.S. securities could involve possible risks and op-portunities not typically associated with investments in U.S. securities, in-cluding, but not limited to, foreign exchange fluctuations, political risks and the costs of effecting transactions in foreign markets. See "Foreign Secu-rities and Currency Considerations" under "Other Investment Practices and Risk Factors."

  6. The value of securities denominated in currencies other than the U.S. dollar, when expressed in U.S. dollars, will fluctuate in response to changes in exchange rates between the U.S. dollar and the currencies in which the in-struments are denominated. The net asset value can therefore fluctuate in re-sponse to such changes in exchange rates, in addition to changes in the value of portfolio securities which are unrelated to changes in currency exchange rates. See "Foreign Securities and Currency Considerations" under "Other In-vestment Practices and Risk Factors."

  7. The Series may alter foreign currency exposure or engage in certain hedg-ing techniques through the use of forward currency contracts, currency futures contracts, options on currency futures, or swaps. The Series are also permit-ted to invest in options on securities, futures contracts and indices of both U.S. and non-U.S. markets. While the Series do not engage in options or futures for speculative purposes, there are certain risks associated with such hedging techniques. See "Forward Foreign Currency Transaction," "Options on Currencies" and "Futures Contracts and Options on Futures Contracts" under "Other Investment Practices and Risk Factors."

GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND:

  8. The Series may invest in lower quality, higher yielding securities (com-monly referred to as "junk bonds"). See "Fixed Income Securities" under "In-vestment Objectives and Policies," "High Yield/High Risk Securities" under "Other Investment Practices and Risk Factors" and Appendix A in the Trust's Statement of Additional Information.

GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND AND NON-U.S. BOND FUND:

  9. While the Global Bond Fund, Short-Term Global Income Fund and Non-U.S. Bond Fund each intend to qualify as "diversified" investment companies under the provisions of Subchapter M of the Internal Revenue Code, they will not be diversified under the Act. Thus, while at least 50% of each Series' total as-sets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' to-tal assets, the Series will not satisfy the Act's requirement in this respect, which applies that test to 75% of each Series' assets. A non-diversified port-folio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall as-sets.

  Please see the Statement of Additional Information for further information concerning investment policies and restrictions.

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:

 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................. 0.00%
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........................................................ 0.00%
 Deferred Sales Load (as a percentage of original purchase price)........ 0.00%
 Redemption Fees (as a percentage of amount redeemed).................... 0.00%
 Exchange Fees (as a percentage of amount exchanged)..................... 0.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                     TOTAL FUND
                                                                      EXPENSES
                                                            OTHER    (AFTER FEE
                                                          ESTIMATED    WAIVER
                                                           EXPENSES    AND/OR
                                MANAGEMENT/1/               (AFTER    EXPENSE
                                 FEES (AFTER     12B-1    REIMBURSE- REIMBURSE-
                                 FEE WAIVER)  EXPENSES/2/   MENT)      MENT)
                                ------------- ----------- ---------- ----------
SwissKey Global Fund...........     0.80%        0.65%      0.29%      1.74%
SwissKey Global Equity Fund....     0.00%        0.76%      1.00%      1.76%
SwissKey Global Bond Fund......     0.22%        0.49%      0.68%      1.39%
SwissKey Short-Term Global
 Income Fund...................     0.60%        0.52%      0.15%      1.27%
SwissKey U.S. Balanced Fund....     0.43%        0.50%      0.37%      1.30%
SwissKey U.S. Equity Fund......     0.00%        0.52%      0.80%      1.32%
SwissKey U.S. Bond Fund........     0.50%        0.47%      0.10%      1.07%
SwissKey U.S. Cash Management
 Fund..........................     0.30%        0.47%      0.10%      0.87%
SwissKey Non-U.S. Equity Fund..     0.56%        0.84%      0.44%      1.84%
SwissKey Non-U.S. Bond Fund....     0.75%        0.52%      0.15%      1.42%

  The SwissKey Fund class shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund and Non U.S. Equity Fund Series commenced operations on July 31, 1995. The SwissKey Fund class shares of the U.S. Bond Fund Series commenced operations on August 31, 1995.

-----------

/1Pursuant/to the terms of the Investment Advisory Agreements between the Trust and the Advisor, the Advisor is to receive a monthly fee at the fol-lowing annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non U.S. Bond Fund: 0.80%, 0.80%, 0.75%, 0.60%, 0.70%, 0.70%, 0.50%, 0.30%,
  0.80% and 0.75%, respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse expenses so that all of the expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund do not exceed 1.10%, 1.00%, 0.90%, 0.75%, 0.80%, 0.80%, 0.60%, 0.40%, 1.00% and 0.90%, respectively. Management fees
  (after fee waivers) and Other Estimated Expenses (after reimbursement) for the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund and SwissKey Non-U.S. Equity Fund are based on the operating expenses for Brinson Fund class shares of the relevant Series for the previous fiscal year. Management fees (after fee waivers) and Other Estimated Expenses (after reimbursement) for the SwissKey Short-Term Global Income Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund and SwissKey Non-U.S. Bond Fund are based on estimated amounts for the current fiscal year. Absent these fee waivers and expense reimbursements, the total operating expenses for the SwissKey Fund shares of the Series that have commenced operations to date are esti-mated to be 1.74%--Global Fund, 2.82%--Global Equity Fund, 1.92%--Global

 Bond Fund, 1.56%--U.S. Balanced Fund, 2.22%--U.S. Equity Fund, 5.15%--U.S. Bond Fund and 2.07%--Non-U.S. Equity Fund.

/2For/purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for SwissKey Fund class shares of each Se-ries. Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the SwissKey Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

  Although the Distribution Plan relating to the SwissKey Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the SwissKey Fund class shares, plus a 0.25% service fee for each SwissKey Fund class ("distribution fees"), the Trust and the Under-writer have agreed to limit aggregate distribution fees with respect to SwissKey Fund class shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.52%, 0.50%, 0.52%, 0.47%, 0.47%, 0.84% and 0.52% of the average daily net assets of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Manage-ment Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund, re-spectively.

EXAMPLE:

  Based on the level of expenses listed above after fee waivers and reimburse-ments, the total expenses relating to an investment of $1,000 would be as fol-lows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
SwissKey Global Fund............................  $18     $55     $94     $206
SwissKey Global Equity Fund.....................  $18     $55     $95     $207
SwissKey Global Bond Fund.......................  $14     $44     $76     $167
SwissKey Short-Term Global Income Fund..........  $13     $40     $70     $153
SwissKey U.S. Balanced Fund.....................  $13     $41     $71     $157
SwissKey U.S. Equity Fund.......................  $13     $42     $72     $159
SwissKey U.S. Bond Fund.........................  $11     $34     $59     $131
SwissKey U.S. Cash Management Fund..............  $ 9     $27     $48     $107
SwissKey Non-U.S. Equity Fund...................  $19     $58     $99     $216
SwissKey Non-U.S. Bond Fund.....................  $14     $45     $78     $170

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indi-rectly. While the example assumes a 5% annual return, a Fund's actual perfor-mance will vary and may result in actual returns greater or less than 5%.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  THE TRUST ISSUES TWO CLASSES OF SHARES THAT INVEST IN THE SAME PORTFOLIOS OF SECURITIES. ALTHOUGH SHAREHOLDERS OF BOTH THE BRINSON FUND CLASS SHARES AND SWISSKEY FUND CLASS SHARES DO NOT PAY SALES CHARGES, SHAREHOLDERS OF SWISSKEY FUND CLASS SHARES ARE SUBJECT TO DISTRIBUTION EXPENSES. THEREFORE, EXPENSES, AND ULTIMATELY, PERFORMANCE WILL VARY BETWEEN THE CLASSES. FURTHER INFORMATION ABOUT THE BRINSON FUND CLASS SHARES OF THE TRUST MAY BE OBTAINED BY CALLING
(800) 448-2430.

FINANCIAL HIGHLIGHTS

  The following financial highlights are part of the unaudited, interim finan-cial statements for the SwissKey Fund class of the U.S. Bond Fund which com-menced investment operations on August 31, 1995. The period presented is from August 31, 1995 through December 31, 1995. The following table should be read in conjunction with the unaudited financial statements and related notes also included in the Statement of Additional Information.

SWISSKEY U.S. BOND FUND

                                                                FOR THE PERIOD
                                                                  AUGUST 31,
                                                                  1995/1/ TO
                                                               DECEMBER 31, 1995
                                                               -----------------
Net asset value, beginning of period.........................       $10.00
 Income from investment operations:
 Net investment income.......................................         0.20
 Net realized and unrealized gain on Investments.............         0.34
                                                                    ------
  Total gain from investment operations......................         0.54
                                                                    ------
 Less distributions:
 Distributions from net investment income....................        (0.20)
 Distributions from net realized gain........................        (0.03)
                                                                    ------
  Total distributions........................................        (0.23)
                                                                    ------
 Net asset value, end of period..............................       $10.30
                                                                    ======
Total Return.................................................         5.29%/3/
Ratios/Supplemental Data
 Net assets, end of period (in 000s).........................       $9,249
 Ratio of expenses to average net assets:
 Before expense reimbursement................................         5.15%/2/
 After expense reimbursement.................................         1.07%/2/
 Ratio of net investment income to average net assets:
 Before expense reimbursement................................         1.71%/2/
 After expense reimbursement.................................         5.80%/2/
 Portfolio turnover rate.....................................          212%

-----------

/1/  Commencement of operations.

/2/  Annualized.

/3/  Not Annualized.

INVESTMENT OBJECTIVES AND POLICIES


  The investment objective of each Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. While a non-fundamental pol-icy or restriction may be changed by the Trustees of the Trust without share-holder approval, the Series intend to notify shareholders before making any material change in any such policy or restriction. Fundamental policies may not be changed without shareholder approval.

  The Series strive to attain their investment objectives, but there can be no assurance that they will do so.

  Additional investment policies and restrictions are described in the State-ment of Additional Information, dated February 15, 1996.

THE INVESTMENT PROCESS

  The Advisor's investment perspective for the Series is to determine funda-mental value based on sustainable future cash flows associated with given as-set classes and securities. Defining future cash flows associated with a particular security or asset class allows the Advisor to determine fundamental values (i.e., whether an investment is fairly priced). The successful identi-fication of mispricing opportunities should result in enhanced total return performance. Brinson Partners will focus on comparing current market prices to fundamental values, rather than on either forecasts of future price changes or extrapolations of historical price relationships.

  As a general matter, the Advisor will purchase for the Series only securi-ties contained in the underlying indices relevant to the Benchmarks. Brinson Partners will attempt to enhance the long-term return and risk performance of the Series relative to the Benchmarks by deviating from the normal Benchmark mix of asset classes and currencies in reaction to discrepancies between cur-rent market prices and fundamental values. Active asset allocation strategy for the Series will be defined relative to the Benchmark weights, which repre-sent the Series' normal mix. Decisions to deviate from the normal mix are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets and the expertise of investment profession-als. In the absence of views as to the relative attractiveness across asset classes, the actual fund weights will be equal to the Benchmark weights. The active management process is intended to produce a superior performance rela-tive to the Benchmark index.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities as defined in the Act, except that all of the Series may engage in borrowing activities as defined below. Each Series' investment objectives and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentra-tion, are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding vot-ing securities (as defined in the Act).

  The Series and the Advisor believe that, over the long term, investing across global equity and fixed income markets based upon discrepancies between market prices and fundamental values may achieve enhanced return and risk characteristics relative to the Benchmark.

  Fundamental value is considered to be the current value of long-term, sus-tainable future cash flows derived from a given asset class or security. In determining fundamental value, the Advisor takes into consideration broadly based indices representing asset classes or markets and various economic vari-ables such as productivity, inflation and global competitiveness. The valua-tion of asset classes reflects an integrated, fundamental analysis of global markets. Investment decisions are based on comparisons of current market prices to fundamental values.

  The "asset class strategy ranges" indicated on the following pages are the ranges within which each Series expects to make its active asset allocations to specific asset classes. Under all but unusual market conditions, each Se-ries expects to adhere to the strategy ranges set forth. However, each Series' strategy ranges may be exceeded by the Series under unusual market conditions.

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income. The Series is a diver-sified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Benchmark"), which is compiled by Brinson Partners. The Series seeks to achieve its investment objective by utilizing a wide range of equity, debt and money market securities in domestic and foreign markets. The Series may engage in futures, options and currency transactions for hedging as more fully described below.

ASSET ALLOCATION

  The Benchmark consists of five distinct asset classes representing the pri-mary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, U.S. bonds, non-U.S. bonds and cash equivalents. Each asset class is represented in the Benchmark by an index compiled by an independent data provider. The index relating to U.S. equities is the Wilshire 5000 Index; the index relating to non-U.S. equities is the Morgan Stanley Cap-ital International Non-U.S. Equity (Free) Index; the index relating to U.S. bonds is a composite of the Salomon Brothers Broad Investment Grade Bond Index and the Merrill Lynch Euro-Bond indices; the index for non-U.S. bonds is the Salomon Non-U.S. Government Bond Index; and the index relevant to the cash equivalent portion of the Benchmark is the 30-day U.S. Treasury Bill rate (calculated from the average of bid and ask). In order to compile the Bench-mark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, U.S. bonds, non-U.S. bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global mar-ket.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International World Equity Index which, in addition to the United States, currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland and Denmark. Also, the Series will primarily invest in fixed income markets listed in the Salomon World Gov-ernment Bond Index which, in addition to the United States, currently includes Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Austra-lia, Belgium, Italy, Spain, Sweden and Denmark.

  The Series may invest up to 5% of its total net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

  The Series may invest in the more broadly defined asset classes identified by the Benchmark. The "Normal Asset Allocation Mix," set forth below, repre-sents the asset allocation that the Series would expect to maintain when global capital markets are fairly priced relative to each other and relative to the associated risks.

GLOBAL SECURITIES MARKETS INDEX
NORMAL ASSET ALLOCATION MIX

                                                               NORMAL    ASSET
                                                               ASSET     CLASS
                                                             ALLOCATION STRATEGY
ASSET CLASS                                                     MIX      RANGES
-----------                                                  ---------- --------
Global Equities............................................. 67%
 U.S........................................................        50%  15-80%
 Non-U.S....................................................        17%   5-30%
Global Bonds................................................ 28%
 U.S........................................................        20%   5-50%
 Non-U.S....................................................         8%   2-15%
Cash and Cash Equivalents...................................  5%          0-45%
                                                             ----
                                                             100%

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series seeks to achieve its in-vestment objective by investing in a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domes-tic stocks, in the over-the-counter market. The Series may engage in futures, options and currency transactions for hedging as more fully described below. The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, ac-tive management of currency exposures and active security selection within each market.

ASSET ALLOCATION

  The benchmark for the Series is the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index (the "Benchmark"). The Benchmark is a mar-ket driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to pro-vide a representative total return for all major stock market exchanges lo-cated in and outside the United States. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such secu-rities in the index more accurately reflect the relevant global market.

  The Advisor's investment perspective for the Series is to rank worldwide stock markets in terms of their relative price/value attractiveness based on proprietary valuation models and the judgments of investment professionals. Inputs to the valuation models include forecasts of growth, inflation, risk premiums and foreign exchange movements. The Advisor develops industry strate-gies within, and sometimes across, individual equity markets with reference to the industry composition of the Series' benchmark index on a country-by-coun-try basis. The security selection of individual companies within each equity market is based on fundamental valuation and portfolio risk strategies. The Advisor's proprietary valuation model determines which securities are poten-tial candidates for inclusion in the portfolio.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be invested primarily in equity markets listed in the Bench-mark which, in addition to the United States, currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzer-land, Denmark, Austria, Belgium, Hong Kong, New Zealand, Finland, Italy, Nor-way, Singapore, Malaysia, Spain, Sweden and Ireland. The composition of this Index may change over time, according to criteria established by Morgan Stan-ley.

  The "Normal Market Capitalization Allocation Mix," set forth below, repre-sents the asset allocation mix based on the Benchmark, and may shift over time as the Index weights change.

                                                      NORMAL MARKET  ASSET CLASS
                                                      CAPITALIZATION  STRATEGY
                                                      ALLOCATION MIX   RANGES
                                                      -------------- -----------
U.S. Equities........................................       36%        15-70%
Non-U.S. Equities....................................       64%        30-85%
Cash and Cash Equivalents............................        0%         0-35%
                                                           ----
                                                           100%

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Series investment objective is to maximize total return, consisting of capital appreciation and current income. The Series seeks to achieve this ob-jective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may engage in futures, options and currency transactions for hedging as more fully described below. The Se-ries is a non-diversified portfolio.

ASSET ALLOCATION

  The Advisor's investment process incorporates assessments of country bond exposures, interest rate sensitivity and currency exposure. The primary in-vestment decision is that of country allocation, since, in the Advisor's judg-ment, country and currency selection are expected to account for the majority of long-term fixed income returns in the global markets. This decision is made with reference to the Series' benchmark index on the basis of Brinson Part-ners' analysis of local market and currency returns for each country. Dura-tions, maturity and individual security selection are then considered market-by-market as dictated by the economic fundamentals of each market. The Advisor's proprietary valuation model determines which securities are poten-tial candidates for inclusion in the portfolio.

  The benchmark for the Series is the Salomon World Government Bond Index (the "Benchmark"). The Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. Gov-ernments, governmental entities and supranationals. From time to time, the Ad-visor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be primarily invested in fixed income markets listed in the Benchmark which, in addition to the United States, currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Bel-gium, Italy, Spain, Sweden, Denmark and Austria. The composition of this index may change over time, according to criteria established by Salomon Brothers.

  The "Normal Market Capitalization Allocation Mix," set forth below, repre-sents the asset allocation mix based on the Benchmark, and may shift over time as the index weights change.

                                                                         ASSET
                                                         NORMAL MARKET   CLASS
                                                         CAPITALIZATION STRATEGY
ASSET CLASS                                              ALLOCATION MIX  RANGES
-----------                                              -------------- --------
U.S. Bonds..............................................       39%       20-80%
Non-U.S. Bonds..........................................       61%       20-80%
                                                              ---
                                                              100%

SHORT-TERM GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to seek a high level of current income consistent with preservation of capital and reasonable investment risk. The Series seeks to achieve this objective by investing primarily in debt securi-ties having a dollar-weighted average maturity of not more than three years. The Series may engage in futures, options and currency transactions for hedg-ing as more fully described below. The Series is a non-diversified portfolio.

INVESTMENT PROCESS

  The Advisor's investment process incorporates assessments of country, fixed income, money market exposures, interest rate sensitivity, yield curve and currency exposure. The primary investment decision is that of country alloca-tion, since, in the Advisor's judgment, country and currency selection are ex-pected to account for the majority of short-term fixed income returns in the global markets. This decision is made with reference to the Series' benchmark index on the basis of Brinson Partners' analysis of local market and currency returns for each country. Du-rations, maturity and individual security selection are then considered mar-ket-by-market as dictated by the economic fundamentals of each market. The Advisor's proprietary valuation model determines which securities are poten-tial candidates for inclusion in the portfolio.

ASSET ALLOCATION

  The benchmark for the Series is the Lehman Brothers 1-3 Year Government In-dex (the "Benchmark"). The Benchmark is comprised of U.S. Government Treasury and Agency Securities with maturities of 1-3 years. Although the securities to be held in the Series' portfolio do not directly correspond to the securities included in the Benchmark, Brinson Partners will attempt to enhance the long-term return and risk performance of the Series relative to the Benchmark by identifying discrepancies between current market prices and fundamental val-ues. The active management process is intended to produce a superior perfor-mance relative to the Benchmark index.

HIGH QUALITY FIXED INCOME SECURITIES

  The Series seeks to minimize investment risk by limiting its portfolio in-vestments to high quality fixed income securities. Accordingly, the Series' investment portfolio consists only of: (i) debt securities issued or guaran-teed by the U.S. Government, its agencies or instrumentalities ("U.S. Govern-ment Securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or in-strumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by the Advisor to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Ad-visor to be of equivalent quality; (iv) certificates of deposit and bankers acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of for-eign banks) having total assets of more than $500 million and determined by the Advisor to be of high quality; and (v) commercial paper rated A1 or A2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff and Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's and determined by the Advisor to be of high quality. Other fixed income securities in which the Series may invest include zero coupon bonds, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may purchase U.S. dollar-denominated securities that reflect a broad range of investment maturities and sectors.

  The fixed income securities in the non-U.S. component of the Series may in-clude securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European In-vestment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The investment objective of the Series is to maximize total return, consist-ing of capital appreciation and current income, while controlling risk. The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "Benchmark"), which is compiled by Brinson Partners. The Series seeks to achieve its investment objective by utilizing a wide range of equity, debt and money market securities.

ASSET ALLOCATION MARKET MANAGEMENT

  The Benchmark for the Series is compiled by the Advisor. The Benchmark rep-resents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

  The Series will, under normal circumstances, invest at least 25% of its net assets in fixed income senior securities. The Series will also invest in eq-uity securities, including warrants, preferred stock and securities convert-ible into equity securities. For temporary defensive purposes, up to 50% of the Series' total assets may be invested in cash and cash equivalents includ-ing money market and short-term instruments.

  The weighting in the Series of equity, fixed income and money market securi-ties will be adjusted in response to variations in perceived return potential as estimated by Brinson Partners on the basis of fundamental analysis. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The "normal asset allocation mix," set forth below, represents the asset al-location that the Series would expect to maintain when the financial markets are fairly priced relative to each other and to the associated risks in such markets. This is the U.S. Balanced Index which will serve as the performance benchmark.

                                                               NORMAL    ASSET
                                                               ASSET     CLASS
                                                             ALLOCATION STRATEGY
                                                                MIX      RANGES
                                                             ---------- --------
U.S. Equity................................................. 65%         30-75%
 Large Capitalization Stocks................................        45%
 Intermediate/Small Capitalization Stocks...................        20%
U.S. Bonds.................................................. 30%         25-70%
Cash........................................................  5%          0-50%
                                                             ----        ------
                                                             100%

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as on the over-the-counter market. Under normal cir-cumstances, at least 65% of the Series' total assets will be invested in eq-uity securities of U.S. companies. The Series may engage in futures and options for hedging as more fully described below.

INVESTMENT PROCESS

  The Advisor's approach to investing for the Series is to invest in the eq-uity securities of U.S. companies believed to be undervalued based upon inter-nal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The Advisor's research focuses on several levels of analysis; first, on understanding wealth shifts that occur within the equity market, and sec-ond, on individual company research. At the company level, the Advisor quanti-fies expectations of a company's ability to generate profit and to grow business into the future.

  For each stock under analysis, the Advisor discounts to the present all of the future cash flows that it believes will accrue to the Series from the investment in order to calculate a present or intrinsic value. This value estimate generated by the Advisor's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with the Advisor's investment judgment, determine which securities are included in the portfolio.

  The Benchmark for the Series is the Wilshire 5000 Index (the "Benchmark"). The Benchmark is a broad weighted index which includes all U.S. common stocks. The Benchmark is designed to provide a representative indication of the capi-talization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series seeks to achieve this objective by investing primarily in fixed income securi-ties, which may also provide the potential for capital appreciation. As a mat-ter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an ini-tial maturity of more than one year. The Series may also engage in futures and options transactions for hedging as more fully described below. The Series is a diversified portfolio.

INVESTMENT PROCESS

  Brinson Partners is an active manager of fixed income securities. The Advi-sor believes that markets do not always efficiently price fixed income securi-ties and that a fundamental value-based investment process can increase portfolio returns. Brinson Partners' fixed income strategies consider many factors in addition to maturity and current yield in the evaluation of fixed income securities. These factors include interest rate sensitivity, quality, yield curve analysis and individual issue selection. Accordingly, Brinson Partners will pursue the Series' objective by investing its assets in debt se-curities which are believed to be undervalued. The Advisor's proprietary valu-ation model determines which securities are potential candidates for inclusion in the portfolio.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "Benchmark"). The Benchmark is a market driven broad based in-dex which includes U.S. bonds with over one year to maturity. The Benchmark is designed to provide a representative indication of the performance of U.S. in-vestment grade fixed income securities in the United States. From time to time, the Advisor may substitute securities in an equivalent index when it be-lieves that such securities in the index more accurately reflect the relevant fixed income securities market.

FIXED INCOME SECURITIES

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. Government together with its agencies and instru-mentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will meet a minimum rating of BBB- by Standard and Poor's Corporation ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as hav-ing an adequate capacity to pay principal and interest, such bonds lack out-standing investment characteristics and, in fact, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest pay-ments than is the case with higher rated bonds. The Series may invest up to 30% of its total assets in securities rated lower than BBB- by S&P and Baa3 by Moody's (commonly referred to as "junk bonds"). Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade se-curities and carry a higher degree of risk and are considered to be specula-tive by the major credit rating agencies (see "High Yield/High Risk Securi-ties" under "Other Investment Practices and Risk Factors"). Other fixed income securities in which the Series may invest include zero coupon bonds, mortgage-backed securities, asset-backed securities and when-issued securities. The Se-ries may invest a portion of its assets in short-term debt securities (including repurchase agreements) of corporations, governments or agencies and banks and finance companies. When unusual market conditions warrant, the Se-ries can make substantial temporary defensive investments in cash equivalents.

U.S. CASH MANAGEMENT FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize current income consistent with preservation of capital. The Series is a diversified portfolio.

INVESTMENT PROCESS

  In accordance with procedures adopted pursuant to Rule 2a-7 under the Act, the Series limits its investments to those U.S. dollar-denominated instruments which the Board of Trustees of the Trust determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which are unrated and of com-parable quality, with remaining maturities of 397 calendar days or less ("Eli-gible Securities"). The Series maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. The Series will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. Government securities, rated in the highest category by the requisite number of NRSROs, except that the Series may exceed that limit as permitted by Rule 2a-7 for a period of up to three business days; and the Se-ries will not invest (a) the greater of 1% of the Series' total assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category and (b) more than 5% of its total assets in Eligible Securi-ties of all issuers rated in the second highest category. These procedures are not fundamental policies of the Series.

  Because the Series limits its investments to high quality securities, the Series' portfolio, and thus the Series' shareholders, will generally earn lower yields than if the Series purchased securities with a lower rating and correspondingly greater risk.

U.S. GOVERNMENT SECURITIES

  The Series may invest in U.S. Government securities, which consist of mar-ketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. Government ("U.S. Government securi-ties"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (popu-larly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. Government and supported by the full faith and credit of the U.S. Government. Other U.S. Government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not direct obligations of the U.S. Government, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported by the credit of the instrumentality, such as Federal Na-tional Mortgage Association ("FNMA") bonds.

BANK OBLIGATIONS

  The Series may also invest in bank obligations or instruments secured by bank obligations.

Such instruments consist of fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, and banker's acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments") and foreign branches of foreign banks ("Foreign Bank Investments"). When investing in a bank obliga-tion issued by a branch, the parent bank must have assets of at least five billion dollars.

  The Series may invest only up to 25% of its assets in Eurodollar invest-ments. Yankee Dollar investments, which are considered investments in domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities.

  Time Deposits are non-negotiable deposits maintained in a foreign branch of a U.S. or foreign banking institution for a specified period of time at a stated interest rate. The Series may not invest more than 10% of its assets in time deposits with maturities in excess of seven calendar days.

COMMERCIAL PAPER

  The Series may also invest in commercial paper of domestic or foreign is-suers which is considered by the Series to present minimal credit risks and which is rated within the two highest rating categories by NRSROs or, if unrated, has been determined by the Advisor to be of comparable quality to in-struments that are Eligible Securities pursuant to procedures approved by the Trust's Board of Trustees.

CORPORATE OBLIGATIONS

  The corporate obligations which the Series may purchase are fixed, floating or variable rate bonds, debentures or notes which are considered by the Series to present minimal credit risks and which are rated within the two highest rating categories by NRSROs, or if unrated, have been determined by the Advi-sor to be of comparable quality to instruments which are Eligible Securities pursuant to procedures approved by the Trust's Board of Trustees. Such obliga-tions must mature in 397 calendar days or less. Generally, the higher an in-strument is rated, the greater its safety and the lower its yield.

  (For informational purposes, included in the Statement of Additional Infor-mation is an explanation of ratings by two NRSROs, Standard & Poor's Corpora-tion and Moody's Investors Service.)

OTHER POLICIES

  Depending on its view of market conditions and cash requirements, the Series may or may not hold securities purchased until maturity. The yield on certain instruments held by the Series may decline if sold prior to maturity.

  Whenever the Series' Advisor believes market conditions are such that yield could be increased by actively trading the portfolio securities to take advan-tage of short-term market variations, the Series may do so without restriction or limitation. The Series may not invest in securities other than the types of securities listed above and is subject to other specific investment restric-tions as detailed in the Statement of Additional Information.

  The Series may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Series' total assets at the time of the most recent loan, and further provided that the borrower deposits and maintains 102% cash col-lateral for the benefit of the Series. Any of the Series' Eurodollar Invest-ments, Foreign Bank Investments or investments in commercial paper of foreign issuers will involve risks that are different from investments in obligations of domestic entities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign depos-its, currency controls, interest limitations, or other governmental restrictions which affect the payment of principal or interest on securities the Series holds. In addition, there may be less publicly available information regarding such foreign banks or foreign issuers of commercial paper.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity secu-rities of non-U.S. issuers. The Series may engage in futures, options and cur-rency transactions for hedging and other permissible purposes as more fully described below.

ASSET ALLOCATION MARKET MANAGEMENT

  The benchmark for the Series is the Morgan Stanley Capital International ("MSCI") Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the United States. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

  The Advisor's investment perspective for the Series is to invest in the eq-uity securities of non-U.S. markets and companies which are believed to be un-dervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects Brinson Partners' decisions concerning the relative attractiveness of asset classes, the individual international eq-uity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Advi-sor initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The rel-ative performance of foreign currencies is an important factor in the Series' performance. Brinson Partners may manage the Series' exposure to various cur-rencies to take advantage of different yield, risk and return characteristics. The Advisor's proprietary valuation model determines which securities are po-tential candidates for inclusion in the portfolio.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be primarily invested in the equity markets included in the Morgan Stanley Capital International Non-U.S. Equity (Free) Index which cur-rently are: Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Ma-laysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of this Index may change over time, according to criteria es-tablished by Morgan Stanley.

  The "Normal Asset Class Allocation Mix," set forth below, represents the as-set allocation mix based on the Benchmark, and may shift over time as the Benchmark index weights change.

                                                              NORMAL
                                                            ASSET CLASS  ASSET
                                                            ALLOCATION  STRATEGY
                        ASSET CLASS                             MIX      RANGES
                        -----------                         ----------- --------
Non-U.S. Equities..........................................    100%      65-100%
Cash and Cash Equivalents..................................      0%        0-35%
                                                               ----
                                                               100%

NON-U.S. BOND FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income while controlling risk. The Series seeks to achieve this objective by in-vesting primarily in fixed income securities, which are not denominated in U.S. dollars and that may also provide the potential for capital appreciation. As a matter of fundamental policy, under normal circumstances, the Series in-tends to invest at least 65% of its total assets in debt securities with an initial maturity of more than one year from at least three countries other than the United States. The Series may engage in futures, options and currency transactions for hedging as more fully described below. The Series is a non-diversified portfolio.

ASSET ALLOCATION MARKET MANAGEMENT

  Brinson Partners will pursue the Series' objective by investing its assets in non-dollar-denominated debt securities which are believed to be undervalued based upon its fundamental research and proprietary valuation systems. The Ad-visor's primary investment decisions are those of market allocation and cur-rency allocation based upon forecasts of local market and currency returns for each country. These decisions are made with reference to the Series' benchmark index which is defined below. Durations, maturity and individual security se-lection are then considered market-by-market as dictated by the economic fun-damentals of each market.

  The benchmark for the Series is the Salomon Brothers Non-U.S. Government Bond Index (the "Benchmark"). The Benchmark is a capitalization-weighted index which measures the broad non-U.S. dollar markets invested in debt issues of non-U.S. Governments, governmental entities and supranationals. From time to time, the Advisor may substitute other equivalent indices, in whole or in part, when it believes that such indices more accurately provide opportunities within the fixed income securities markets.

  Although it may invest anywhere in the world, it is expected that the the Series' assets will be invested primarily in fixed income markets listed in the Benchmark, which currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Belgium, Italy, Spain, Sweden, Denmark and Austria. The composition of this Index may change over time ac-cording to criteria established by Salomon Brothers.

FIXED INCOME SECURITIES

  The Series may invest in a broad range of fixed income securities (debt se-curities with an initial maturity of more than one year), including foreign government securities and debt obligations of foreign companies. All fixed in-come securities in which the Series will invest will meet a minimum rating of BBB- by Standard and Poor's Corporation ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of compa-rable quality by Brinson Partners. Such securities are considered to be in-vestment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds.

  The fixed income securities in the Series will typically include securities issued by foreign governments, agencies and supranational entities. A suprana-tional entity is an entity established or financially supported by the na-tional governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Com-munity, the European Investment Bank, the Inter-American-Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements) of corporations, governments or agencies, banks and finance companies which may be denominated in non-U.S. or U.S. currency. When unusual market conditions warrant, the Series can make substantial temporary defensive investments in cash equivalents. Cash equivalent holdings may be denominated in any currency.

INVESTMENT POLICIES

EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND):

  The Series may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or ex-changeable for common stock, securities such as warrants or rights that are convertible into common stock. The Series expect their U.S. equity investments to emphasize both large and intermediate capitalization companies.

  The Global Fund, Global Equity Fund and Non-U.S. Equity Fund may also invest in a broad range of equity issuers of non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities or warrants or rights that are convertible into common stock and sponsored or unsponsored American and European depository receipts for those securities. The issuers of unsponsored American and European depository receipts are not obligated to disclose material information in the United States.

  The equity markets in the non-U.S. component of the Global Fund, Global Eq-uity Fund and Non-U.S. Equity Fund will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large and intermediate capitalization ranges vary country-by-country.

  The Global Fund may invest in equities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securi-ties of issuers in emerging markets.

CASH AND CASH EQUIVALENTS (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND):

  The Series may invest a portion of their assets in short-term debt securi-ties (including repurchase agreements) of corporations, U.S. Government and its agencies and banks and finance companies. The Global Fund, Global Equity Fund and Non-U.S. Equity Fund also may invest a portion of their assets in short-term debt securities (including repurchase agreements) of corporations, governments or their agencies and banks and finance companies which may be de-nominated in non-U.S. currencies. When unusual market conditions warrant, the Series may make substantial temporary defensive investments in cash equiva-lents up to a maximum exposure that usually will not exceed 50% for U.S. Bal-anced Fund, 45% for Global Fund and 35% for Global Equity Fund, U.S. Equity Fund and Non-U.S. Equity Fund. When the Series invest for defensive purposes, they may affect the attainment of the Series' investment objective. Cash equivalent holdings may be denominated in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purpos-
es).

ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series investing in zero cou-pon securities will realize no cash until the cash payment date and, if the issuer defaults, the Series may obtain no return at all on its investment. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to dis-tribute the same to shareholders annually, even if no payment is received be-fore the distribution date.

MORTGAGE-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  The Series may invest in mortgage-backed securities, representing interests in pools of mortgage loans. These securities provide shareholders with pay-ments consisting of both interest and principal as the mortgages in the under-lying mortgage pools are paid off. The Series may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Series may also invest in privately-issued mortgage-backed se-curities issued by certain private, non-government corporations, such as fi-nancial institutions.

  The Series may also invest in Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are debt securi-ties issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an in-denture. CMOs are issued in a number of classes or series with different matu-rities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obli-gation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. Government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. Such instruments also tend to be more sensitive to interest rates than Government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be re-quired to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate pre-payment assumption.

ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

  Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receiv-ables in the underlying pool. Pay-through asset-backed securities are debt ob-ligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receiv-ables provide that the Series pay the debt service on the debt obligations is-sued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

  The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securi-ties. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commit-ment to purchase. During the period between purchase and settlement, no inter-est accrues to the Series. At the time of settlement, the market value of the security may be more or less than the purchase price.

CONVERTIBLE SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

CURRENCY MANAGEMENT (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND):

  To manage exposure to currency fluctuations, the Series may alter fixed in-come or money market exposures (in their normal asset allocation mix as previ-ously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obliga-tions. These techniques are further described below.

FORWARD FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND):

  The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed num-ber of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  When the Advisor believes that the currency of a particular country may suf-fer a significant decline against the U.S. dollar or against another currency, the Series may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency ap-proximating the value of some or all of the Series securities denominated in such foreign currency.

  At the maturity of a forward contract, the Series may either sell a portfo-lio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" con-tract with the same currency trader obligating them to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions. See "Options, Futures and Forward Contracts" under "Other Investment Practices and Risk Factors."

OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND):

  The Series also may purchase and write put and call options on foreign cur-rencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with their custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Series would be required to deliver upon exercise of the put. See "Options, Futures and Forward Contracts" under "Other Investment Practices and Risk Fac-tors."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND):

  The Series may enter into contracts for the purchase or sale of securities, including index contracts. The Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund also may enter into contracts for the purchase or sale of foreign curren-cies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Series incur a contractual obliga-tion to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. The Se-ries may enter into futures contracts and engage in options transactions re-lated thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' assets.

  The Series may also purchase and write options to buy or sell futures con-tracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to pur-chase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Series enter into a futures transac-tion, they must deliver to the futures commission merchant selected by the Se-ries an amount referred to as "initial margin."

  This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the un-derlying securities subject to the futures contract.

  The Series will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the U.S., on foreign exchanges. See "Options, Futures and Forward Contracts" under "Other Investment Practices and Risk Factors."

  In addition, the U.S. Balanced Fund and the U.S. Equity Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

OPTIONS (ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND)

  The Series may purchase and write put and call options on U.S. securities and indices and enter into related closing transactions. In addition, the Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund may purchase and write put and call options on foreign securities and indices and enter into related closing transactions.

  A call option enables the purchaser, in return for the premium paid, to pur-chase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Series will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Series' total assets. The Series will only write call options on a covered basis (e.g., on securities they hold in their portfolio). The Series will re-ceive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Series' total return. The Series may lose potential market appreciation, however, if the Advisor's judgment is incorrect with respect to interest rates, security prices or the movement of indices.

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Series will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Series total assets. With regard to pur-chasing put options, each Series will limit the aggregate value of the obliga-tions underlying such put options to 50% of its total net assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Series will, at all times during which they hold a put option, own the security underlying such option. The Series will receive premium income from writing put options, although they may be required, when the put is exercised, to purchase securi-ties at higher prices than the current market price.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

  Closing transactions essentially let the Series offset put options or call options prior to exercise or expiration. If the Series cannot effect closing transactions, they may have to hold a security they would otherwise sell or deliver a security they might want to hold.

  The Series may use options traded on U.S. exchanges and, to the extent per-mitted by law, options traded over-the-counter. The Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund may use options traded on recognized foreign exchanges to the extent permitted by law. It is the position of the Securities and Ex-change Commission that over-the-counter options are illiquid. Accordingly, the Series will invest in such options only to the extent consistent with their 15% limit on investment in illiquid securities. See "Options, Futures and For-ward Contracts" under "Other Investment Practices and Risk Factors" below.

OTHER INVESTMENT PRACTICES AND RISK FACTORS

DERIVATIVE INVESTMENTS

  The term "derivatives" has been used to identify a range and variety of fi-nancial instruments. In general, a derivative is commonly defined as a finan-cial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a spe-cific security, or an index of securities. As is the case with other types of investments, a Series' derivative instruments may entail various types and de-grees of risk, depending upon the characteristics of the derivative instrument and the Series' overall portfolio.

  Each Series permitted the use of derivatives may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in deriva-tive investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objectives and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio invest-ments.

  Where not specified, investment limitations with respect to a Series' deriv-ative instruments will be consistent with such Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative investments permitted for certain Series, including options, futures, forward contracts and interest rate swaps, are described in greater detail below.

OPTIONS AND FUTURES (ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND)

  The Series' investments in options and futures and similar strategies will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments and may not perform as expected. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Series' return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Series in the event of default by the other party to the contract. The Series could also experience losses if the prices of their options and futures positions are poorly correlated with their other in-vestments, or if they cannot close out their positions because of an illiquid secondary market. Gains and losses on investments in options and futures de-pends on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Where a liquid secondary market does not exist, the Series will likely be unable to control losses by closing their positions. The loss from investing in futures transactions is potentially unlimited.

SWAPS (ALL SERIES, EXCEPT GLOBAL EQUITY FUND, U.S. EQUITY FUND, U.S. CASH MANAGEMENT FUND AND NON-U.S. EQUITY FUND)

  The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. Each Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any in-crease in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possi-ble.

  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than they would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series are contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

REPURCHASE AGREEMENTS (ALL SERIES)

  The Series may enter into repurchase agreements with banks or broker-deal-ers. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the re-purchase agreement should default on its obligation to repurchase the under-lying security, the Series may experience delay or difficulty in recovering their cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% (10% in the case of the U.S. Cash Management Fund) of the Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repur-chase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

REVERSE REPURCHASE AGREEMENTS (ALL SERIES)

  The Series may enter into reverse repurchase agreements with banks and bro-ker-dealers. Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repur-chase agreement period, the Series continue to receive principal and interest payments on these securities.

  The Series will establish a segregated account with their custodian bank in which they will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to their obligations with respect to re-verse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Series may decline be-low the price of the securities the Series have sold but is obligated to re-purchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a de-termination by the other party, or their trustee or receiver, whether to en-force the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the investment limitations discussed below in the section entitled "Borrow-ing."

BORROWING (ALL SERIES)

  The Series may borrow money as a temporary measure for extraordinary pur-poses or to facilitate redemptions. The Series will not borrow money in excess of 33 1/3% (10% in the case of the U.S. Cash Management Fund) of the value of their total assets. The Series have no intention of increasing their net in-come through borrowing. Any borrowing will be done from a bank with the re-quired asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days there-after (not including Sunday or holidays) or such longer period as the Securi-ties and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of their net assets, or issue senior securities as defined in the Act, ex-cept for notes to banks and reverse repurchase agreements. Investment securi-ties will not be purchased while the Series have an outstanding borrowing that exceeds 5% of the Series' net assets.

LOANS OF PORTFOLIO SECURITIES (ALL SERIES)

  The Global Equity Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Bond Fund may loan up to 33 1/3% of their assets; Global Fund, Global Bond Fund and Non-U.S. Equity Fund may loan up to 25% of their assets; and the U.S. Cash Management Fund may loan up to 10% of its assets to qualified broker-dealers or institutional investors for their use relating to short sales or other security transactions. The ma-jor risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

RULE 144A SECURITIES (ALL SERIES)

  While maintaining oversight, the Board of Trustees has delegated to the Ad-visor the day-to-day functions of determining whether or not individual secu-rities purchased under Rule 144A of the Securities Act of 1933, as amended, are liquid for purposes of the Series' 15% (10% in the case of the U.S. Cash Management Fund) limitation on investments in illiquid assets. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Se-ries has valued the security. Examples of illiquid securities are over-the-counter options and certain swaps. The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three deal-ers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the se-curity; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of solic-iting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and peri-odically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in Rule 144A se-curities could have the effect of increasing the level of Series illiquidity to the extent that qualified institutional buyers become, for a time, uninter-ested in purchasing these securities.

  If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% (10% in the case of the U.S. Cash Management Fund) limit on investment in such securities, Brinson Partners will determine what action shall be taken to en-sure that the Series continue to adhere to such limitation including disposing of illiquid assets which may include such Rule 144A securities.

FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND)

  Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. mar-kets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory tax-ation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. With respect to the Global Fund, Global Equity Fund and Non-U.S. Equity Fund, investments will be made primarily in the equity securities of companies domiciled in developed coun-tries. These Series intend to diversify broadly among countries but reserve the right to invest a substantial portion of their assets in one or more coun-tries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dol-lars, they will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury regulations so that generally any component of a gain or loss attrib-utable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  Compared to the United States and other developed countries, emerging coun-tries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securi-ties and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, secu-rities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Countries such as those in which the Series may invest have historically ex-perienced and may continue to experience, high rates of inflation, high inter-est rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme pov-erty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series, may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Al-though the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. The Series will manage currency exposures rela-tive to the normal currency allocation and will consider return and risk of currency exposures relative to the Benchmark.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

RISKS ASSOCIATED WITH FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND, U.S. BOND FUND AND NON-U.S. BOND FUND)

  All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities de-clines, and when interest rates fall, prices rise.

  In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Con-versely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dol-lars.

HIGH YIELD/HIGH RISK SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  Debt securities rated lower than BBB- by S&P or Baa3 by Moody's are consid-ered to be of poor standing and predominantly speculative. Investing in lower rated debt securities may involve certain risks not typically associated with higher rated securities. The economy and interest rates affect these lower rated debt securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated invest-ments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of ris-ing interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any secu-rity and in the ability of an issuer to make payments of interest and princi-pal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, howev-er, affect the Series' net asset value per share. The Global Fund and Global Bond Fund intend to limit their investment in non-investment grade debt secu-rities of U.S. dollar-denominated fixed income assets and non-U.S. fixed in-come assets, respectively, to no more than 10% of their net assets. The U.S. Balanced Fund and the U.S. Bond Fund intend to limit their investments in non-investment grade debt securities to no more than 10% and 30% of net assets, respectively.

  Investment in foreign commercial banks are subject to additional risks due to the securities trading and underwriting activities of such banks. Since it is common for foreign banks to acquire equity participations in other compa-nies, such banks are more likely than U.S. banks to have substantial invest-ments in equity securities. As a result, a general decline in the market for equity securities may require such banks to raise additional capital or cur-tail some of their activities. On the other hand, foreign banks tend to be less leveraged than U.S. institutions. In addition, because the banking indus-try in most countries is more concentrated and has fewer participants than in the United States, a foreign bank is more likely to have a dominant position in its home country's banking market.

  Please see the Statement of Additional Information for further information concerning investment policies and restrictions.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1995, approximately $53 billion, primarily for institutional pension and profit sharing accounts. Brinson Partners was orga-nized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and inter-national investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Brinson Partners also serves as the investment advisor to six other investment companies, Brinson Relationship Funds, which includes six investment portfolios (series), Enter-prise Accumulation Trust, Enterprise International Growth Portfolio, Fort Dearborn Income Securities, Inc., Short-Term World Income Portfolio and Pace Large Company Value Equity Investments. Swiss Bank, with headquarters in Ba-sel, Switzerland, is an internationally diversified organization with opera-tions in many aspects of the financial services industry.

  Pursuant to its investment advisory agreements with the Trust, on behalf of each Series, Brinson Partners receives a monthly fee at various annual per-centage rates of each Series' average daily net assets, as described below, for providing investment advisory services and Brinson Partners is responsible for paying its own expenses. Brinson Partners has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advi-sory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic fac-tors and trends from its foreign subsidiaries, but it does not generally re-ceive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services, the following Series pay Brinson Partners a monthly fee at the following annual rates based on their respective average daily net assets. Global Fund, Global Equity Fund and Non-U.S. Equity Fund pay 0.80%, which is higher than the advisory fees paid by most other mu-tual funds; however, this fee is comparable with those of other mutual funds with similar investment objectives. Global Bond Fund and Non-U.S. Bond Fund pay 0.75%. U.S. Balanced Fund and U.S. Equity Fund pay 0.70%; U.S. Bond Fund pays 0.50%; Short-Term Global Income Fund pays 0.60%; and U.S. Cash Management Fund pays 0.30%.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is pri-marily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Fund/Plan Broker Services, Inc. ("FPBS"), 2 W. Elm Street, Conshohocken, PA 19428-0874, was engaged pursuant to an agreement dated April 25, 1995, for the limited purpose of acting as un-derwriter to facilitate the registration of the SwissKey Fund class shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

  FPBS may pay expenses, including trail commissions and account servicing fees, to brokers who have selling agreements pursuant to Rule 12b-1 Distribu-tion Plans adopted by the Trust on behalf of each Series. These commissions and servicing fees will not exceed 0.90% of the average net assets of a Se-ries' shares.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with Fund/Plan Services, Inc. ("Fund/Plan"), 2 W. Elm Street, Conshohocken, PA 19428-0874, pursuant to which the administrator re-ceives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% of its average daily net assets in excess of $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with Fund/Plan, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class port-folio.

  The services Fund/Plan provides to the Series include: coordinating and mon-itoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  Fund/Plan serves as each Series' transfer agent. As transfer agent, it main-tains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other share-holder service functions. Shareholder inquiries should be addressed to the transfer agent at 1-800-SWISSKEY.

  Fund/Plan also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset val-ues.

EXPENSES

  Each class of shares of a Series' will bear, pro rata, all of the common ex-penses of that Series. Such expenses may include, but are not limited to, man-agement fees, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports, semi-annual reports and prospectuses which are dis-tributed to existing shareholders), brokerage commissions, the expenses of registering and qualifying the Series shares for sale with the Securities and Exchange Commission and with various state securities commissions, fees and expenses of the Series custodian, administrator and transfer agent, the ex-penses of obtaining quotations of portfolio securities and of pricing the Se-ries' shares. General expenses which are not associated directly with any particular Series within the Trust (e.g., insurance premiums, trustees' fees, expenses of maintaining the Trust's legal existence and of shareholders' meet-ings, and fees and expenses of industry organizations) are allocated between the various Series and classes based upon an equitable basis. All expenses in-curred by a Series, will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the Brinson Fund classes will not incur any of the expenses under the SwissKey Fund classes' 12b-1 Plan. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Series will vary.

  Brinson Partners has agreed irrevocably to waive its fees and reimburse ex-penses so that total operating expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Manage-ment Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund, do not exceed 1.10%, 1.00%, 0.90%, 0.75%, 0.80%, 0.80%, 0.60%, 0.40%, 1.00% and
0.90%, respectively. Had the Advisor not agreed irrevocably to waive its fees and reimburse expenses, the Total Fund Expense ratio for the SwissKey Fund class shares of the Series that have commenced operations would have been es-timated at 1.79%--Global Fund, 3.41%--Global Equity Fund, 2.27%--Global Bond Fund, 1.45%--U.S. Balanced Fund, 5.92%--U.S. Equity Fund, 5.15%--U.S. Bond Fund, and 2.44%--Non-U.S. Equity Fund, respectively.

PURCHASE OF SHARES

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Series' investment objectives and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Funds' net asset value at the time of the next determination of net asset value determined as of the same time. All dividends, interest, subscription, or their rights per-taining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Invest-ors who are permitted to transfer such securities will be required to recog-nize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the ex-change, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor repre-sents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (ex-cept U.S. Government securities) being exchanged together with other securi-ties of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

  Purchase orders for shares of a Fund which are received by Fund/Plan in proper form, including money order, check or bank draft, by 4:00 p.m. Eastern Time on any day that the New York Stock Exchange ("NYSE") is open for trading will be purchased at such Fund's net asset value determined that day, except that orders and payment for the SwissKey U.S. Cash Management Fund must be re-ceived by 12:00 p.m. Eastern Time. For the U.S. Cash Management Fund, pur-chases will be processed at the net asset value calculated after your investment has been converted to federal funds, e.g., monies credited to the Series' custodian bank by a Federal Reserve Bank. Upon conversion to federal funds, your purchase will be deemed effective and be entitled to dividends. If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. For the U.S. Cash Management Fund, if you invest by check or non-federal funds wire, allow one business day after receipt for conversion into federal funds. Except for the U.S. Cash Management Fund, purchase orders for shares received in proper form after 4:00 p.m. Eastern time will be priced at the net asset value determined on the next day that the NYSE is open for trading.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organi-zations to promptly forward purchase orders and payments for same to the Trust. Shares of a Fund may be purchased through broker-dealers, banks, and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not oth-erwise be charged if the shares were purchased directly from the Trust.

THE SWISSKEY FUND CLASS SHARES

  The SwissKey Funds will be marketed directly through the offices of the Swiss Bank Corporation. Swiss Bank Corporation has been providing investment advisory services since its formation in 1872. Through its branches and sub-sidiaries, Swiss Bank Corporation conducts securities research, provides in-vestment advisory services and manages mutual funds in major cities throughout the world including Amsterdam, Basel, Geneva, Frankfurt, Hong Kong, London, Luxembourg, Monte Carlo, New York, Paris, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The SwissKey Funds may be purchased, through broker-dealers having sales agreements with FPBS, or through financial institutions having agency agree-ments with FPBS. There is no sales load or charge in connection with the pur-chase of shares. The SwissKey Fund class shares, however are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Fund to FPBS, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  The Trust reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. The minimum initial investment is $1,000. Sub-sequent investments will be accepted in minimum amounts of $50. The minimum initial investment for IRAs is $1,000 and subsequent investments will be ac-cepted in minimum amounts of $50 for each Fund. The Trust reserves the right to vary the initial and additional investment minimums for each Fund.

BRINSON FUND CLASS SHARES

  In addition to offering the SwissKey Fund class shares of each Series, the Trust offers the Brinson Fund class shares of each Series, which are described in separate prospectuses relating to those classes of shares. As described in the prospectus relating to the Brinson Fund class shares, Brinson Fund class shares generally are distributed directly by FPBS and do not have a sales load or a 12b-1 fee. Both classes of a Series have a proportionate interest in the underlying portfolio of securities of that Series. To obtain a prospectus which describes the Brinson Fund class shares of a particular Series, contact FPBS at (800) 448-2430.

  Purchases may be made in one of the following ways:

INITIAL PURCHASES BY MAIL

  Shares of each Fund may be purchased initially by completing the application or having your broker-dealer or financial institution complete the application accompanying this Prospectus together with a check payable to "SwissKey (Name of Series)" and mailing it to "The SwissKey Funds," c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

INITIAL PURCHASES BY WIRE

  An investor desiring to purchase shares of any Fund by wire should call Fund/Plan or have their broker-dealer or financial institution call Fund/Plan first at 1-800-SWISSKEY and request an account number and furnish the Fund with your tax identification number. Following such notification to Fund/Plan, federal funds and registration instructions should be wired through the Fed-eral Reserve System to:

                          UNITED MISSOURI BANK KC NA
                               ABA # 10-10-00695
                         FOR: FUND/PLAN SERVICES, INC.
                               A/C 98-7037-071-9
                        FBO "SWISSKEY (Name of Series)"
                     "SHAREHOLDER NAME AND ACCOUNT NUMBER"

  A completed application with signature(s) of registrant(s) must be filed with the transfer agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

SUBSEQUENT INVESTMENTS

  Once an account has been opened, subsequent purchases in the minimum amounts specified above may be made by mail, bank wire or exchange. When making addi-tional investments by mail, simply return the remittance portion of a previous confirmation with your investment in the envelope provided. Your check should be made payable to "SwissKey (Name of Series)" and mailed to The SwissKey Funds c/o Fund/Plan Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797.

  All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is re-turned. The Trust and Fund/Plan each reserve the right to reject any purchase order in whole or in part.

EXCHANGE OF SHARES

  Shares of any of the SwissKey Funds within the Trust may be exchanged for shares of any of the other SwissKey Funds within the Trust. Exchanges will not be permitted between Brinson Fund class shares and SwissKey Fund class shares of a Series. Additional information about this exchange privilege and a pro-spectus for the SBC Short-Term World Income Fund may be obtained by calling 1-800-SWISSKEY.

  The exchange privilege is a convenient way to respond to changes in your in-vestment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously elected the telephone authorization privilege on the Account Application. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares for any Fund through an exchange trans-action is accepted immediately. You should keep in mind that for tax purposes an exchange is treated as a redemption and a new purchase, each at the appro-priate Fund's net asset value. The Trust and Fund/Plan reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Funds' relative net asset values per share. Exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence and are subject to the minimum ini-tial investment requirement. Requests for telephone exchanges must be received by Fund/Plan by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time) on any day that the NYSE is open for regular trading, except that requests for exchanges into the U.S. Cash Management Fund must be re-ceived by 12:00 p.m. Eastern Time, for the exchange to occur that day.

REDEMPTION OF SHARES

  Shares of each Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust nor-mally sends redemption proceeds on the next business day, but in any event, redemption proceeds are sent within five business days of receipt of a redemp-tion request in proper form. Payment may also be made by wire directly to any bank previously designated by the shareholder in a shareholder account appli-cation. There is a $9 charge for redemptions by wire. Also, please note that the shareholder's bank may impose a fee for this wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund's net asset value per share is calculated are ef-fective that day.

  Redemption requests received after the close of the NYSE are effective as of the time the Fund's net asset value per share is next determined. No redemp-tion will be processed until the transfer agent has received a completed ap-plication with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Part-ners or the Board of Trustees, result in the necessity of a Series to sell as-sets under disadvantageous conditions or to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. However, the Trust has elected pursuant to Rule 18f-1 under the Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series, during any 90 day period for any one shareholder. Payments in excess of this limit by any of the Fund will also be made wholly in cash unless the Board of Trustees be-lieves that economic conditions exist which would make such a practice detri-mental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur addi-tional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Series. In-kind payments need not constitute a cross-section of the Series' portfolio.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the share-holder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his Fund ac-count is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

  Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

  Shareholders may submit a written request for redemption to: The SwissKey Funds, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Consho-hocken, PA 19428-0874. The request must be in good order which means that it must (i) identify the shareholder's account name and account number, (ii) state the Fund name, (iii) state the number of shares to be redeemed, and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $5,000. A guarantee may be obtained from any commer-cial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The transfer agent may re-quire additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians and retirement plans.

  A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

Questions with respect to the proper form for redemption requests should be directed to the transfer agent at 1-800-SWISSKEY.

REDEMPTION BY TELEPHONE

  Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone at 1-800-SWISSKEY.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the transfer agent at the address listed under "Redemption by Mail," above. Such requests must be signed by the shareholder, with signatures guaranteed (see "Redemption by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

  The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including re-questing a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Trust fails to use rea-sonable procedures to verify the genuineness of telephone instructions, they and/or their service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Trust.

REDEMPTION BY CHECK (SWISSKEY U.S. CASH MANAGEMENT FUND ONLY)

  If you are a shareholder of the SwissKey U.S. Cash Management Fund and have elected the free checkwriting option on the account application form, you will receive checks that you may use to make payments to any person or business. There is no limit on the number of checks you may write, but each check must be for at least $500 and not more than $100,000. You will continue to earn dividends on shares redeemed until the checks are presented to Fund/Plan for payment. An account cannot be closed using the checkwriting privilege. There is currently no charge to shareholders for checkwriting, but the Trust re-serves the right to impose a charge in the future. There is a $15 charge for checks written when insufficient funds are available. Checkwriting may be sus-pended or terminated at any time upon notice to investors.

REPURCHASES

  If a shareholder desires to sell his shares at net asset value through a broker-dealer or financial institution (a repurchase), the shareholder can place a repurchase order with the broker-dealer or financial institution, which may charge the shareholder a fee. The shareholder will receive the net asset value calculated on the day he places the order and submits Federal funds if such broker-dealer or financial institution receives the sharehold-er's order prior to the close of the NYSE (or 12:00 p.m. Eastern Time for the SwissKey U.S. Cash Management Fund) and fulfills its responsibility to commu-nicate it with Fund/Plan on the same day.

ACCOUNT OPTIONS

IN GENERAL

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call Fund/Plan Services, Inc. at 1-800-SWISSKEY.

AUTOMATIC INVESTMENT PLAN

  Shares of any of the SwissKey Funds may be purchased through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Funds each month or quar-ter. The minimum investment pursuant to the Automatic Investment Plan is $50. The initial account must be opened first with the $1,000 minimum prior to par-ticipation in the plan. If you desire to take advantage of this plan, simply complete the Automatic Investment Plan section on the Account Application, which is available from the transfer agent. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. The Trust may alter or terminate the Automatic Investment Plan at any time.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder with a minimum account balance of $10,000 may direct the transfer agent to send to him (or anyone he designates) regular monthly, quar-terly or semi-annual payments. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100. Such payments are drawn from share redemptions. If redemptions continue, the shareholder's account may eventually be exhaust-ed. Shareholders participating in the SWP must elect to have their dividends and distributions automatically reinvested in additional Fund shares and must hold their shares in uncertificated form. The Trust may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions or an exchange of shares of the Fund for shares of another Fund in the Trust.

INDIVIDUAL RETIREMENT ACCOUNTS

  An IRA is a tax-deferred retirement savings account that may be used by an individual under age 70 1/2 who has compensation or self-employment income and his or her unemployed spouse, or an individual who has received a qualified distribution from his or her employer's retirement plan. The minimum purchase requirement for IRAs is $1,000 for each Fund.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the SwissKey Fund class shares. The Plan permits each Series to reimburse FPBS, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the SwissKey Fund class shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing pro-spectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the SwissKey Fund class shares or FPBS. In addition, each Series may make payments directly to FPBS for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the SwissKey Funds or provide services with respect to the SwissKey Funds.

  The aggregate distribution fees paid by the Series from the assets of the respective SwissKey Fund class shares to FPBS and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FPBS, dealers and others, for providing personal service and/or maintaining shareholder accounts) of a Fund's average daily net assets. The Plan provides, however, that the aggregate distribution fees for each re-spective Fund shall not exceed the following maximum amounts for the 1996 fis-cal year : SwissKey Global Fund--0.65%, SwissKey Global Equity Fund--0.76%, SwissKey Global Bond Fund--0.49%, SwissKey Short-Term Global Income Fund-- 0.52%, SwissKey U.S. Balanced Fund--0.50%, SwissKey U.S. Equity Fund--0.52%, SwissKey U.S. Bond Fund--0.47%, SwissKey U.S. Cash Management Fund--0.47%, SwissKey Non-U.S. Equity Fund--0.84% and SwissKey Non-U.S. Bond Fund--0.52%.

  The Plan does not apply to the Brinson Fund class shares of each Series. Those shares are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund class shares.

  The quarterly fees paid to FPBS under the Plan are subject to the review and approval by the Trust's unaffiliated Trustees who may reduce the fees or ter-minate the Plan at any time.

  All such payments made by a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Series. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets. Distribution expenses which are attributable to more than one Series will be allocated among the Series, and, consequently, the Funds, in proportion to their relative net assets.

NET ASSET VALUE

  The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE. The NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset values of all outstanding shares of each class of shares of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Series represented by the value of shares of that class.

  The net asset value per share is computed by adding the value of all securi-ties and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Series listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quota-tions are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

  Bonds are valued through valuations obtained from a commercial pricing serv-ice or at the most recent mean of the bid and asked prices provided by invest-ment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

  The securities held in the portfolio of the U.S. Cash Management Fund, and the debt securities with maturities of 60 days or less held by other Series, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

  From time to time, portfolio securities of a Series may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Sat-urday). As a result, the net asset value of the Funds may be significantly af-fected by such trading on days when shareholders have no access to the Funds.

  The different expenses borne by each class of shares will result in differ-ent net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the pay-ment of dividends, which will differ by approximately the amount of the serv-ice and distribution expense differential between the classes.

DIVIDENDS AND TAXES

DIVIDENDS

  The Short-Term Global Income Fund's and the U.S. Cash Management Fund's net investment income is declared daily and paid monthly as a dividend to share-holders of record at the close of business on the day of declaration. In order to receive the dividend for that day, the shareholder's purchase of shares must be effective as of 4:00 p.m. Eastern Time, except that purchases of shares for the U.S. Cash Management Fund must be effective as of 12:00 p.m. Eastern Time. Income dividends, when available, are declared and paid semi-an-nually in June and December for the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Eq-uity Fund and Non-U.S. Bond Fund. Any aggregate net profits realized from the sale of portfolio securities are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

  Dividends paid by a Series with respect to its SwissKey Fund class and Brinson Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower that the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a divi-dend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series intends to qualify as a "regulated investment company" under the Internal Revenue Code ("the Code"). Such qualification relieves a Series of liability for Federal income taxes to the extent the Series' earnings are dis-tributed in accordance with the Code. Each Series is treated as a separate corporate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to share-holders as ordinary income. All distributions may be subject to state and lo-cal taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such dis-tributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distri-butions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general infor-mation only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer iden-tification number is not on file with the Series, if, to the Series' knowl-edge, an incorrect number has been furnished, or if, the Series has been notified by the IRS that an account is subject to back-up withholding. An in-dividual's taxpayer identification number is his/her social security number.

  If more than 50% of the Series total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. The Series will make such an election only if it deems such election to be in the best interests of its sharehold-ers. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata shares of foreign taxes paid by the Series. However, shareholders will be able to treat their pro-rata shares of foreign taxes as either a deduction (itemized deduction in the case of in-dividuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

PERFORMANCE INFORMATION

  From time to time, performance information, such as "yield," "effective yield," "total return" or "average annual total return" may be quoted in ad-vertisements or in communications to present or prospective shareholders. The figures are based on historical performance and should not be considered rep-resentative of future results. The value of an investment in a Fund will fluc-tuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for a Fund may be compared to various unmanaged indices and averages, and to the performance of other mutual funds tracked by mutual fund rating services. Any fees charged by banks or their institutional investors directly to their customer accounts in connec-tion with investments in the SwissKey Fund class shares of the Series will not be included in the Funds' calculations of yield or total return.

  The current yield will be calculated by dividing the net asset income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods

(which periods will be stated in the advertisement). Average annual return re-flects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Adver-tisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analy-sis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hut-ton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component in-dices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger -- Mutual Funds Panorama and In-vestment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable global portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The performance of the SwissKey U.S. Cash Management Fund may be compared to other comparable money market funds as reported by IBC/Donoghue's Money Fund Report or Money Fund Insight, reporting services on money market funds. In-vestors may want to compare the Fund's performance to that of various bank products as reported by BANK RATE MONITOR, a financial reporting service that weekly publishes average rates of bank and thrift institution money market de-posit accounts and interest bearing checking accounts or various certificate of deposit indices. The performance of the Fund also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare the Fund's performance in the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

  Further information about the performance of the Funds is included in the Statement of Additional Information, which may be obtained without charge by contacting the Trust at 1-800-SWISSKEY.

TOTAL RETURN

  Total Return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvest-ed. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total re-turn is determined by computing the annual compound return over a stated pe-riod of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout. Aggregate total return reflects the total percentage change over the stated period.

YIELD

  Yield refers to net income generated by an investment over a particular pe-riod of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. Effective yield is yield as-suming that all distributions are reinvested. Effective yield will be slightly higher than the yield because of the compounding effect of the assumed invest-ment. Yield for the U.S. Cash Management Fund over a seven-day period is called current yield.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland Corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of ten different Series. The Trustees of the Trust may es-tablish additional series or classes of shares without the approval of share-holders. All of the Series, except the Global Bond Fund, Short-Term Global Income Fund and Non-U.S. Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of benefi-cial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of bene-ficial interest and to classify or reclassify only unissued shares with re-spect to such Series. Shares of each Series represent equal proportionate interests in the assets of that Series only and have identical voting, divi-dend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers ten Series--Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Eq-uity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is enti-tled to one full and fractional vote in the Series and all shares of each Se-ries participate equally in regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the ag-gregate is required by law, or when the Trustees have determined that the mat-ter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

  As of January 17, 1996, Swiss Bank Corporation of New York, New York was a control person of the SwissKey Fund class of each Series of the Trust by na-ture of its shareholdings of such classes. Under the Investment Company Act, a control person possesses the ability to control the outcome of matters submit-ted for shareholder vote.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of share-holders of the Series. The Securities and Exchange Commission, however, re-quires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addi-tion, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND AND SHORT-TERM GLOBAL INCOME
FUND)

  As a result of a Series' investment policies, its portfolio turnover rate may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for a Series in ex-cess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reason-able in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by indepen-dent auditors as of June 30. Shareholders with inquiries should call the Funds at 1-800-SWISSKEY or write to The SwissKey Funds, P.O. Box 874, Conshohocken, PA 19428-0874.

                                    ADVISOR

                             Brinson Partners, Inc.
                            209 South LaSalle Street
                             Chicago, IL 60604-1295

                                  UNDERWRITER

                        Fund/Plan Broker Services, Inc.
                                2 W. Elm Street
                          Conshohocken, PA 19428-0874

                              SHAREHOLDER SERVICES

                            Fund/Plan Services, Inc.
                                2 W. Elm Street
                                  P.O. Box 874
                          Conshohocken, PA 19428-0874

                                   CUSTODIAN

                             Bankers Trust Company
                               34 Exchange Place
                           Jersey City, NJ 07302-1107

                                 LEGAL COUNSEL

                   Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                                  Sears Tower
                             233 South Wacker Drive
                             Chicago, IL 60606-1295

                                      LOGO

                        FOR ADDITIONAL INFORMATION ABOUT
                           THE SWISSKEY FUNDS, CALL:
                                 1-800-SWISSKEY

                                      LOGO

                                   PROSPECTUS

                             FEBRUARY 15, 1996

          SWISSKEY GLOBAL FUND
          SWISSKEY GLOBAL EQUITY FUND
          SWISSKEY GLOBAL BOND FUND
          SWISSKEY SHORT-TERM GLOBAL INCOME FUND
          SWISSKEY U.S. BALANCED FUND
          SWISSKEY U.S. EQUITY FUND
          SWISSKEY U.S. BOND FUND
          SWISSKEY U.S. CASH MANAGEMENT FUND
          SWISSKEY NON-U.S. EQUITY FUND
          SWISSKEY NON-U.S. BOND FUND

                               THE BRINSON FUNDS

                                     LOGO

               Global Fund                           U.S. Equity Fund
            Global Equity Fund                        U.S. Bond Fund
             Global Bond Fund                   U.S. Cash Management Fund
      Short-Term Global Income Fund                Non-U.S. Equity Fund
            U.S. Balanced Fund                      Non-U.S. Bond Fund

                      STATEMENT OF ADDITIONAL INFORMATION

                            February 15, 1996

The Brinson Funds (the "Trust") currently offers ten separate series, each with its own investment objectives and policies. The Trust also offers two classes of shares for each series--the Brinson Fund class and the SwissKey Fund class. Information concerning the Brinson Fund class of each series is provided in the following separate Prospectuses: the Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Global Income Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Cash Management Fund, Brinson Non-U.S. Equity Fund and Brinson Non-U.S. Bond Fund each dated September 20, 1995; and the Brinson U.S. Bond Fund dated February 15, 1996. Information concerning the SwissKey Fund class of each series is included in a separate Prospectus for the SwissKey Funds, dated February 15, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.

UNDERWRITER:                                                           ADVISOR:


Fund/Plan Broker Services, Inc.                          Brinson Partners, Inc.
2 W. Elm Street                                        209 South LaSalle Street
Conshohocken, PA 19428-0874                              Chicago, IL 60604-1295
(800) 448-2430 (Brinson Fund class)         (800) 448-2430 (Brinson Fund class)
1-800-SWISSKEY (SwissKey Fund class)       1-800-SWISSKEY (SwissKey Fund class)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
THE BRINSON FUNDS.........................................................  S-3
INVESTMENT STRATEGIES.....................................................  S-3
INVESTMENTS RELATING TO GLOBAL, U.S. AND NON-U.S. FUNDS...................  S-3
  Repurchase Agreements...................................................  S-3
  Reverse Repurchase Agreements...........................................  S-4
  Loans of Portfolio Securities...........................................  S-4
  Swaps...................................................................  S-4
  Index Options...........................................................  S-4
  Special Risks of Options on Indices.....................................  S-5
  Futures.................................................................  S-5
  Options.................................................................  S-7
  Rule 144A Securities....................................................  S-9
  Other Investments.......................................................  S-9
INVESTMENTS RELATING TO GLOBAL AND NON-U.S. FUNDS.........................  S-9
  Foreign Securities......................................................  S-9
  Forward Foreign Currency Contracts...................................... S-10
  Options on Foreign Currencies........................................... S-10
INVESTMENTS RELATING TO GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL
 INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND....................... S-12
  Lower Grade Debt Securities............................................. S-12
  Convertible Securities.................................................. S-12
  When-Issued Securities.................................................. S-13
  Mortgage-Backed Securities and Mortgage Pass-Through Securities......... S-13
  Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage...
   Investment Conduits ("REMICs")......................................... S-15
  Other Mortgage-Backed Securities........................................ S-15
  Asset-Backed Securities................................................. S-16
  Zero Coupon Securities.................................................. S-17
INVESTMENTS RELATING TO GLOBAL FUND....................................... S-18
  Emerging Markets Investments............................................ S-18
  Risks of Investing in Emerging Markets.................................. S-19
INVESTMENT RESTRICTIONS................................................... S-20
MANAGEMENT OF THE TRUST................................................... S-22
  Trustees and Officers................................................... S-22
  Compensation Table...................................................... S-23
CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES......................... S-24
INVESTMENT ADVISORY AND OTHER SERVICES.................................... S-27
  Administrator........................................................... S-29
  Underwriter............................................................. S-29
  Distribution Plan....................................................... S-30
  Code of Ethics.......................................................... S-30
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.......................... S-31
  Portfolio Turnover...................................................... S-31
  Shares of Beneficial Interest........................................... S-32
PURCHASES................................................................. S-32
  Exchanges of Shares..................................................... S-33
  Net Asset Value......................................................... S-33
REDEMPTIONS............................................................... S-34
  Taxation................................................................ S-34
PERFORMANCE CALCULATIONS.................................................. S-37
  Total Return............................................................ S-37
  Yield of U.S. Cash Management Fund...................................... S-38
CORPORATE DEBT RATINGS--APPENDIX A........................................ S-39
FINANCIAL STATEMENTS......................................................

                               THE BRINSON FUNDS

The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of ten series representing separate portfolios of investments:
Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (collectively referred to as the "Series" or individually as a "Series"). The Global Fund, Global Equity Fund, Global Bond Fund and Short-Term Global Income Fund are referred to herein collectively as the "Global Funds" or individually as a "Global Fund;" U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and U.S. Cash Management Fund are referred to herein as "U.S. Funds;" Non-U.S. Equity Fund and Non-U.S. Bond Fund are referred to herein as "Non-U.S. Funds." The Trust currently offers two classes of shares for each Series. The Brinson Fund class shares of the Series are as follows: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Global Income Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund, Brinson U.S. Cash Management Fund, Brinson Non-U.S. Equity Fund and Brinson Non-U.S. Bond Fund. The SwissKey Fund class shares of the Series are as follows: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund. The Brinson Fund class shares of each Series have no sales charges and are not subject to annual 12b-1 plan expenses. The SwissKey Fund class shares of each Series have no sales charges but are subject to annual 12b-1 expenses to a maximum of 0.90% for the respective Series.

                             INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments should be read in conjunction with the "Investment Objectives" and "Other Investment Practices and Risk Factors" sections of the Prospectuses of the Series. The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO GLOBAL, U.S. AND NON-U.S. FUNDS

The following discussion applies to all of the Series.

REPURCHASE AGREEMENTS

When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement or invest in any other illiquid securities having more than seven days remaining to maturity if, as a result, such agreements, together with any other illiquid securities, would exceed 15% (10% in the case of the U.S. Cash Management Fund) of the value of the net assets of the Series.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Repurchase agreements are securities for purposes of the tax diversification requirements, for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio security involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, or other liquid high grade debt obligations in a segregated account of the Series in an amount equal to the repurchase price. Reverse repurchase agreements have the same characteristics as borrowing transactions by a Series.

LOANS OF PORTFOLIO SECURITIES

The Series may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Equity Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Bond Fund; 25% of the total assets of the Global Fund, Global Bond Fund and Non-U.S. Equity Fund; or 10% of the total assets of the U.S. Cash Management Fund, respectively.

Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent facts by the Advisor, under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

SWAPS

The Series (except for the Global Equity Fund, U.S. Equity Fund, U.S. Cash Management Fund, and Non-U.S. Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

INDEX OPTIONS

The Series (except for the U.S. Cash Management Fund) may purchase exchange-listed call options on stock and fixed income indices depending upon whether the Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES

The Series' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES

The Series (except the U.S. Cash Management Fund) may enter into contracts for the purchase or sale for future delivery of securities, including index contracts, or foreign currencies (Global and Non-U.S. Funds only). While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Series may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Series may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

With respect to options on futures contracts, when a Series is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

If a put or call option which a Series has written is exercised, the Series may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Series' losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for federal tax purposes, will be considered a "short sale." For example, a Series will purchase a put option on a futures contract to hedge the Series' portfolio against the risk of rising interest rates.

To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, a Series may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

OPTIONS

The Series (except the U.S. Cash Management Fund) may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over the counter and the Global Funds and Non-U.S. Funds may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the Securities and Exchange Commission that it considers over-the-counter options to be illiquid. Accordingly, the Series will only invest in such options to the extent consistent with the 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS--The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

COVERED CALL WRITING--The Series may write covered call options from time to time on such portions of their portfolios, without limit, as Brinson Partners determines is appropriate in seeking to obtain a Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS--The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS--The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, that Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

RULE 144A SECURITIES

The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933. Those securities purchased under Rule 144A are traded among qualified institutional investors.

Investing in securities under Rule 144A could have the effect of increasing the levels of Series illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% (10% in the case of the U.S. Cash Management Series) of its total assets in illiquid securities.

The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the Securities Act of 1933 to no more than 15% (10% in the case of U.S. Cash Management Fund) of the Series' total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Trust's Board of Trustees.

OTHER INVESTMENTS

The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed here and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO GLOBAL AND NON-U.S. FUNDS

The following discussion of strategies, techniques and policies applies only to Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund.

FOREIGN SECURITIES

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of such interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

FORWARD FOREIGN CURRENCY CONTRACTS

The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marked-to-market each day at current forward values.

When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, the Series' custodian or sub-custodian will place cash or liquid high grade debt securities in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS ON FOREIGN CURRENCIES

The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND, AND U.S. BOND FUND

The following discussion applies to the Global Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund and U.S. Bond Fund.

LOWER GRADE DEBT SECURITIES (not applicable to the Short-Term Global Income
Fund)

Fixed income securities rated lower than Baa3 by Moody's or BBB- by Standard & Poor's are considered to be of poor standing and predominantly speculative. Such securities are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Medium and low-grade bonds held by the Series, which are those that are rated below Baa3 or BBB-, may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, high yield bonds are often issued by smaller less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for high yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high yield bond prices may become more volatile.

Besides credit and liquidity concerns, prices for high yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding high yield bonds. A description of various bond ratings appears in Appendix A.

CONVERTIBLE SECURITIES

Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES

The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that the Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain cash, U.S. government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

For federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a "pass-through" type mortgage-backed security will likely constitute market discount. As the Series receive principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series, A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

OTHER MORTGAGE-BACKED SECURITIES

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectus and this Statement of Additional Information have been supplemented.

ASSET-BACKED SECURITIES

The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON SECURITIES

The Series may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the Securities and Exchange Commission no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Investment Company Act of 1940, as amended (the "Act"); therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO GLOBAL FUND

EMERGING MARKETS INVESTMENTS (Global Fund only).

The Series may invest up to 5% of its assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and governmental-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of developing countries' corporate issuers.

The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments, and certain non-publicly traded securities.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

                            INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

Except as set forth under "Investment Objectives" and "Other Investment Practices and Risk Factors" in each Prospectus, or "Investment Strategies" in the Trust's Statement of Additional Information, each Series may not:

  (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund, Short-Term Global Income Fund or Non-U.S. Bond
      Fund);

  (ii) Invest in real estate or interests in real estate (This will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate.), interests in oil, gas and/or mineral exploration or development programs or leases;

  (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series (except the U.S. Cash Management Fund) may engage in forward foreign currency contracts for hedging purposes only;

  (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

  (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

  (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

  (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

  (viii) Borrow money in excess of 33 1/3% (10% with respect to the U.S. Cash Management Fund) of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

  (ix) Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;

  (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933;

  (xi) Invest in securities of any open-end investment company, except that a Series may purchase securities of money market mutual funds, and the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates, but such investments in money market mutual funds or closed-end investment companies may only be made in accordance with the limitations imposed by the Act and the rules thereunder. Each Series may acquire securities of other investment companies if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange;

  (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

  (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

Although not considered fundamental, in order to comply with certain state "blue sky" restrictions, each Series will not invest: (1) more than 5% of their respective net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks; and (2) purchase or retain the securities of any issuer if, to the knowledge of the Series, any officer or Trustee of the Series or of its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees of the Series or of its investment manager who own more than 1/2 of 1%, own in the aggregate, more than 5% of the outstanding securities of such issuer.

                            MANAGEMENT OF THE TRUST

                             TRUSTEES AND OFFICERS

                                                       PRINCIPAL OCCUPATION(S)
          NAME AND ADDRESS          AGE   POSITION       DURING PAST 5 YEARS
          ----------------          --- ------------ --------------------------
 Walter E. Auch                      74 Trustee      Retired; formerly Chairman
 6001 N. 62nd Place                                  and CEO of Chicago Board
 Paradise Valley, AZ 85253                           of Options Exchange (1979-
                                                     1986);
                                                     Trustee of the Trust since
                                                     May, 1994; Trustee,
                                                     Brinson Relationship Funds
                                                     since December, 1994;
                                                     Director, Thomsen Asset
                                                     Management Corp. since
                                                     1987; Fort Dearborn Income
                                                     Securities, Inc. since
                                                     1987, Geotek Industries,
                                                     Inc. since 1989, Smith
                                                     Barney VIP Fund since
                                                     1991, SB Advisers since
                                                     1992, SB Trak since 1992,
                                                     Banyan Realty Trust since
                                                     1987, Banyan Land Fund II
                                                     since 1988, Banyan
                                                     Mortgage Investment Fund
                                                     since 1989 and Express
                                                     America Holdings Corp.
                                                     since 1992.
 Frank K. Reilly                     60 Chairman and Professor, University of
 College of Business Administration     Trustee      Notre Dame since 1981;
 University of Notre Dame                            Trustee of the Trust since
 208 Hurley Building                                 December 1993; Trustee,
 Notre Dame, IN 46556                                Brinson Relationship Funds
                                                     since September, 1994;
                                                     Director of The Brinson
                                                     Funds, Inc. 1992-1993;
                                                     Trustee, Brinson Trust
                                                     Company, 1992-July, 1993;
                                                     Director, Fort Dearborn
                                                     Income Securities, Inc.
                                                     since 1993; Director,
                                                     First Interstate Bank of
                                                     Wisconsin from January,
                                                     1989 through March, 1990;
                                                     Director, Discover
                                                     Financing Corp., from 1990
                                                     to 1991; and Director,
                                                     Greenwood Trust Company
                                                     since 1993.
 Edward M. Roob                      61 Trustee      Retired; prior thereto,
 841 Woodbine Lane                                   Senior Vice President,
 Northbrook, IL 60002                                Daiwa Securities America
                                                     Inc. (1986-1993);
                                                     Trustee of the Trust since
                                                     January 1995; Trustee,
                                                     Brinson Relationship Funds
                                                     since January 1995;
                                                     Director, Fort Dearborn
                                                     Income Securities, Inc.
                                                     since 1993; Director,
                                                     Brinson Trust Company
                                                     since 1993; Committee
                                                     Member, Chicago Stock
                                                     Exchange, since 1993;
                                                     Member of Board of
                                                     Governors, Midwest Stock
                                                     Exchange (1987-1991).

OTHER OFFICERS

                             POSITION WITH      OFFICER PRINCIPAL OCCUPATION(S)
        NAME        AGE        THE TRUST         SINCE    DURING PAST 5 YEARS
        ----        --- ----------------------- ------- -----------------------
 E. Thomas McFarlan  51 President and Treasurer  1993   Managing Partner,
                                                        Brinson Partners, Inc.
                                                        since 1991; President
                                                        and Director of The
                                                        Brinson Funds, Inc.
                                                        1992-1993; Trustee,
                                                        Brinson Trust Company
                                                        since 1991; prior
                                                        thereto, Executive Vice
                                                        President of Washington
                                                        Mutual Savings Bank.
 Bruce G. Leto       33 Secretary                1995   Partner, Stradley,
                                                        Ronon, Stevens & Young
                                                        since 1994; prior
                                                        thereto, Senior
                                                        Associate.

                            POSITION WITH    OFFICER   PRINCIPAL OCCUPATION(S)
        NAME         AGE      THE TRUST       SINCE      DURING PAST 5 YEARS
        ----         --- ------------------- ------- --------------------------
 Thomas J. Digenan    31 Assistant Treasurer  1993   Partner, Brinson Partners,
                                                     Inc. since 1993; Assistant
                                                     Secretary, The Brinson
                                                     Funds, Inc. 1993-1994;
                                                     prior thereto, Senior
                                                     Manager, KPMG Peat
                                                     Marwick.
 Debra L. Nichols     29 Assistant Secretary  1993   Partner, Brinson Partners,
                                                     Inc. since 1995;
                                                     Associate, Brinson
                                                     Partners, Inc. since 1991;
                                                     Assistant Secretary, The
                                                     Brinson Funds, Inc. 1992-
                                                     1993; prior thereto,
                                                     private investor.
 Catherine E. Macrae  38 Assistant Secretary  1995   Associate, Brinson
                                                     Partners, Inc. since 1992;
                                                     prior thereto, Economic
                                                     Analyst, Chicago
                                                     Mercantile Exchange.
 Carolyn B. Tretter   29 Assistant Secretary  1995   Associate, Brinson
                                                     Partners, Inc, since 1995;
                                                     prior thereto, Financial
                                                     Analyst, Van Kampen
                                                     American Capital
                                                     Investment Advisory Corp.
                                                     1992-1995; Senior
                                                     Accountant, KPMG Peat
                                                     Marwick 1989-1992.

                              COMPENSATION TABLE

                             TRUSTEES AND OFFICERS

                                     AGGREGATE   PENSION OR               TOTAL
                                    COMPENSATION RETIREMENT            COMPENSATION
                                     FROM TRUST   BENEFITS  ESTIMATED   FROM TRUST
                                     FOR FISCAL  ACCRUED AS   ANNUAL     AND FUND
                                     YEAR ENDED   PART OF    BENEFITS  COMPLEX PAID
                                      JUNE 30,      FUND       UPON         TO
      NAME AND POSITION HELD            1995      EXPENSES  RETIREMENT TRUSTEES/1/
      ----------------------        ------------ ---------- ---------- ------------
Walter E. Auch, Trustee               $12,600       N/A        N/A       $18,750
6001 N. 62nd Place
Paradise Valley, AZ 85253
Frank K. Reilly, Trustee              $10,800       N/A        N/A       $18,000
College of Business Administration
University of Notre Dame
208 Hurley Building
Notre Dame, IN 46556
Edward M. Roob, Trustee               $ 6,600       N/A        N/A       $18,750
841 Woodbine Lane
Northbrook, IL 60002

--------

  /1/This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners, Inc. for the calendar year ending December 31, 1995.

No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

The Trust has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors,
(ii) review and approve the scope of the independent auditors' audit activity, (iii) review the financial statements which are the subject of the independent auditors' certification, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal accounting controls. The Audit Committee met twice during the fiscal year ended June 30, 1995. There is no separate Nominating or Investment Committee. Items pertaining to these Committees are submitted to the full Board of Trustees.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 17, 1996, the officers and Trustees, individually and as a group, owned beneficially less than 1% of the Brinson Fund class, SwissKey Fund class, Series and Trust, respectively.

As of January 17, 1996, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund class or SwissKey Fund class, as applicable:

GLOBAL FUND

NAME & ADDRESS OF BENEFICIAL OWNERS           NUMBER OF SHARES         PERCENTAGE
-----------------------------------           ----------------         ----------
BRINSON FUND CLASS
First Alabama Bank                             4,547,562.874             12.43%
Mobile, AL
Polk Bros. Foundation                          3,253,509.113              8.89%
Evanston, IL
Medical College of Virginia Foundation         3,206,795.392              8.76%
Richmond, VA
Nations Bank of Georgia NA Trustee             2,850,134.429              7.79%
Dallas, TX
Northern Trust Company                         2,120,722.018              5.79%
Chicago, IL
SWISSKEY FUND CLASS
Swiss Bank Corporation*                          255,344.056             85.68%
New York, NY
Ann Bolan & Ernest Bolan JT TEN                   17,867.739              5.99%
New York, NY

GLOBAL EQUITY FUND

NAME & ADDRESS OF BENEFICIAL OWNERS           NUMBER OF SHARES         PERCENTAGE
-----------------------------------           ----------------         ----------
BRINSON FUND CLASS
United States Japan Foundation*                2,122,270.478             97.42%
New York, NY
SWISSKEY FUND CLASS
Swiss Bank Corporation*                        1,224,393.243             49.85%
New York, NY

GLOBAL BOND FUND

NAME & ADDRESS OF BENEFICIAL OWNERS             NUMBER OF SHARES       PERCENTAGE
-----------------------------------             ----------------       ----------
BRINSON FUND CLASS
Baptist Health Systems, Inc.*                     1,391,388.328          38.57%
Birmingham, AL
Munson Williams Proctor Institute*                1,150,385.194          31.89%
Utica, NY
Abell Foundation, Inc.                              467,014.628          12.94%
Baltimore, MD
Ripon College                                       371,505.321          10.29%
Ripon, WI
SWISSKEY FUND CLASS
Swiss Bank Corporation*                             146,398.910          71.75%
New York, NY
Semper Trust Co. C/F IRA of Jack Ferman              15,672.395           7.68%
Van Nuys, CA
Semper Trust Co. C/F IRA of Abraham Freeman          14,149.913           6.93%
Van Nuys, CA

U.S. BALANCED FUND

NAME & ADDRESS OF BENEFICIAL OWNERS             NUMBER OF SHARES       PERCENTAGE
-----------------------------------             ----------------       ----------
BRINSON FUND CLASS
State Street Bank & Trust Co.*                   14,049,196.811          72.02%
Boston, MA
MAC & Co.                                         2,323,263.264          11.91%
Pittsburgh, PA
Mitra & Co                                        1,369,712.175           7.02%
Milwaukee, WI
Harris Trust and Savings Bank                     1,007,004.065           5.16%
Chicago, IL
SWISSKEY FUND CLASS
Swiss Bank Corporation*                              21,887.803          92.52%
New York, NY
Martha S. Weber and Heinrich G. Weber                 1,767.505           7.47%
Palos Verdes Estates, CA

U.S. EQUITY FUND

NAME & ADDRESS OF BENEFICIAL OWNERS             NUMBER OF SHARES       PERCENTAGE
-----------------------------------             ----------------       ----------
BRINSON FUND CLASS
Swiss Bank Corporation*                          3,216,007.675           45.19%
New York, NY
Wachovia Bank of North Carolina*                 1,139,850.775           16.01%
Winston Salem, NC
American Institute of Physics                      733,225.650           10.30%
College Park, MD
Central New York Community Foundation, Inc.        381,671.332            5.36%
Syracuse, NY
Augustana College                                  357,463.738            5.02%
Rock Island, IL
SWISSKEY FUND CLASS
Swiss Bank Corporation*                              8,624.763           81.85%
New York, NY
Elias H., Charles E. & Margaerite E. Gellad          1,911.428           18.13%
Falls Church, VA

U.S. BOND FUND

NAME & ADDRESS OF BENEFICIAL OWNERS             NUMBER OF SHARES       PERCENTAGE
-----------------------------------             ----------------       ----------
BRINSON FUND CLASS
Swiss Bank Corporation*                            876,545.198           99.41%
New York, New York
SWISSKEY FUND CLASS
Swiss Bank Corporation                              41,130.512           95.78%
New York, NY

NON-U.S. EQUITY FUND

NAME & ADDRESS OF BENEFICIAL OWNERS             NUMBER OF SHARES       PERCENTAGE
-----------------------------------             ----------------       ----------
BRINSON FUND CLASS
McConnell Trust Foundation                       1,383,089.770            8.44%
Redding, CA
Edna McConnell Clark Foundation                  1,333,018.144            8.13%
New York, NY
MAC & Co.                                        1,227,841.069            7.49%
Pittsburgh, PA
Society National Bank                            1,157,920.887            7.07%
Cleveland, OH
Fifth Third Bank                                 1,110,517.679            6.78%
Cincinnati, OH
Northern Trust                                   1,102,517.484            6.73%
Chicago, IL
Bentley College                                  1,071,458.233            6.54%
Waltham, MA
MAC & Company                                    1,001,261.090            6.11%
Pittsburgh, PA

NAME & ADDRESS OF BENEFICIAL OWNERS         NUMBER OF SHARES               PERCENTAGE
-----------------------------------         ----------------               ----------
SWISSKEY FUND CLASS
Swiss Bank Corporation*                        28,981.058                    74.96%
New York, NY
Salim F. Abufadil & Joyce Abufadil              3,674.645                     9.50%
Rolling Hill Estates, CA
Salim F. Abufadil                               2,576.066                     6.66%
Cust. Alexander Abufadil
Rolling Hill Estates, CA

--------

   * Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

As of January 17, 1996, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Trust:

NAME & ADDRESS OF BENEFICIAL OWNERS           NUMBER OF SHARES         PERCENTAGE
-----------------------------------           ----------------         ----------
State Street Bank & Trust Co. Boston, MA       14,049,196.811            15.73%
First Alabama Bank
Mobile, AL                                     4,547,562.874             5.09%

                    INVESTMENT ADVISORY AND OTHER SERVICES

Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1995, approximately $53 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in London and Tokyo in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Brinson Partners also serves as the investment advisor to six other investment companies, Brinson Relationship Funds, which includes six investment portfolios (series), Enterprise Accumulation Trust, Enterprise International Growth Portfolio, Fort Dearborn Income Securities, Inc., Short-Term World Income Portfolio and Pace Large Company Value Equity Investments. Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry.

Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services and is responsible for paying its expenses. Under the Agreement, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses;
(4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian, Administrative and Transfer Agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

The Series pay the Advisor a monthly fee of the respective Series' average daily net assets as follows: annual rates of 0.80% for the Global Fund, Global Equity Fund and Non-U.S. Equity Fund, 0.75% for the Global Bond Fund and Non-U.S. Bond Fund, 0.70% for the U.S. Balanced Fund and the U.S. Equity Fund, 0.60% for the Short-Term Global Income Fund, 0.50% for the U.S. Bond Fund and 0.30% of the U.S. Cash Management Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to Rule 12b-1 Plan expenses for the SwissKey Fund classes of each Series: 1.10% for the Global Fund, 1.00% for the Global Equity Fund and the Non-U.S. Equity Fund, 0.90% for the Global Bond Fund and Non-U.S. Bond Fund, 0.80% for the U.S. Balanced Fund and the U.S. Equity Fund, 0.75% for the Short-Term Global Income Fund, 0.60% for the U.S. Bond Fund, and 0.40% for the U.S. Cash Management Fund.

Advisory Fees paid to Brinson Partners were as follows:

  With respect to the Global Fund, for the period August 31, 1992 (commencement of operations) through June 30, 1993, and the fiscal years ended June 30, 1994 and June 30, 1995, advisory fees of $759,098, $1,951,309 and $2,681,392, respectively, were accrued by the Series and the Series paid to the Advisor $472,812, $1,860,397 and $2,681,392, respectively; with respect to the Global Equity Fund for the period January 28, 1994 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, advisory fees of $68,151 and $163,038, respectively, were accrued by the Series and the Series paid to the Advisor $0.00 for both 1994 and 1995; with respect to the Global Bond Fund, for the period July 30, 1993 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, advisory fees of $189,136 and $329,156, respectively, were accrued by the Series and the Series paid to the Advisor $0.00 and $95,216, respectively; with respect to the U.S. Balanced Fund, for the period December 30, 1994 (commencement of operations) through June 30, 1995, advisory fees of $441,419 were accrued by the Series and the Series paid to the Advisor $275,707; with respect to the U.S. Equity Fund, for the period February 22, 1994 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, advisory fees of $14,819 and $154,258, respectively, were accrued by the Series and the Series paid to the Advisor $0.00 for both 1994 and 1995; and, with respect to the Non-U.S. Equity Fund, for the period August 31, 1993 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, advisory fees of $300,928 and $933,521, respectively, were accrued by the Series and the Series paid to the Advisor $74,698 and $666,061, respectively.

In addition, with respect to the Global Fund, for the period August 31, 1992 (commencement of operations) through June 30, 1993, and the fiscal years ended June 30, 1994 and June 30, 1995, the Advisor paid expenses of $141,040, $30,946 and $0.00, respectively; with respect to the Global Equity Fund for the period January 28, 1994 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, the Advisor paid expenses of $82,834 and $216,658; with respect to the Global Bond Fund, for the period July 30, 1993 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, the Advisor paid expenses of $149,667 and $233,940, respectively; with respect to the U.S. Balanced Fund, for the period December 30, 1994 (commencement of operations) through June 30, 1995, the Advisor paid expenses of $165,712; with respect to the U.S. Equity Fund, for the period February 22, 1994 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, the Advisor paid expenses of $63,834 and $199,708, respectively; and with respect to the Non-U.S. Equity Fund, for the period August 31, 1993 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, the Advisor paid expenses of $136,835 and $267,460, respectively.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurances, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

Brinson Partners has agreed to waive its advisory fee in an amount equal to the total expenses of a Series for any fiscal year which exceeds the permissible limits applicable to that Series in any state in which its shares are then qualified for sale. At the present time, the most restrictive state expense limitation limits a fund's annual expenses (excluding interest, taxes, distribution expense, brokerage commissions and extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

ADMINISTRATOR

Fund/Plan Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428-0874 (the "Administrator"), provides certain administrative services to the Trust pursuant to an Administrative Services Agreement.

Under the Administrative Services Agreement, the Administrator: (1) coordinates with the Custodian and Transfer Agent and monitors the services they provide to the Series; (2) coordinates with and monitors any other third parties furnishing services to the Series; (3) provides the Series with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Series as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Series required by applicable law; (6) prepares and, after approval by the Series, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law; (7) prepares and, after approval by the Series, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Series' expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Trust or the Series as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

As compensation for services performed under the Administrative Services Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in each Series' Prospectus) multiplied by the average daily net assets of the Trust.

Administration Fees paid to Fund/Plan Services, Inc. were as follows:

  With respect to the Global Fund, for the period August 31, 1992 (commencement of operations) through June 30, 1993, the fiscal years ended June 30, 1994, and June 30, 1995, $96,797, $186,897 and $211,243,
  respectively; with respect to the Global Equity Fund, for the period January 28, 1994 (commencement of operations) through June 30, 1994, and the fiscal year ended June 30, 1995, $6,064 and $15,062, respectively; with respect to the Global Bond Fund, for the period July 30, 1993 (commencement of operations) through June 30, 1994 and the fiscal year ended June 30, 1995, $19,968 and $28,889, respectively; with respect to the U.S. Balanced Fund, for the period December 30, 1994 (commencement of operations) through June 30, 1995, $39,523; with respect to the U.S. Equity Fund, for the period February 22, 1994 (commencement of operations) through June 30, 1994, and the fiscal year ended June 30, 1995, $3,482 and $15,362, respectively; and with respect to the Non-U.S. Equity Fund, for the period August 31, 1993 (commencement of operations) through June 30, 1994, and the fiscal year ended June 30, 1995, $23,597 and $72,350, respectively.

UNDERWRITER

Fund/Plan Broker Services, Inc. ("FPBS"), 2 W. Elm Street, Conshohocken, PA 19428, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the registration of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FPBS has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FPBS as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Series.

FPBS is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

For the services to be provided to the Trust under the Underwriting Agreement, FPBS is entitled to receive an annual fixed fee of $7,500 for one series, plus $2,500 for each additional operational series or class, payable in advance. These fees are fixed for a one (1) year period from the date of the Agreement and may be increased or decreased in future years by an amendment signed by both the Trust and FPBS. The fees for such services are borne entirely by the Advisor. The Trust does not impose any sales loads or redemption fees, nor does it bear any fees pursuant to a Rule 12b-1 Plan. Each Series shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

DISTRIBUTION PLAN

The Board of Trustees of the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan") for each Series' SwissKey Fund class shares. The Plan permits each Series to reimburse FPBS, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of SwissKey Fund class shares. The aggregate fees paid by the SwissKey Fund class shares to FPBS and others under the Plan may not exceed 0.90% of a SwissKey Fund classes' average daily net assets in any year.

The Plan does not apply to the Brinson Fund class shares of each Series and those shares are not included in calculating the Plan's fees.

CODE OF ETHICS

The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

Under the Code, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series which have business relationships if the investment might create, or give the appearance of creating a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such trustee or officer, at the time of the transaction, knew or should have know, in the ordinary course of fulfilling his official duties as a trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the trustee, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreement with the Global Funds and Non-U.S. Funds, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

The Series incurred brokerage commissions as follows: (i) for the fiscal year ended June 30, 1993--Global Fund -$70,000; (ii) for the fiscal year ended June 30, 1994, Global Fund--$141,430; Global Equity Fund--$45,153; Global Bond Fund--$0.00; U.S. Equity Fund--$8,431; and Non-U.S. Equity Fund--$156,842, respectively; (iii) for the fiscal year ended June 30, 1995, Global Fund-- $196,831; Global Equity Fund--$34,283; Global Bond Fund--$0; U.S. Balanced Fund--$88,904; U.S. Equity Fund--$53,830; and Non-U.S. Equity Fund--$172,829,
respectively. For the fiscal year ended June 30, 1995, the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER

The Series are free to dispose of their portfolio securities at any time, subject to complying with the Internal Revenue Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund, Global Bond Fund, and Short-Term Global Income Fund, however, may exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

With respect to the Global Fund, for the period from August 31, 1992 (commencement of operations) to June 30, 1993, and for the fiscal years ended June 30, 1994 and June 30, 1995, respectively, the portfolio turnover rate of the Series was 149%, 231% and 238%, respectively. With respect to the Global Bond Fund, for the period July 30, 1993 (commencement of operations) to June 30, 1994 and the fiscal year ended June 30, 1995, the portfolio turnover rate of the Series was 189% and 199%, respectively. The significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series to reposition their portfolio holdings in order to meet their investment objectives and policies.

SHARES OF BENEFICIAL INTEREST

The Trust presently offers ten Series of shares of beneficial interest, which offer two classes of shares. Each representing an equal proportionate interest in the assets and liabilities of the applicable Series and each having the same voting and other rights and preferences as the other class of that Series, except that shares of the Brinson Fund class may not vote on any matter affecting only the SwissKey Fund classes' Distribution Plan under Rule 12b-1 and neither class may vote on matters that affect only the other class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon his percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

                                   PURCHASES

Shares of the Brinson Fund class and the SwissKey Fund class of each Series are sold at the net asset value next determined after the receipt of a purchase application in proper form by the Transfer Agent. The minimum for initial investments with respect to the Brinson Fund class for each Series is $100,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the SwissKey Fund class for each Series is $1,000; subsequent investment minimums are $50. A more detailed description of methods of purchase is included in the Prospectuses.

Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGES OF SHARES

Shares of the Brinson Fund class of a Series may only be exchanged for any other Brinson Fund class of another Series in the Trust. The SwissKey Fund class of a Series may be exchanged for any other SwissKey Fund class of another Series in the Trust. Exchanges will not be permitted between the Brinson Fund class and the SwissKey Fund class.

The SwissKey Fund class of a Series also may be exchanged for shares of the SBC Short-Term World Income Fund, a non-diversified, open-end management investment company advised by Brinson Partners, Inc.

Each qualifying exchange will be made on the basis of both Funds' relative net asset values per share next computed following receipt of the order in proper form by the Transfer Agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Any shareholder who wishes to make an exchange should first obtain and review a prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which such exchange is open for regular trading.

At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the Transfer Agent for details about a particular exchange.

NET ASSET VALUE

The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a Series is computed by dividing the value of the assets of the Series, less its liabilities, by the number of shares of the Series outstanding.

Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series, will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund classes' 12b-1 Plan.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time, except that orders and payment for the U.S. Cash Management Series must be received by 12:00 p.m. Eastern time, on each day the NYSE is open for trading. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities listed on a national or foreign securities exchange and over-the-counter securities carried as NASDAQ National Market Issues are valued on the basis of the last sale on the date the valuation is made. If there has been no sale that day, securities traded on exchanges or over NASDAQ are valued at the last reported bid price, using prices as of the close of trading on that exchange. Other portfolio securities which are traded in the over-the-counter market are valued at the last available bid price. Valuations of fixed income securities may be obtained from a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Futures contracts and options thereon are valued at their daily quoted settlement price. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer or major bank which is a regular participant in the institutional foreign exchange markets. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities (including over-the-counter options) for which market quotations are not readily-available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

                                  REDEMPTIONS

Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than their cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (I) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the Securities and Exchange Commission as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Series.

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

TAXATION

Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a mutual fund must, among other things, (I) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each of the Series qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for twelve months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a Series may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective SwissKey Fund class for each Series alone will incur distribution fees under their respective 12b-1 Plans.

It is expected that certain dividends and interest received by the Global Funds and Non-U.S. Funds will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If the Series make the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, (as defined for purposes of foreign tax credit) such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

                           PERFORMANCE CALCULATIONS

Performance information for the SwissKey Fund class and Brinson Fund class shares of each Series will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN

Current yield and total return quotations used by the Series (and both classes of shares) are based on standardized methods of computing performance mandated by SEC Rules. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the et asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the Commission formula:

  P(1+T)n=ERV

    where:

      P= a hypothetical initial payment of $1,000.
      T= average annual total return
      n= number of years
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Based upon the foregoing calculations, the average annual total return for:
(i) the Global Fund for the period August 31, 1992 (commencement of operations) through June 30, 1995 and the fiscal year ended June 30, 1995, was 25.64% and 8.40%, respectively; (ii) the Global Equity Fund for the period January 28,1994 (commencement of operations) through June 30, 1995 and the fiscal year ended June 30, 1995 was 1.08% and 0.76%, respectively; (iii) the Global Bond Fund for the period July 30, 1993 (commencement of operations) through June 30, 1995 and the fiscal year ended June 30, 1995 was 10.46% and 5.33%, respectively; (iv) the U.S. Balanced Fund for the period December 30, 1994 (commencement of operations) through June 30, 1995 was 13.91%; (v) the U.S. Equity Fund for the period February 22, 1994 (commencement of operations) through June 30, 1995 and the fiscal year ended June 30, 1995 was 17.80% and 13.07%, respectively; (vi) the Brinson U.S. Bond Fund for the period August 31, 1995 (commencement of operations) through December 31, 1995 was 5.49%;
(vii) the SwissKey U.S. Bond Fund for the period August 31, 1995 (commencement of operations) through December 31, 1995 was 5.29%; and (viii) the Non-U.S. Equity Fund for the period August 31, 1993 (commencement of operations) through June 30, 1995 and the fiscal year ended June 30, 1995 was 2.55% and 1.40%, respectively.

YIELD

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

  Yield = 2[(a-b + 1)/6/-1]
      -----------
            cd

    where:

      a =  dividends and interest earned during the period.
      b =  expenses accrued for the period (net of reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

The yield of the Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

YIELD OF U.S. CASH MANAGEMENT FUND

As summarized in the Prospectus, the yield of the SwissKey Fund class and Brinson Fund class of the U.S. Cash Management Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield"), which assumes that net income is reinvested in shares of the Series at the same rate as net income is earned for the base period.

The yield and effective yield of the U.S. Cash Management Fund will vary in response to fluctuations in interest rates and in the expenses of the Series. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described above.

                            CORPORATE DEBT RATINGS

                                                                     APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

  AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA--Bonds which are rated Aa are judged to be of high-quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Corporation describes classifications of corporate bonds as follows:

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

  A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                      MARKET
                                                            SHARES     VALUE
                                                            ------- -----------
Equities -- 35.97%
U.S. EQUITIES -- 28.77%
Aetna Life & Casualty................................        22,200 $  1,395,825
Air & Water Technologies Corp. (c)...................        24,800      148,800
Allergan, Inc........................................        58,600    1,589,525
Alza Corp. (c).......................................        46,400    1,084,600
American Mobile Satellite (c)........................         8,700      228,375
AON Corp.............................................        71,300    2,655,925
AST Research Corp. (c)...............................        30,300      469,650
Automatic Data Processing, Inc.......................        33,500    2,106,313
Ball Corp............................................        11,500      401,062
Bard (C.R.), Inc.....................................        35,500    1,065,000
Beckman Instruments, Inc.............................        23,000      641,125
Biogen, Inc. (c).....................................         5,300      235,850
Birmingham Steel.....................................        23,200      429,200
Boeing, Inc..........................................        31,300    1,960,163
Burlington Northern, Inc.............................        54,000    3,422,250
Campbell Soup Co.....................................        17,900      877,100
Centerior Energy Co..................................        41,200      396,550
Chubb Corp...........................................         6,600      528,825
CIGNA Corp...........................................        43,000    3,337,875
Citicorp.............................................        97,800    5,660,175
CMS Energy Corp......................................        54,300    1,337,137
Coca-Cola Enterprises, Inc...........................        90,800    1,986,250
Comerica, Inc........................................        15,800      507,575
Computer Sciences Corp. (c)..........................         7,700      437,938
Cooper Industries, Inc...............................        68,600    2,709,700
Enron Corp...........................................        32,300    1,134,537
Entergy Corp.........................................        63,000    1,519,875
Federated Department Stores (c)......................        41,200    1,060,900
FHP International Corp. (c)..........................        15,500      356,500
First Financial Management Corp......................        30,900    2,641,950
Ford Motor Co........................................        50,200    1,493,450
Forest Laboratories, Inc. (c)........................        35,100    1,557,562
Genzyme Corp. (c)....................................         7,500      300,000
Goodyear Tire and Rubber.............................        41,700    1,720,125
Grand Metro..........................................        60,000    1,665,000
Harnischfeger Industries, Inc........................         8,000      277,000
Hillenbrand Industries, Inc..........................        14,600      454,425
Honeywell, Inc.......................................       101,200    4,364,250
Illinova Holdings Corp...............................        31,900      809,463
Inland Steel.........................................        34,000    1,037,000
Interpublic Group of Companies.......................        23,000      862,500
Kimberly-Clark Corp..................................        43,000    2,574,625
Kroger Co. (c).......................................        33,100      889,562
Liz Claiborne........................................        17,400      369,750
Lockheed Martin Corp.................................        73,300    4,627,063
LTV Corp.............................................        33,600      491,400
Lyondell Petrochemical Co............................        56,000    1,435,000
Magna Group, Inc.....................................        11,500      253,000
Manor Care, Inc......................................        37,150    1,081,994
Mattel...............................................        77,700    2,020,200
Melville Corp........................................        58,500    2,003,625
National Semiconductor Corp. (c).....................        36,100    1,001,775
Nextel Communications, Inc. (c)......................        31,500      444,937
Occidental Petroleum Corp............................         3,300       75,488


                                                                      MARKET
                                                            SHARES     VALUE
                                                            ------- -----------
Old Republic International Corp......................        22,200 $    579,975
Owens Illinois, Inc. (c).............................        65,200      847,600
Pentair, Inc.........................................        13,400      582,900
Pfizer, Inc..........................................        27,100    2,503,362
Philip Morris Companies, Inc.........................        17,000    1,264,375
Raychem Corp.........................................        20,500      786,688
RJR Nabisco Convertible Preferred "C"................       186,500    1,142,313
RJR Nabisco Holdings Corp............................        56,340    1,570,478
Schering Plough Corp.................................        88,300    3,896,237
Schlumberger Ltd.....................................        35,300    2,193,013
Seagate Technology (c)...............................        31,300    1,228,525
Sprint Corp..........................................        84,100    2,827,862
State Street Boston Corp.............................        25,100      925,563
Stone Container Corp. (c)............................        16,796      356,915
Tenneco, Inc.........................................        37,100    1,706,600
Timken Co............................................        24,100    1,111,612
TJX Cos..............................................        36,300      480,975
Tosco Corp...........................................        10,300      328,312
Transamerica Corp....................................        33,000    1,922,250
Ultramar Corp........................................        17,100      431,775
US Bancorp...........................................        39,000      938,437
USF&G Corp...........................................        55,700      905,125
Walgreen Co..........................................        35,100    1,759,388
Wellman, Inc.........................................         7,300      199,837
Westvaco Corp........................................        13,200      584,100
                                                                    ------------
Total U.S. Equities..................................                105,209,961
                                                                    ------------
NON-U.S. EQUITIES -- 7.20%
AUSTRALIA -- 0.35%
Amcor Ltd............................................         7,000       51,506
ANZ Banking Group....................................        11,953       42,366
Broken Hill Proprietary..............................        26,180      321,427
BTR Nylex Ltd........................................        29,976       57,160
Burns Philp Co.......................................        15,000       31,261
Coles Myer Ltd.......................................        17,000       53,144
CRA Ltd..............................................         8,300      112,612
Lend Lease...........................................         3,491       44,494
National Australia Bank..............................        18,547      146,199
News Corp............................................        13,500       75,218
News Corp. Preferred.................................         4,750       23,469
Pacific Dunlop Ltd...................................        39,200       82,251
Santos...............................................        13,800       33,065
Southcorp Holdings...................................        31,041       61,831
Western Mining Corp..................................         8,100       44,384
Westpac Bank Corp....................................        29,638      106,938
                                                                    ------------
                                                                       1,287,325
                                                                    ------------
BELGIUM -- 0.15%
Electrabel...........................................           650      137,275
Fortis AG............................................           497       52,569
Groupe Bruxelles Lambert.............................           330       44,182
Kredietbank..........................................           310       73,313
Petrofina............................................           210       63,390

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------ ------------
BELGIUM (CONTINUED)
Petrofina Warrants (c)...............................            13 $        181
Societe Gen De Belgique..............................           533       38,771
Solvay...............................................           100       55,345
Tractebel............................................           165       59,866
Union Mineire........................................           350       22,876
                                                                    ------------
                                                                         547,768
                                                                    ------------
CANADA -- 0.36%
Alcan Aluminum Ltd...................................         3,500      105,728
Bank of Montreal.....................................         7,500      156,955
Barrick Gold Corp....................................         2,700       68,296
Canadian Pacific Ltd.................................         9,000      154,771
Imperial Oil Canada Ltd..............................         3,800      141,069
Noranda Inc..........................................         3,200       62,891
Norcen Energy........................................         2,000       26,933
Northern Telecom Ltd.................................         1,800       65,184
Nova Corporation of Alberta..........................         5,600       47,387
Oshawa Group Ltd. "A"................................         2,200       34,030
Royal Bank of Canada.................................         6,000      134,299
Seagram Co Ltd.......................................         4,700      161,650
Thomson Corp.........................................         7,600      103,727
TransCanada Pipeline.................................         4,700       62,864
                                                                    ------------
                                                                       1,325,784
                                                                    ------------
FRANCE -- 0.41%
Alcatel Alsthom......................................           715       64,427
Banque Nat'l Paris...................................         2,100      101,372
Carnaud Metal Box....................................         1,500       67,086
Cie Bancaire.........................................           533       63,773
Cie de Saint Gobain..................................           844      102,029
Cie Fin de Suez......................................         1,289       71,769
Colas................................................           214       39,688
Credit Local de France...............................           900       83,548
GAN..................................................           300        9,525
Generale des Eaux....................................         1,066      118,750
Groupe de la Cite....................................           250       44,353
LVMH.................................................           719      129,487
Michelin Class B (c).................................           700       31,032
Pechiney Cert D'Invest...............................           650       37,505
Peugeot..............................................           600       83,301
Sanofi...............................................           800       44,311
Societe Generale.....................................         1,014      118,605
Societe Nationale Elf Aquitaine......................         1,441      106,570
Total Co. "B"........................................         2,182      131,438
UAP..................................................         1,500       39,360
                                                                    ------------
                                                                       1,487,929
                                                                    ------------
GERMANY -- 0.36%
Allianz..............................................            82      146,867
Allianz Rights.......................................            82        6,221
BASF.................................................           290       61,851
Bayer................................................           304       75,489
Bayer Motoren Werken.................................           130       71,288
Bayer Vereinsbank....................................           185       56,004

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------ ------------
Commerzbank..........................................           270 $     64,667
Daimler-Benz.........................................           100       45,987
Deutsche Bank........................................         4,100      199,357
Hoechst..............................................           300       64,699
Kaufhof Holdings.....................................           250       89,769
Mannesmann...........................................           210       64,103
Munchener Ruck (c)...................................            48      105,079
Munchener Ruck Warrants '98 (c)......................             2          263
Preussag.............................................           225       67,300
Schering.............................................           590       41,220
Veba.................................................           385      151,040
                                                                    ------------
                                                                       1,311,204
                                                                    ------------
HONG KONG -- 0.14%
China Light & Power..................................        19,600      100,818
Hang Seng Bank.......................................         5,200       39,651
Hong Kong Land Holdings..............................        26,000       47,320
Hong Kong Telecommunications.........................        14,000       27,684
Hutchison Whampoa....................................        23,000      111,173
Jardine Matheson Holdings............................         8,000       58,800
Swire Pacific "A"....................................        11,000       83,877
Wharf Holdings.......................................        13,000       42,423
                                                                    ------------
                                                                         511,746
                                                                    ------------
ITALY -- 0.10%
Assic Gererali.......................................         3,300       77,511
Fiat Spa Priv (c)....................................        20,000       43,494
Instituto Mobilaire Italiano.........................         9,000       55,034
Italgas..............................................         9,000       23,366
Mediobanca...........................................         2,000       14,521
Montedison (c).......................................        32,000       22,891
La Rinascente Savings................................         8,000       20,917
Sai Di Risp..........................................         5,000       21,350
Sip Di Risp..........................................        38,000       80,318
                                                                    ------------
                                                                         359,402
                                                                    ------------
JAPAN -- 3.45%
Amada................................................        21,000      179,350
Asahi Glass Co.......................................        25,000      275,651
Bank of Tokyo........................................        12,000      192,249
Canon, Inc...........................................        19,000      308,870
Canon Sales..........................................         6,000      166,097
Citizen Watch Co.....................................        19,000      117,505
Dai Nippon Printing..................................        20,000      318,059
Daikin Kogyo Co......................................        24,000      192,814
Daiwa Bank...........................................        16,000      144,187
Daiwa House Industries...............................        11,000      168,453
Fanuc Co.............................................         5,300      228,507
Fujitsu..............................................        36,000      358,346
Hitachi Ltd..........................................        63,000      627,106
Honda Motor Co.......................................        12,000      183,767
Inax.................................................        20,000      192,484
Isetan...............................................         8,000      108,376
Ito Yokado Co........................................        11,000      579,220
Keio Teito Electric Railway..........................        25,000      146,072

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------ ------------
JAPAN (CONTINUED)
Kintetsu.............................................        25,000 $    219,107
Kuraray Co. Ltd......................................        13,000      141,041
Maeda Road Construction..............................         5,000       96,596
Marui Co.............................................         6,000       93,940
Matsushita Electric Industrial.......................        35,000      544,234
Mitsubishi Bank......................................         9,000      194,016
Mitsubishi Paper.....................................        25,000      131,346
NGK Insulators.......................................        36,000      326,116
Nichii Co............................................        16,000      173,589
Nintendo.............................................         1,900      109,000
Nippon Denso Co......................................        14,000      253,976
Nippon Meat Packers..................................        13,000      189,893
Nippon Steel Corp....................................        18,000       58,523
Orix Corp............................................         2,000       66,439
Osaka Gas Corp.......................................        91,000      335,528
Pioneer Electronics..................................        10,000      169,631
Sankyo Co............................................        15,700      364,342
Secom Co.............................................         5,000      313,936
Seino Transportation.................................         7,000      117,917
Sekisui House........................................        43,000      531,865
Shinmaywa Industries.................................        12,000      100,507
Sony Corp............................................         7,000      335,611
Sumitomo Bank........................................        23,000      398,280
Sumitomo Electric Industries.........................        17,000      202,262
Takeda Chemical Industries...........................        25,000      329,838
TDK Corp.............................................         7,000      318,294
Tokio Marine & Fire..................................        19,000      217,552
Tokyo Electric Power.................................         8,900      272,588
Tokyo Steel Mfg......................................        16,000      273,295
Tonen Corp...........................................        12,000      186,594
Toray Industries, Inc................................        71,000      440,770
Toshiba Corp.........................................        69,000      436,483
Toyo Suisan Kaisha...................................         5,000       50,477
Toyota Motor Corp....................................         7,000      138,532
                                                                    ------------
                                                                      12,619,231
                                                                    ------------
MALAYSIA -- 0.03%
Genting..............................................         1,000        9,886
Hume Industries......................................         1,000        5,456
Kuala Lumpur Kepong..................................         2,000        6,358
Malayan Bank.........................................         3,000       23,750
Nestle Malaysia......................................         1,000        7,670
Sime Darby...........................................         7,000       19,525
Telekom Malaysia.....................................         2,000       15,177
Tenaga Nasional......................................         3,000       12,244
                                                                    ------------
                                                                         100,066
                                                                    ------------
NETHERLANDS -- 0.39%
ABN-AMRO Holdings....................................         4,302      165,920
ABN-AMRO Holdings Coupon.............................         4,302        4,828
D.S.M................................................           570       49,078
Elsevier.............................................         6,500       76,717
Internationale Nederlanden Grp.......................         3,776      208,709
Internationale Nederlanden Grp Coupon................         3,776        5,236
KPN..................................................         1,500       53,886

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------ ------------
KPN Coupon...........................................         1,500 $      1,451
Philips Electronics..................................         1,300       55,002
Royal Dutch Petroleum................................         1,400      170,835
Royal Dutch Petroleum ADS (a)........................         3,300      402,187
Unilever.............................................         1,710      222,338
                                                                    ------------
                                                                       1,416,187
                                                                    ------------
NEW ZEALAND -- 0.11%
Brierly Investment...................................        98,000       74,004
Carter Holt Harvey...................................        46,000      112,510
Fletcher Challenge Ltd...............................        42,000      117,883
New Zealand Telecom ADS (a)..........................         1,900      115,188
                                                                    ------------
                                                                         419,585
                                                                    ------------
SPAIN -- 0.13%
Banco Bilbao-Vizcaya.................................           900       25,977
Banco Intercontinental...............................           430       38,707
Banco Popular........................................           240       35,676
Banco Santander......................................         1,400       55,207
Empresa NAC Electric.................................         1,000       49,385
Hidro Iberdrola......................................        10,100       76,069
Repsol ADR (a).......................................         2,000       63,250
Sevillana De Electric................................         3,000       18,457
Telefonica De Espana.................................         8,100      104,352
Viscofan.............................................         1,400       20,695
                                                                    ------------
                                                                         487,775
                                                                    ------------
SWITZERLAND -- 0.19%
BBC Brown Boverie (Br)...............................            40       41,389
Ciba-Geigy (Reg.)....................................            55       40,295
CS Holdings..........................................         1,300      119,054
Nestle (Reg).........................................           197      205,037
Roche Holdings Gen...................................            25      161,024
Societe Generale Surveillance (Br)...................            30       52,083
Zurich Insurance.....................................            46       57,780
                                                                    ------------
                                                                         676,662
                                                                    ------------
UNITED KINGDOM -- 1.03%
Asda Group...........................................        30,000       45,346
Bass.................................................         9,300       89,005
BAT Industries.......................................        13,084      100,134
BET..................................................        19,000       37,184
Booker PLC...........................................         6,700       44,134
British Gas..........................................        49,300      227,086
British Petroleum....................................        28,966      207,624
British Telecommunications...........................        50,500      314,972
Charter Group........................................         6,175       89,211
Coats Viyella........................................        22,000       65,107
FKI..................................................        18,000       45,537
General Electric PLC.................................        46,500      227,136
Glaxo Holdings.......................................        12,900      158,351
Grand Metropolitan...................................        25,000      153,341
Guinness.............................................        14,000      105,362
Hanson...............................................        18,000       63,007
Hillsdown Holdings...................................        32,000       91,647
House of Fraser......................................        36,500       73,755
HSBC Holdings........................................         3,400       43,900

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                      MARKET
                                                            SHARES    VALUE
                                                            ------ ------------
UNITED KINGDOM (CONTINUED)
Legal and General....................................        6,500 $     55,020
Lloyds Abbey Life....................................        8,500       52,880
Lloyds Bank..........................................       24,700      245,231
Lucas Industries.....................................       10,351       31,045
Marks & Spencer......................................       12,800       82,380
MFI Furniture Group..................................       16,300       30,214
Mirror Group.........................................       12,000       25,394
National Power.......................................        8,000       56,706
National Westminster Bank............................       15,200      132,048
Ocean Group..........................................       15,000       74,224
P & O................................................        5,000       46,062
Reckitt & Coleman....................................        7,625       80,436
Redland..............................................        4,000       26,221
Rolls Royce..........................................       13,000       36,094
Royal Insurance......................................        9,666       47,523
Sears PLC............................................       43,700       69,183
Sedgwick Group.......................................        5,600       12,296
SmithKline Beecham Units.............................       21,400      189,995
Tesco................................................       32,900      151,806
Thames Water.........................................        8,700       65,890
Unilever Ord 5p......................................        2,400       48,592
W.H. Smith Group A...................................        7,000       36,532
                                                                   ------------
                                                                      3,777,611
                                                                   ------------
Total Non-U.S. Equities..............................                26,328,275
                                                                   ------------
Total Equities (Cost $116,606,518)...................               131,538,236
                                                                   ------------

                                                      FACE AMOUNT  MARKET VALUE
                                                      ------------ ------------
Bonds -- 50.29%
U.S. BONDS -- 31.64%
U.S. CORPORATE BONDS -- 10.38%
BellSouth Corp. ESOP
 9.125%, due 07/01/03................................ $    228,721 $    248,300
Chemical Bank
 6.500%, due 01/15/09................................    1,050,000      969,686
Chrysler Auto Receivable
 7.875%, due 07/15/99................................      200,000      206,092
Chrysler Financial
 8.100%, due 02/03/97................................      165,000      169,099
Citicorp
 9.750%, due 08/01/99................................      150,000      166,385
First of America
 6.187%, due 02/15/02................................    2,350,000    2,350,000
Ford Auto Loan Trust 92-3A3
 5.625%, due 10/15/97................................    1,200,000    1,201,140
Ford Motor Credit
 6.450%, due 11/03/97................................    3,000,000    2,996,250
GMAC
 6.700%, due 04/21/97................................    1,350,000    1,356,696
Green Tree Acceptance Corp. 94-A
 6.900%, due 02/15/04................................      620,701      621,887
Green Tree Financial 94-2
 8.300%, due 05/15/19................................      435,000      464,675

                                                      FACE AMOUNT   MARKET VALUE
                                                      ------------- ------------
Household Affinity
 6.295%, due 03/15/99................................ $   2,500,000 $  2,502,325
MBNA Master Trust
 6.275%, due 09/15/99................................     3,150,000    3,153,654
News America Corp.
 7.750%, due 01/20/24................................     1,755,000    1,701,781
Premier Auto 95-1
 8.050%, due 04/04/00................................       500,000      523,405
Premier Auto Trust
 4.220%, due 03/02/99................................        88,270       86,171
Ralston Purina
 7.875%, due 06/15/25................................       450,000      450,604
Republic Bank of New York Corp. FRN
 6.025%, due 12/29/02................................     1,000,000      995,771
RJR Nabisco Inc.
 8.625%, due 12/01/02................................     2,100,000    2,164,978
Salomon, Inc.
 5.340%, due 12/17/96................................       585,000      572,177
Shearson Lehman Holdings
 4.600%, due 07/22/96................................     1,960,000    1,891,400
Signet Credit Card 1993-4A FRN
 6.375%, due 05/15/02................................     2,000,000    2,008,600
Standard Credit Card 95-1
 8.250%, due 01/07/05................................       500,000      547,615
Standard Credit Card Trust 95-1
 8.500%, due 08/07/97................................       805,000      823,515
Standard Credit Card Trust 94-1
 4.650%, due 02/07/97................................     1,065,000    1,042,635
Tele-Communications, Inc.
 7.250%, due 08/01/05................................       800,000      769,217
Thrift Financial Corp.
 11.250%, due 01/01/16...............................        49,641       54,265
Time Warner, Inc.
 9.125%, due 01/15/13................................     2,250,000    2,353,662
US West Communications
 6.875%, due 09/15/33................................       110,000       99,963
US West Communications
 7.125%, due 11/15/43................................       155,000      144,773
USX Corp.
 7.200%, due 02/15/04................................     2,980,000    2,895,979
Wal Mart Stores, Inc.
 10.875%, due 08/15/00...............................        75,000       77,476
Woolworth Corp.
 7.000%, due 06/01/00................................     1,100,000    1,092,443
WR Grace & Co.
 8.000%, due 08/15/04................................     1,195,000    1,266,383
                                                                    ------------
                                                                      37,969,002
                                                                    ------------

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                         FACE         MARKET
                                                        AMOUNT        VALUE
                                                     ------------- ------------
 INTERNATIONAL DOLLAR BONDS -- 2.81%
 Belgian National Railway (SNCB)
  8.875%, due 12/01/24.............................. $     942,000 $  1,092,245
 City of Oslo
  7.875%, due 02/03/97..............................     1,200,000    1,230,750
 Eli Lilly & Co.
  8.375%, due 02/07/05..............................       750,000      828,986
 European Investment Bank
  9.250%, due 11/15/97..............................     1,100,000    1,174,250
 GMAC Euro
  7.250%, due 10/17/97..............................       325,000      330,078
 Hong Kong Shanghai Perpetual FRN
  6.500%, due 07/30/49..............................     1,700,000    1,315,375
 International Bank for Reconstruction and Develop-
  ment
  9.875%, due 10/01/97..............................       175,000      189,203
 Japanese Development Bank
  8.375%, due 02/15/01..............................     1,000,000    1,090,000
 Republic of Italy
  6.875%, due 09/27/23..............................       150,000      133,619
 Republic of South Africa
  9.625%, due 12/15/99..............................     1,000,000    1,037,500
 Royal Bank of Scotland Perpetual FRN
  7.125%, due 12/31/49..............................     1,000,000      836,900
 Tenaga Nasional
  7.875%, due 06/15/04..............................       950,000    1,003,851
                                                                   ------------
                                                                     10,262,757
                                                                   ------------
 U.S. GOVERNMENT AGENCIES -- 9.49%
 Federal Home Loan Mortgage Corp.
  9.200%, due 08/25/97..............................       200,000      213,211
  7.000%, due 11/15/07..............................       530,000      531,855
  7.000%, due 12/15/07..............................     1,480,000    1,485,328
  9.000%, due 03/01/17..............................       568,436      597,256
  8.500%, due 07/15/21..............................     1,957,720    2,061,890
 Federal Home Loan Mortgage Corp. Gold
  9.500%, due 10/01/20..............................       775,747      820,414
  9.000%, due 05/01/24..............................     1,573,901    1,652,124
 Federal National Mortgage Association
  7.600%, due 01/10/97..............................       200,000      205,219
  5.000%, due 06/01/01..............................     1,900,314    1,800,300
  0.000%, due 11/01/01..............................       225,000      207,717
 10.000%, due 06/01/14..............................       991,054    1,076,305
  6.500%, due 02/25/19..............................     1,935,000    1,911,258
 10.000%, due 06/25/19..............................       472,930      523,552
  9.000%, due 08/01/21..............................       446,287      469,404
  8.200%, due 08/25/21..............................        82,894       84,463
  6.750%, due 10/25/21..............................     1,870,000    1,787,720
  8.000%, due 05/01/22..............................       251,492      255,926
  8.500%, due 07/01/22..............................     1,054,558    1,096,814
  6.310%, due 01/01/23..............................     1,920,000    1,934,400
  6.500%, due 01/25/23..............................       170,000      164,242
  6.000%, due 11/01/23..............................     1,426,298    1,337,611
  6.500%, due 02/01/24..............................     2,980,000    2,864,525
  8.000%, due 06/01/24..............................     1,795,000    1,828,087
  7.000%, due 05/01/25..............................       115,000      112,897
  8.500%, due 05/01/25..............................       550,273      567,467
 Government National Mortgage
 11.000%, due 09/15/15..............................       342,424      380,090
  9.000%, due 12/15/17..............................     3,075,204    3,228,949


                                                          FACE         MARKET
                                                         AMOUNT        VALUE
                                                      ------------- ------------
 8.500%, due 05/15/21...............................  $      89,688 $     93,079
 8.500%, due 04/15/25...............................        780,000      809,490
 6.000%, due 05/15/25...............................      1,890,000    1,895,315
 7.000%, due 09/15/28...............................        494,164      474,861
Refcorp Principal Strip
 0.000%, due 10/15/20...............................     12,215,000    2,087,934
Tennessee Valley Authority
 6.875%, due 12/15/43...............................        170,000      156,019
                                                                    ------------
                                                                      34,715,722
                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS -- 8.96%
U.S. Treasury Bonds
 8.125%, due 05/15/21...............................      7,370,000    8,620,593
U.S. Treasury Notes
 7.875%, due 04/15/98...............................      2,000,000    2,100,624
 8.875%, due 02/15/99...............................      2,130,000    2,334,346
 5.875%, due 03/31/99...............................      5,930,000    5,917,031
 6.875%, due 08/31/99...............................      8,475,000    8,747,785
 7.500%, due 11/15/01...............................        410,000      439,853
 7.250%, due 05/15/04...............................      4,000,000    4,268,748
U.S. Treasury Strips
 0.000%, due 02/15/03...............................        225,000      140,679
 0.000%, due 05/15/21...............................      1,000,000      169,110
                                                                    ------------
                                                                      32,738,769
                                                                    ------------
 Total U.S. Bonds...................................                 115,686,250
                                                                    ------------
Non-U.S. Bonds -- 18.65%
AUSTRALIA -- 0.86%
Government of Australia
 12.000%, due 11/15/01.............................. AUD  3,300,000    2,693,780
 9.500%, due 08/15/03...............................        600,000      435,103
                                                                    ------------
                                                                       3,128,883
                                                                    ------------
BELGIUM -- 0.80%
Kingdom of Belgium
 8.250%, due 06/01/99............................... BEF 24,000,000      892,703
 8.750%, due 06/25/02...............................      7,000,000      266,841
 9.000%, due 03/28/03...............................     24,000,000      925,425
 8.500%, due 10/01/07...............................     23,000,000      847,829
                                                                    ------------
                                                                       2,932,798
                                                                    ------------
DENMARK -- 2.39%
Kingdom of Denmark
 9.000%, due 11/15/98............................... DKR  4,500,000      862,523
 9.000%, due 11/15/00...............................     14,600,000    2,805,436
 8.000%, due 05/15/03...............................     12,000,000    2,159,196
 7.000%, due 12/15/04...............................     17,500,000    2,921,365
                                                                    ------------
                                                                       8,748,520
                                                                    ------------
FRANCE -- 2.12%
Government of France (OAT)
 8.500%, due 03/28/00............................... FRF  3,300,000      716,844
 9.500%, due 01/25/01...............................     11,100,000    2,520,427
 8.500%, due 04/25/03...............................      6,500,000    1,419,340
 8.250%, due 02/27/04...............................      1,900,000      409,083
 8.500%, due 12/26/12...............................     12,500,000    2,703,971
                                                                    ------------
                                                                       7,769,665
                                                                    ------------

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                        FACE           MARKET
                                                       AMOUNT          VALUE
                                                  ----------------- ------------
 GERMANY -- 3.25%
 Bundesrepublik Deutscheland
  6.250%, due 02/20/98........................... DEM     1,360,000 $    996,148
  7.000%, due 09/20/99...........................         1,000,000      743,805
  8.500%, due 08/21/00...........................         2,600,000    2,044,722
  8.000%, due 07/22/02...........................         1,950,000    1,495,643
  6.500%, due 07/15/03...........................         7,600,000    5,322,361
 Treuhandanstalt
  7.750%, due 10/01/02...........................         1,650,000    1,246,947
                                                                    ------------
                                                                      11,849,626
                                                                    ------------
 ITALY -- 1.82%
 Republic of Italy BTP
  9.000%, due 10/01/96........................... ITL 2,100,000,000    1,251,541
  9.000%, due 10/01/98...........................     1,700,000,000      961,955
  8.500%, due 01/01/99...........................     3,100,000,000    1,708,703
  9.000%, due 10/01/03...........................     5,400,000,000    2,743,889
                                                                    ------------
                                                                       6,666,088
                                                                    ------------
 JAPAN -- 0.63%
 Government of Japan No.129
  6.400%, due 03/20/00........................... JPY    85,000,000    1,196,148
 Government of Japan No.156
  4.200%, due 03/20/03...........................        85,000,000    1,101,425
                                                                    ------------
                                                                       2,297,573
                                                                    ------------
 NETHERLANDS -- 2.27%
 Government of Nederlands
  6.250%, due 07/15/98........................... NLG     1,400,000      915,214
  8.500%, due 03/15/01...........................         2,500,000    1,763,947
  6.500%, due 04/15/03...........................         1,000,000      631,732
  8.500%, due 06/01/06...........................         7,050,000    5,008,433
                                                                    ------------
                                                                       8,319,326
                                                                    ------------
 SPAIN -- 1.99%
 Government of Spain
  7.400%, due 07/30/99........................... SPN   625,000,000    4,482,719
 10.300%, due 06/15/02...........................       200,000,000    1,537,369
  8.000%, due 05/30/04...........................       190,000,000    1,256,787
                                                                    ------------
                                                                       7,276,875
                                                                    ------------
 UNITED KINGDOM--2.52%
 UK Treasury
  7.000%, due 11/06/01........................... GBP     2,505,000    3,720,384
  8.000%, due 06/10/03...........................         1,640,000    2,542,522
 UK Treasury Index-Linked (b)
  2.500%, due 04/16/20...........................           404,000      893,693
  4.125%, due 07/22/30...........................         1,140,000    2,077,416
                                                                    ------------
                                                                       9,234,015
                                                                    ------------
 Total Non-U.S. Bonds............................                     68,223,369
                                                                    ------------
 Total Bonds
  (Cost $176,753,391)............................                    183,909,619
                                                                    ------------

                                                         FACE          MARKET
                                                        AMOUNT         VALUE
                                                     ------------- -------------
Short-Term Investments -- 9.41%
U.S. CORPORATE BOND -- 0.10%
U.S. West Financial Services, Inc. FRN 3.700%, due
 09/05/95..........................................  $     375,000  $    375,000
                                                                   -------------
COMMERCIAL PAPER -- 9.19%
Capital Access Trust, Inc. (Caterpillar)
 6.150%, due 07/05/95..............................      1,000,000       999,317
Columbia /HCA Healthcare
 6.100%, due 07/11/95..............................      7,480,000     7,467,325
Conagra Australia, Inc.
 6.090%, due 07/05/95..............................      2,000,000     1,998,647
 6.050%, due 07/12/95..............................      1,000,000       998,151
Crown Cork & Seal Co., Inc.
 6.120%, due 07/05/95..............................      4,000,000     3,997,280
 6.050%, due 07/07/95..............................      1,000,000       998,992
Ingersoll-Rand
 6.130%, due 07/11/95..............................      2,000,000     1,996,594
Maytag Corp.
 6.200%, due 07/03/95..............................      3,000,000     2,998,967
Sunstrand Corp.
 6.400%, due 07/03/95..............................      2,266,000     2,265,194
Texas Utilities Electric Co.
 6.500%, due 07/03/95..............................      4,908,000     4,906,228
Union Oil Company of California
 6.110%, due 07/19/95..............................      5,000,000     4,984,725
                                                                   -------------
                                                                      33,611,420
                                                                   -------------
FOREIGN TIME DEPOSIT -- 0.12%
Bankers Trust
Japanese Yen
 1.125%, due 07/03/95.............................. JPY 36,604,118       431,195
                                                                   -------------
Total Short-Term Investments
 (Cost $34,374,741)................................                   34,417,615
                                                                   -------------
Total Investments
 (Cost $327,734,650) -- 95.67% (d)                                   349,865,470
                                                                   -------------
Cash and other assets, less liabilities 4.33%......                   15,812,455
                                                                   -------------
Net Assets -- 100%.................................                $ 365,677,925
                                                                   =============

See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a)Denominated in U.S. dollars.
(b)Linked to Britain's retail price index. Reset semi-annually.
(c)Non-income producing security.
(d)Aggregate cost for federal income tax purposes was $327,734,650; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $25,905,748
      Gross unrealized depreciation................................  (3,774,928)
                                                                    -----------
          Net unrealized appreciation.............................. $22,130,820
                                                                    ===========

FRN: Floating rate note--The rate disclosed is that in effect at June 30, 1995.

FORWARD FOREIGN CURRENCY CONTRACTS (NOTE 4)

The Brinson Global Fund had the following open forward foreign currency contracts as of June 30, 1995:

                              SETTLEMENT     LOCAL       CURRENT    UNREALIZED
                                 DATE      CURRENCY       VALUE    GAIN/(LOSS)
                              ---------- ------------- ----------- -----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Australian Dollar...........   12/01/95      3,500,000 $ 2,472,822 $   (55,315)
Canadian Dollar.............   12/01/95     22,000,000  15,957,336     (19,425)
Swedish Krone...............   12/01/95     29,000,000   3,926,351      47,790
FORWARD FOREIGN CURRENCY
 SALE CONTRACTS
Australian Dollar...........   12/01/95      3,500,000   2,472,822      16,727
Belgian Franc...............   12/01/95    100,000,000   3,530,605    (137,208)
British Pound...............   12/01/95      4,000,000   6,297,164     (29,564)
Danish Kroner...............   12/01/95     15,500,000   2,858,872    (112,106)
Dutch Guilder...............   12/01/95     15,000,000   9,737,077    (346,230)
French Franc................   12/01/95     45,000,000   9,250,426    (460,333)
German Mark.................   12/01/95     19,000,000  13,803,247    (486,735)
Japanese Yen................   12/01/95  1,250,000,000  15,024,816    (368,936)
Spanish Peseta..............   12/01/95    446,000,000   3,631,323    ( 33,678)
                                                                   -----------
  Total.....................                                       $(1,985,013)
                                                                   ===========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16

                    BRINSON GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

ASSETS:
 Investments, at market value (Cost $327,734,650) (Note 1)........ $349,865,470
 Cash.............................................................    1,460,086
 Foreign currency, at market value (Cost $1,353,404)..............    1,381,478
 Receivables:
  Investment securities sold......................................   45,064,677
  Dividends.......................................................      272,101
  Interest........................................................    3,751,235
  Fund shares sold................................................        2,409
 Deferred organization costs, net of amortization (Note 1)........       33,113
 Other assets.....................................................       77,146
                                                                   ------------
    TOTAL ASSETS..................................................  401,907,715
                                                                   ------------
LIABILITIES:
 Payables:
  Investment securities purchased.................................   33,770,831
  Net unrealized depreciation on forward foreign currency con-
   tracts.........................................................    1,985,013
  Fund shares redeemed............................................       57,875
  Investment advisory fees (Note 2)...............................      239,764
  Accrued expenses................................................      176,307
                                                                   ------------
    TOTAL LIABILITIES.............................................   36,229,790
                                                                   ------------
NET ASSETS:
 Applicable to 32,208,149 shares; par value of $0.001 per share;
  unlimited shares authorized..................................... $365,677,925
                                                                   ============
 Net asset value, offering price and redemption price per share
  ($365,677,925 / 32,208,149 shares).............................. $      11.35
                                                                   ============
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $337,649,200
 Accumulated undistributed net investment income..................    4,495,172
 Accumulated net realized gain on investments and foreign curren-
  cy..............................................................    3,277,834
 Net unrealized appreciation on investments and foreign currency..   20,255,719
                                                                   ------------
    NET ASSETS.................................................... $365,677,925
                                                                   ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1995

INVESTMENT INCOME:
 Interest......................................................... $15,154,558
 Dividends (net of $56,977 for foreign taxes withheld)............   2,905,675
                                                                   -----------
    TOTAL INCOME..................................................  18,060,233
                                                                   -----------
EXPENSES:
 Advisory fees (Note 2)...........................................   2,681,392
 Custodian fees...................................................     218,400
 Administration fees..............................................     211,243
 Accounting fees..................................................     191,226
 Amortization of organization costs (Note 1)......................      15,394
 Other............................................................     353,816
                                                                   -----------
    TOTAL EXPENSES................................................   3,671,471
                                                                   -----------
    NET INVESTMENT INCOME ........................................  14,388,762
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
 Net realized gain (loss) on:
  Investments.....................................................   6,415,749
  Futures contracts...............................................    (646,404)
  Foreign currency transactions...................................  (3,202,315)
                                                                   -----------
    Net realized gain on investments and foreign currency.........   2,567,030
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency................................  24,593,518
  Futures contracts...............................................   1,105,130
  Forward contracts...............................................  (1,939,293)
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................      20,390
                                                                   -----------
    Change in net unrealized appreciation or depreciation on in-
     vestments and foreign currency...............................  23,779,745
                                                                   -----------
 Net realized and unrealized gain on investments and foreign cur-
  rency...........................................................  26,346,775
                                                                   -----------
 Net increase in net assets resulting from operations............. $40,735,537
                                                                   ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
18

                    BRINSON GLOBAL FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR           YEAR
                                                        ENDED          ENDED
                                                    JUNE 30, 1995  JUNE 30, 1994
                                                    -------------  -------------
OPERATIONS:
 Net investment income............................. $ 14,388,762   $  7,929,618
 Net realized gain on investments and foreign cur-
  rency............................................    2,567,030      2,743,471
 Change in net unrealized appreciation or deprecia-
  tion on investments
  and foreign currency.............................   23,779,745     (9,848,878)
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   40,735,537        824,211
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income..........   (8,427,640)    (5,998,877)
 Distributions from net realized gain..............   (2,567,030)    (2,743,471)
 Distributions in excess of net realized gain......     (275,888)    (3,596,618)
                                                    ------------   ------------
 Total distributions to shareholders...............  (11,270,558)   (12,338,966)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  124,484,442    120,367,037
 Shares issued on reinvestment of distributions....   10,276,565     11,234,195
 Shares redeemed...................................  (77,406,972)   (32,616,854)
                                                    ------------   ------------
 Net increase in net assets resulting from capital
  share transactions (a)...........................   57,354,035     98,984,378
                                                    ------------   ------------
    TOTAL INCREASE IN NET ASSETS...................   86,819,014     87,469,623
NET ASSETS:
 Beginning of year.................................  278,858,911    191,389,288
                                                    ------------   ------------
 End of year (including accumulated undistributed
  net investment income of
  $4,495,172 and $4,174,833, respectively)......... $365,677,925   $278,858,911
                                                    ============   ============

(a) A summary of capital share transactions follows:

                                                        SHARES        SHARES
                                                     ------------  ------------
 Shares sold........................................   11,726,672    11,094,031
 Shares issued on reinvestment of distributions.....      960,415     1,042,275
 Shares redeemed....................................   (7,205,445)   (3,012,247)
                                                     ------------  ------------
  Net increase in shares outstanding................    5,481,642     9,124,059
                                                     ============  ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON GLOBAL FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         YEAR          YEAR          PERIOD
                                         ENDED         ENDED         ENDED
                                     JUNE 30, 1995 JUNE 30, 1994 JUNE 30, 1993*
                                     ------------- ------------- --------------
Net asset value, beginning of peri-
 od.................................   $  10.43      $  10.87       $  10.00
                                       --------      --------       --------
 Income from investment operations:
 Net investment income..............       0.43          0.33           0.26
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency..................       0.86         (0.23)          0.81
                                       --------      --------       --------
    Total income from investment op-
     erations.......................       1.29          0.10           1.07
                                       --------      --------       --------
 Less distributions:
 Distributions from net investment
  income............................      (0.27)        (0.27)         (0.20)
 Distributions from net realized
  gain..............................      (0.09)        (0.12)           --
 Distributions in excess of net re-
  alized gain.......................      (0.01)        (0.15)           --
                                       --------      --------       --------
    Total distributions.............      (0.37)        (0.54)         (0.20)
                                       --------      --------       --------
Net asset value, end of period......   $  11.35      $  10.43       $  10.87
                                       ========      ========       ========
Total return........................      12.57%         0.77%         10.76%
Ratios/Supplemental data
 Net assets, end of period (in
  000s).............................   $365,678      $278,859       $191,389
 Ratio of expenses to average net
  assets:
  Before expense reimbursement......       1.09%         1.14%          1.35%**
  After expense reimbursement.......        N/A          1.10%          1.05%**
 Ratio of net investment income to
  average net assets:
  Before expense reimbursement......       4.27%         3.21%          3.26%**
  After expense reimbursement.......        N/A          3.25%          3.56%**
 Portfolio turnover rate............        238%          231%           149%

 * The Fund commenced operations on August 31, 1992
** Annualized
N/A = Not Applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
20

                    BRINSON GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                      MARKET
                                                             SHARES    VALUE
                                                             ------ -----------
Equities -- 92.41%
U.S. EQUITIES -- 42.99%
Aetna Life & Casualty Co..................................    1,900 $   119,463
Air & Water Technologies Corp. (b)........................    2,600      15,600
Allergan, Inc.............................................    5,000     135,625
Alza Corp. (b)............................................    3,900      91,162
American Mobile Satellite (b).............................      700      18,375
AON Corp..................................................    6,100     227,225
AST Research Corp. (b)....................................    2,400      37,200
Automatic Data Processing, Inc............................    2,900     182,337
Ball Corp.................................................    1,000      34,875
Bard (C.R.), Inc..........................................    3,000      90,000
Beckman Instruments, Inc..................................    2,000      55,750
Biogen, Inc. (b)..........................................      400      17,800
Birmingham Steel..........................................    2,000      37,000
Boeing....................................................    2,700     169,088
Burlington Northern, Inc..................................    4,600     291,525
Campbell Soup Co..........................................    1,500      73,500
Centerior Energy Co.......................................    3,500      33,687
Chubb Corp................................................    1,100      88,138
CIGNA Corp................................................    3,700     287,212
Citicorp..................................................    8,300     480,362
CMS Energy Corp...........................................    4,600     113,275
Coca-Cola Enterprises, Inc................................    7,700     168,437
Comerica, Inc.............................................    1,300      41,762
Computer Sciences Corp. (b)...............................      700      39,813
Cooper Industries, Inc....................................    6,600     260,700
Enron Corp................................................    2,200      77,275
Entergy Corp..............................................    5,400     130,275
Federal Department Stores (b).............................    3,500      90,125
FHP International Corp. (b)...............................    1,300      29,900
First Financial Management Corp...........................    2,600     222,300
Ford Motor Co.............................................    4,300     127,925
Forest Laboratories, Inc. (b).............................    3,000     133,125
Genzyme Corp. (b).........................................      600      24,000
Goodyear Tire & Rubber....................................    3,500     144,375
Harnischfeger Industries, Inc.............................      700      24,238
Hillenbrand Industries, Inc...............................    1,500      46,687
Honeywell, Inc............................................    8,600     370,875
Illinova Corp. Holding....................................    2,700      68,513
Inland Steel..............................................    2,900      88,450
Interpublic Group of Companies............................    2,000      75,000
Kimberly-Clark Corp.......................................    3,700     221,538
Kroger Co. (b)............................................    2,800      75,250
Liz Claiborne, Inc........................................    2,300      48,875
Lockheed Martin Corp......................................    6,200     391,375
LTV Corp..................................................    2,900      42,412
Lyondell Petrochemical Co.................................    4,800     123,000
Magna Group Inc...........................................    1,000      22,000
Manor Care, Inc...........................................    3,200      93,200
Mattel....................................................    6,600     171,600
Melville Corp.............................................    5,000     171,250
National Semiconductor Corp. (b)..........................    3,100      86,025
Nextel Communications, Inc. (b)...........................    2,700      38,138
Occidental Petroleum Corp.................................      600      13,725
Old Republic International Corp...........................    1,900      49,638


                                                                       MARKET
                                                              SHARES    VALUE
                                                              ------ -----------
Owens Illinois, Inc. (b)...................................    5,600 $    72,800
Pentair, Inc...............................................    1,100      47,850
Pfizer, Inc................................................    2,300     212,462
Philip Morris Companies, Inc...............................    1,400     104,125
Raychem Corp...............................................    1,700      65,238
RJR Nabisco Convertible Preferred "C"......................   15,900      97,388
RJR Nabisco Holdings Corp..................................    4,800     133,800
Schering Plough Corp.......................................    7,500     330,937
Schlumberger Ltd...........................................    3,000     186,375
Seagate Technology (b).....................................    2,700     105,975
Sprint Corp................................................    7,200     242,100
State Street Boston Corp...................................    1,900      70,063
Stone Container Corp. (b)..................................    1,400      29,750
Tenneco, Inc...............................................    3,200     147,200
Timken Co..................................................    2,000      92,250
TJX Cos....................................................    3,900      51,675
Tosco Corp.................................................      900      28,687
Transamerica Corp..........................................    2,800     163,100
Ultramar Corp..............................................    1,500      37,875
US Bancorp.................................................    3,300      79,406
USF&G Corp.................................................    4,700      76,375
Walgreen Co................................................    3,000     150,375
Wellman, Inc...............................................      600      16,425
Westvaco Corp..............................................    1,100      48,675
                                                                     -----------
Total U.S. Equity..........................................            8,901,906
                                                                     -----------
NON-U.S. EQUITIES -- 49.42%
AUSTRALIA -- 3.35%
Amcor Ltd. ................................................    6,000      44,148
ANZ Banking Group..........................................    8,947      31,711
Broken Hill Proprietary....................................   11,550     141,806
BTR Nylex Ltd..............................................   20,000      38,137
Coles Myer Ltd.............................................    9,000      28,135
CRA Ltd....................................................    7,500     101,758
Lend Lease.................................................    2,500      31,864
National Australia Bank....................................    8,275      65,229
News Corp..................................................    7,000      39,002
News Corp. Preferred.......................................    3,500      17,293
Pacific Dunlop Ltd.........................................   14,000      29,376
Santos Ltd.................................................    7,500      17,969
Southcorp Holdings.........................................   13,748      27,385
Western Mining Corp........................................    5,000      27,398
Westpac Banking Corp.......................................   14,545      52,480
                                                                     -----------
                                                                         693,691
                                                                     -----------
BELGIUM -- 1.39%
Electrabel.................................................      300      63,358
Fortis AG..................................................      300      31,732
Kredietbank................................................      175      41,387
Petrofina..................................................      150      45,278
Petrofina Warrants (b).....................................       10         139
Solvay.....................................................       60      33,207
Tractebel..................................................      200      72,565
                                                                     -----------
                                                                         287,666
                                                                     -----------

--------------------------------------------------------------------------------

                    BRINSON GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                      MARKET
                                                             SHARES    VALUE
                                                             ------ -----------
CANADA -- 3.02%
Alcan Aluminium Ltd.......................................    1,700 $    51,354
Bank of Montreal..........................................    3,500      73,246
Barrick Gold Corp.........................................    1,300      32,883
Canadian Pacific Ltd......................................    4,700      80,825
Imperial Oil Canada Ltd...................................    1,800      66,822
Norcen Energy.............................................    1,000      13,466
Northern Telecom Ltd......................................      800      28,971
Nova Corporation of Alberta...............................    2,600      22,001
Oshawa Group Ltd. "A".....................................    1,400      21,655
Royal Bank of Canada......................................    2,800      62,673
Seagram Co Ltd............................................    2,400      82,545
Thomson Corp..............................................    3,900      53,228
TransCanada Pipeline......................................    2,600      34,776
                                                                    -----------
                                                                        624,445
                                                                    -----------
FRANCE -- 3.33%
Alcatel Alsthom...........................................      411      37,035
Banque Nat'l de Paris.....................................      800      38,618
Cie Bancaire..............................................      280      33,502
Cie de Saint Gobain.......................................      370      44,728
Cie de Suez...............................................      700      38,974
Credit Local de France....................................      413      38,340
GAN.......................................................      300       9,525
Generale des Eaux.........................................      612      68,175
Groupe de la Cite.........................................      200      35,482
LVMH......................................................      330      59,431
Michelin Class B (b)......................................      500      22,166
Pechiney Cert D'Invest....................................      400      23,079
Peuegot SA (b)............................................      250      34,709
Sanofi....................................................      600      33,234
Societe Generale..........................................      732      85,620
Total Co. "B".............................................    1,100      66,261
UAP.......................................................      800      20,992
                                                                    -----------
                                                                        689,871
                                                                    -----------
GERMANY -- 2.97%
Allianz...................................................       38      68,060
Allianz Rights............................................       38       2,883
BASF AG...................................................      140      29,859
Bayer.....................................................      140      34,765
Bayer Motoren Worken......................................       60      32,902
Bayer Vereinsbank.........................................       90      27,245
Commerzbank...............................................      130      31,136
Daimler-Benz..............................................       50      22,993
Deutsche Bank.............................................    1,900      92,385
Hoechst...................................................      140      30,193
Kaufhof Holdings..........................................      115      41,294
Mannesmann................................................      100      30,525
Munchener Ruck............................................       23      50,351
Munchener Ruck Warrants '98 (b)...........................        3         395
Preussag..................................................      110      32,902
Schering..................................................      250      17,466
Veba......................................................      180      70,616
                                                                    -----------
                                                                        615,970
                                                                    -----------


                                                                      MARKET
                                                             SHARES    VALUE
                                                             ------ -----------
HONG KONG -- 1.13%
China Light & Power.......................................   12,000 $    61,725
Hang Seng Bank............................................    2,000      15,251
Hong Kong Land Holdings...................................    6,000      10,920
Hutchison Whampoa.........................................   15,000      72,504
Jardine Matheson..........................................    1,000       7,350
Swire Pacific "A".........................................    6,000      45,751
Wharf Holdings............................................    6,000      19,580
                                                                    -----------
                                                                        233,081
                                                                    -----------
ITALY -- 1.09%
Assic Generali............................................    2,200      51,674
Fiat Spa Priv (b).........................................   14,000      30,446
Instituto Mobilaire Italiano..............................    6,000      36,689
Italgas...................................................    6,000      15,578
La Rinascente Savings.....................................    6,000      15,687
Mediobanca................................................    1,000       7,260
Montedison (b)............................................   20,000      14,307
Sai Di Risp...............................................    2,000       8,540
Telecom Italia Savings....................................   21,000      44,387
                                                                    -----------
                                                                        224,568
                                                                    -----------
JAPAN -- 17.19%
Amada.....................................................   10,000      85,405
Asahi Glass Co. ..........................................    7,000      77,182
Bank of Tokyo.............................................    4,000      64,083
Canon, Inc. ..............................................    5,000      81,282
Canon Sales...............................................    2,000      55,366
Citizen Watch Co. ........................................    5,000      30,922
Dai Nippon Printing.......................................    8,000     127,224
Daikin Kogyo Co. .........................................    3,000      24,101
Daiwa Bank................................................    4,000      36,046
Daiwa House Industries....................................    4,000      61,256
Fanuc Co. ................................................    1,400      60,361
Fujitsu...................................................    9,000      89,587
Hitachi Ltd. .............................................   17,000     169,219
Honda Motor Co. ..........................................    3,000      45,942
Inax......................................................    6,000      57,745
Isetan....................................................    2,000      27,094
Ito Yokado Co. ...........................................    3,000     157,969
Keio Teito Electric Railway ..............................    6,000      35,057
Kinki Nippon Railway .....................................    6,000      52,586
Kuraray Co. Ltd. .........................................    3,000      32,548
Maeda Road Construction...................................    1,000      19,319
Matsushita Electric Industrial............................    9,000     139,946
Mitsubishi Bank...........................................    3,000      64,672
Mitsubishi Paper..........................................    7,000      36,777
NGK Insulators............................................    9,000      81,529
Nichii Co. ...............................................    5,000      54,247
Nintendo..................................................      500      28,684
Nippon Denso Co. .........................................    4,000      72,565
Nippon Meat Packers.......................................    3,000      43,821
Nippon Steel Corp. .......................................    5,000      16,256
Orix Corp. ...............................................    1,000      33,220
Osaka Gas Corp. ..........................................   36,000     132,737

--------------------------------------------------------------------------------

                    BRINSON GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                      MARKET
JAPAN (CONTINUED)                                            SHARES    VALUE
                                                             ------ -----------
Pioneer Electronic........................................    3,000 $    50,889
Sankyo Co. ...............................................    4,400     102,109
Secom Co. ................................................    1,000      62,787
Seino Transport...........................................    2,000      33,690
Sekisui House.............................................   12,000     148,427
Sony Corp. ...............................................    2,100     100,683
Suisan Kaisah ............................................    1,000      10,095
Sumitomo Bank ............................................    6,000     103,899
Sumitomo Electric Industries..............................    6,000      71,386
Takeda Chemical Industries................................    7,000      92,355
TDK Corp. ................................................    2,000      90,941
Tokio Marine & Fire ......................................    5,000      57,251
Tokyo Electric Power .....................................    2,100      64,318
Tokyo Steel Mfg. .........................................    5,000      85,405
Tonen Corp. ..............................................    3,000      46,649
Toray Industries, Inc. ...................................   20,000     124,161
Toshiba Corp. ............................................   19,000     120,191
Toyota Motor Corp. .......................................    5,000      98,951
                                                                    -----------
                                                                      3,558,935
                                                                    -----------
MALAYSIA -- 0.28 %
Genting...................................................    1,000       9,886
Hume Industries...........................................    1,000       5,456
Kuala Lumpur Kepong.......................................    1,000       3,179
Malayan Bank..............................................    2,000      15,833
Sime Darby................................................    4,000      11,157
Telekom Malaysia..........................................    1,000       7,588
Tenaga Nasional...........................................    1,000       4,081
                                                                    -----------
                                                                         57,180
                                                                    -----------
NETHERLANDS -- 2.99%
ABN-AMRO Holdings.........................................    2,104      81,148
ABN-AMRO Holdings Coupon..................................    2,104       2,348
D.S.M.....................................................      350      30,135
Elsevier..................................................    3,500      41,309
Internationale Nederlanden Grp............................    1,845     101,978
Internationale Nederlanden Grp Coupon.....................    1,845       2,582
Philips Electronics.......................................      600      25,385
Royal Dutch Petroleum.....................................      800      97,620
Royal Dutch Petroleum ADS (a).............................    1,200     146,250
Unilever..................................................      700      91,016
                                                                    -----------
                                                                        619,771
                                                                    -----------
NEW ZEALAND -- 1.28%
Brierley Investment.......................................   51,000      38,512
Carter Holt Harvey........................................   37,500      91,720
Fletcher Challenge Ltd....................................   24,000      67,362
New Zealand Telecom ADS...................................    1,100      66,688
                                                                    -----------
                                                                        264,282
                                                                    -----------
SPAIN -- 1.02%
Banco Bilbao-Vizcaya......................................      800      23,090
Banco Popular.............................................      100      14,865
Banco Santander...........................................      600      23,660
Empresa Nac Electric......................................      450      22,223

                                                                      MARKET
                                                             SHARES    VALUE
                                                             ------ -----------
Iberorola SA Ord..........................................    5,100 $    38,411
Sevillana De Electric.....................................    3,000      18,457
Telefonica De Espana......................................    4,500      57,974
Viscofan..................................................      900      13,304
                                                                    -----------
                                                                        211,984
                                                                    -----------
SWITZERLAND -- 1.78%
BBC Brown Boverie (Br)....................................       25      25,868
Ciba Geigy (Reg.).........................................       50      36,632
CS Holdings...............................................      800      73,264
Nestle (Reg.).............................................      100     104,080
Roche Holdings Gen........................................       15      96,614
Zurich Insurance..........................................       25      31,402
                                                                    -----------
                                                                        367,860
                                                                    -----------
UNITED KINGDOM -- 8.60%
Bass......................................................    5,100      48,809
BAT Industries............................................    7,000      53,572
BET.......................................................   10,000      19,570
British Gas...............................................   22,500     103,640
British Petroleum.........................................   12,852      92,121
British Telecommunications................................   22,000     137,216
Charter Group.............................................    3,750      54,177
Coats Viyella.............................................   13,000      38,472
FKI.......................................................    9,500      24,033
FKI Rights................................................    2,375       1,266
General Electric PLC......................................   22,000     107,462
Glaxo Holdings............................................    6,500      79,789
Grand Metropolitan........................................   14,000      85,871
Guinness..................................................    8,500      63,969
Hanson....................................................    8,000      28,003
Hillsdown Holdings........................................   16,000      45,823
House of Fraser...........................................   20,000      40,414
Legal and General.........................................    4,500      38,091
Lloyds Abbey Life.........................................    7,000      43,548
Lloyds Bank...............................................   14,600     144,955
Lucas Industries..........................................    5,500      16,496
Marks & Spencer...........................................    5,000      32,180
Mirror Group..............................................   10,000      21,162
National Power............................................    3,000      21,265
National Westminster Bank.................................    5,000      43,437
Ocean Group...............................................    7,000      34,638
P & O.....................................................    2,000      18,425
Reckitt & Colman..........................................    3,500      36,921
Redland...................................................    2,500      16,388
Rolls Royce...............................................   12,000      33,318
Sears PLC.................................................   20,000      31,663
SmithKline Beecham Units..................................    8,000      71,026
Tesco.....................................................   20,000      92,283
Thames Water..............................................    4,000      30,294
W.H. Smith Group A........................................    6,000      31,313
                                                                    -----------
                                                                      1,781,610
                                                                    -----------
Total Non-U.S. Equities...................................           10,230,914
                                                                    -----------
Total Equities
 (Cost $18,277,315).......................................           19,132,820
                                                                    -----------

--------------------------------------------------------------------------------

                    BRINSON GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                            FACE       MARKET
                                                            AMOUNT      VALUE
                                                         ----------- -----------
Short-Term Investments -- 2.30%
U.S. GOVERNMENT OBLIGATIONS -- 1.18%
U.S. Treasury Bills 5.710%, due 11/16/95................ $   250,000 $   244,815
                                                                     -----------
COMMERCIAL PAPER -- 1.12%
Texas Utilities Electric Co.
 6.500%, due 07/03/95...................................     233,000     232,916
                                                                     -----------
Total Short-Term Investments
 (Cost $477,530)........................................                 477,731
                                                                     -----------
Total Investments
 (Cost $18,754,845) -- 94.71% (c).......................              19,610,551
                                                                     -----------
Cash and other assets, less liabilities -- 5.29%........               1,095,014
                                                                     -----------
Net Assets -- 100%......................................             $20,705,565
                                                                     ===========

See accompanying notes to schedules of investments.




--------------------------------------------------------------------------------
28

                    BRINSON GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a)Denominated in U.S. dollars
(b)Non-income producing security
(c)Aggregate cost for federal income tax purposes was $18,754,845; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................. $1,785,640
      Gross unrealized depreciation.................................   (929,934)
                                                                     ----------
          Net unrealized appreciation............................... $  855,706
                                                                     ==========

FORWARD FOREIGN CURRENCY CONTRACTS (NOTE 4)

The Brinson Global Equity Fund had the following open forward foreign currency contracts as of June 30, 1995:

                               SETTLEMENT    LOCAL     CURRENT   UNREALIZED
                                  DATE     CURRENCY     VALUE    GAIN/(LOSS)
                               ---------- ----------- ---------- ----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollar...............  12/01/95    4,000,000 $2,901,334  $ (5,432)
Italian Lira..................  12/01/95  650,000,000    387,090        31
Swedish Krone.................  12/01/95    3,000,000    406,174    (1,545)
FORWARD FOREIGN CURRENCY SALE CONTRACTS
Belgian Franc.................  12/01/95    8,000,000    282,448    (7,818)
British Pound.................  12/01/95      420,000    661,202     9,475
Dutch Guilder.................  12/01/95      950,000    616,682    (9,614)
French Franc..................  12/01/95    3,400,000    698,348   (22,574)
German Mark...................  12/01/95      800,000    581,271    (7,918)
Japanese Yen..................  12/01/95  290,000,000  3,485,757      (599)
Swiss Franc...................  12/01/95      400,000    351,141    (3,224)
                                                                  --------
    Total.....................                                    $(49,218)
                                                                  ========

FUTURES CONTRACTS (NOTE 5)

INDEX FUTURES CONTRACTS:
The Brinson Global Equity Fund had the following open index futures contracts as of June 30, 1995:

                                               SETTLEMENT  CURRENT   UNREALIZED
                                                  DATE      VALUE       LOSS
                                               ---------- ---------- ----------
INDEX FUTURES SALES CONTRACTS
Standard & Poor's 500, 8 contracts............ Sept. 1995 $2,188,600  $(26,900)
                                                                      ========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1995 was $244,815.


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    BRINSON GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

ASSETS:
 Investments, at market value (Cost $18,754,845) (Note 1)......... $19,610,551
 Cash.............................................................      15,262
 Foreign currency, at market value (Cost $79,228).................      80,365
 Receivables:
  Investment securities sold......................................     961,722
  Dividends.......................................................      93,041
  Due From Advisor (Note 2).......................................      75,276
  Unrealized appreciation on futures contracts....................       5,178
 Deferred organization costs, net of amortization (Note 1)........       9,758
 Other assets.....................................................       1,438
                                                                   -----------
    TOTAL ASSETS..................................................  20,852,591
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................      30,964
  Net unrealized depreciation forward foreign currency contracts..      49,218
  Investment advisory fees (Note 2)...............................      13,602
  Accrued expenses................................................      53,242
                                                                   -----------
    TOTAL LIABILITIES.............................................     147,026
                                                                   -----------
NET ASSETS:
 Applicable to 2,085,106 shares; par value of $0.001 per share;
  unlimited shares authorized..................................... $20,705,565
                                                                   ===========
 Net asset value, offering price and redemption price per share
  ($20,705,565 / 2,085,106 shares)................................ $      9.93
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $20,875,263
 Accumulated undistributed net investment income..................      59,734
 Accumulated net realized loss on investments and foreign curren-
  cy..............................................................  (1,011,998)
 Net unrealized appreciation on investments and foreign currency..     782,566
                                                                   -----------
    NET ASSETS.................................................... $20,705,565
                                                                   ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30

                    BRINSON GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1995

INVESTMENT INCOME:
 Dividends (net of $33,844 for foreign taxes withheld).............  $  516,668
 Interest..........................................................      48,658
                                                                     ----------
    TOTAL INCOME...................................................     565,326
                                                                     ----------
EXPENSES:
 Advisory fees (Note 2)............................................     163,038
 Accounting fees...................................................      68,248
 Professional fees.................................................      56,633
 Custodian fees....................................................      49,370
 Registration fees.................................................      39,388
 Amortization of organization costs (Note 1).......................       2,785
 Other.............................................................      40,993
                                                                     ----------
    TOTAL EXPENSES.................................................     420,455
    Expenses waived and reimbursed by Advisor (Note 2).............    (216,658)
                                                                     ----------
    NET EXPENSES...................................................     203,797
                                                                     ----------
    NET INVESTMENT INCOME .........................................     361,529
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain (loss) on:
  Investments......................................................     116,399
  Futures contracts................................................    (493,853)
  Foreign currency transactions....................................    (570,048)
                                                                     ----------
    Net realized loss on investments and foreign currency..........    (947,502)
                                                                     ----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency.................................   1,882,834
  Futures contracts................................................    (137,150)
  Forward contracts................................................      31,614
  Translation of other assets and liabilities denominated in for-
   eign currency...................................................       1,504
                                                                     ----------
    Change in net unrealized appreciation or depreciation on in-
     vestments and foreign currency................................   1,778,802
                                                                     ----------
Net realized and unrealized gain on investments and foreign curren-
 cy................................................................     831,300
                                                                     ----------
Net increase in net assets resulting from operations...............  $1,192,829
                                                                     ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    BRINSON GLOBAL EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR
                                                       ENDED         PERIOD
                                                     JUNE 30,        ENDED
                                                       1995      JUNE 30, 1994*
                                                    -----------  --------------
OPERATIONS:
 Net investment income............................. $   361,529   $   161,189
 Net realized loss on investments and foreign cur-
  rency............................................    (947,502)     (169,840)
 Change in net unrealized appreciation or deprecia-
  tion on investments and foreign currency.........   1,778,802      (996,236)
                                                    -----------   -----------
 Net increase (decrease) in net assets resulting
  from operations..................................   1,192,829    (1,004,887)
                                                    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income..........     (72,633)      (86,612)
 Distributions in excess of net realized gain......    (198,395)          --
                                                    -----------   -----------
 Total distributions to shareholders...............    (271,028)      (86,612)
                                                    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................     133,064    21,797,084
 Shares issued on reinvestment of distributions....     271,028        86,613
 Shares redeemed...................................  (1,262,526)     (200,000)
                                                    -----------   -----------
 Net increase (decrease) in net assets resulting
  from capital share
  transactions (a).................................    (858,434)   21,683,697
                                                    -----------   -----------
    TOTAL INCREASE IN NET ASSETS...................      63,367    20,592,198
                                                    -----------   -----------
NET ASSETS:
 Beginning of period...............................  20,642,198        50,000
                                                    -----------   -----------
 End of period (including accumulated undistributed
  net investment income of $59,734 and $74,577, re-
  spectively)...................................... $20,705,565   $20,642,198
                                                    ===========   ===========
(a) A summary of capital share transactions fol-
 lows:
                                                      SHARES         SHARES
                                                    -----------  --------------
 Shares sold.......................................      13,700     2,181,168
 Shares issued on reinvestment of distributions....      28,495         9,185
 Shares redeemed...................................    (131,587)      (20,855)
                                                    -----------   -----------
  Net increase (decrease) in shares outstanding....     (89,392)    2,169,498
                                                    ===========   ===========

* The Fund commenced operations on January 28, 1994

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32

                    BRINSON GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                       YEAR          PERIOD
                                                       ENDED         ENDED
                                                   JUNE 30, 1995 JUNE 30, 1994*
                                                   ------------- --------------
Net asset value, beginning of period..............    $  9.49       $ 10.00
                                                      -------       -------
 Income from investment operations:
 Net investment income............................       0.18          0.07
 Net realized and unrealized gain (loss) on in-
  vestments and foreign currency..................       0.39         (0.54)
                                                      -------       -------
    Total gain (loss) from investment operations..       0.57         (0.47)
                                                      -------       -------
Less distributions:
 Distributions from net investment income.........      (0.04)        (0.04)
 Distributions in excess of net realized gain.....      (0.09)          --
                                                      -------       -------
    Total distributions...........................      (0.13)        (0.04)
                                                      -------       -------
Net asset value, end of period....................    $  9.93       $  9.49
                                                      =======       =======
Total return......................................       6.06%        (4.70%)
Ratios/Supplemental data
 Net assets, end of period (in 000s)..............    $20,706       $20,642
 Ratio of expenses to average net assets:
  Before expense reimbursement....................       2.06%         2.65%**
  After expense reimbursement.....................       1.00%         1.00%**
 Ratio of net investment income to average net as-
  sets:
  Before expense reimbursement....................       0.71%         0.24%**
  After expense reimbursement.....................       1.77%         1.89%**
 Portfolio turnover rate..........................         36%           21%

*  The Fund commenced operations on January 28, 1994
** Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                           FACE       MARKET
                                                          AMOUNT       VALUE
                                                        ----------- -----------
Bonds -- 87.39%
U.S. BONDS -- 25.44%
U.S. CORPORATE BONDS -- 6.49%
Chemical Bank
 6.500%, due 01/15/09.................................. $   150,000 $   138,527
Chrysler Auto Receivable
 7.875%, due 07/15/99..................................     105,000     108,198
Chrysler Financial
 8.100%, due 02/03/97..................................     165,000     169,099
Cox Communications
 6.375%, due 06/15/00..................................     225,000     222,763
Farmers Insurance Exchange 144-A
 8.625%. due 05/01/24..................................     250,000     240,105
Ford Credit Auto Lease Trust 95-1A2
 6.350%, due 10/15/98..................................     200,000     200,598
Ford Motor Credit
 6.388%, due 11/03/97..................................     300,000     299,625
GMAC MTN
 5.650%, due 12/15/97..................................     200,000     196,278
Green Tree Acceptance Corp. 94-A
 6.900%, due 02/15/04..................................      44,336      44,421
Green Tree Financial 94-2
 8.300%, due 05/15/19..................................      25,000      26,706
News America Corp.
 7.750%, due 01/20/24..................................     275,000     266,661
Republic Bank of New York Corp. FRN 6.025%, due
 12/29/02..............................................     255,000     243,525
RJR Nabisco, Inc.
 8.625%, due 12/01/02..................................     250,000     257,735
Standard Credit Card 94-1
 4.650%, due 02/07/97..................................     250,000     244,750
The Money Store 94-A3
 5.525%, due 05/15/97..................................     105,000     101,571
Time Warner, Inc.
 9.125%, due 01/15/13..................................     210,000     219,675
USX Corp.
 7.200%, due 02/15/04..................................     280,000     272,105
Woolworth Corporation
 7.000%, due 06/01/00..................................     115,000     114,210
                                                                    -----------
                                                                      3,366,552
                                                                    -----------
INTERNATIONAL DOLLAR BONDS -- .25%
Republic of South Africa
 9.625%, due 12/15/99..................................     125,000     129,688
                                                                    -----------
U.S. GOVERNMENT AGENCIES -- 8.44%
Federal Home Loan Mortgage Corp.
 7.000%, due 04/15/07..................................     174,629     172,913
 7.000%, due 11/15/07..................................     140,000     140,490
 7.000%, due 12/15/07..................................     150,000     150,540
 8.500%, due 07/15/21..................................      97,538     102,728
Federal Home Loan Mortgage Corp. Gold
 9.000%, due 05/01/24..................................     446,669     468,869
 8.500%, due 08/01/24..................................     244,194     251,824
Federal National Mortgage Association
 6.240%, due 01/28/04..................................      75,000      71,411

                                                            FACE       MARKET
                                                           AMOUNT       VALUE
                                                         ----------- -----------
 7.400%, due 07/01/04...............................     $   305,000 $   324,327
 6.500%, due 02/25/19...............................         390,000     385,215
 9.000%, due 08/01/21...............................          44,628      46,939
 8.500%, due 07/01/22...............................          30,925      32,165
 6.500%, due 02/01/24...............................         280,000     269,150
 8.000%, due 06/01/24...............................         320,000     325,899
 7.000%, due 05/01/25...............................         275,000     269,973
 8.500%, due 05/02/25...............................         113,003     116,533
Government National Mortgage
 Association
 9.000%, due 12/15/17...............................         310,386     325,903
 7.000%, due 05/15/24...............................          90,000      88,509
 8.500%, due 04/15/25...............................         505,000     524,093
 6.000%, due 05/15/25...............................         250,000     250,625
Tennessee Valley Authority
 6.875%, due 12/15/43...............................          65,000      59,654
                                                                     -----------
                                                                       4,377,760
                                                                     -----------
U.S GOVERNMENT OBLIGATIONS -- 10.26%
U.S. Treasury Bonds
 8.125%, due 05/15/21...............................         585,000     684,267
U.S. Treasury Coupon Strips
 0.000%, due 11/15/19...............................       1,600,000     297,136
U.S. Treasury Notes
 6.125%, due 07/31/96...............................       1,000,000   1,003,437
U.S. Treasury Notes
 7.875%, due 04/15/98...............................         365,000     383,364
U.S. Treasury Notes
 8.875%, due 02/15/99...............................         150,000     164,390
U.S. Treasury Notes
 5.875%, due 03/31/99...............................         380,000     379,169
U.S. Treasury Notes
 6.875%, due 08/31/99...............................       1,400,000   1,445,062
U.S. Treasury Notes
 7.250%, due 05/15/04...............................         900,000     960,468
                                                                     -----------
                                                                       5,317,293
                                                                     -----------
Total U.S. Bonds....................................                  13,191,293
                                                                     -----------
NON-U.S. BONDS -- 61.95%
AUSTRALIA -- 2.65%
Government of Australia
 12.000%, due 11/15/01..............................  AUD    220,000     179,585
 9.500%, due 08/15/03...............................       1,650,000   1,196,534
                                                                     -----------
                                                                       1,376,119
                                                                     -----------
BELGIUM -- 2.66%
Kingdom of Belgium
 8.750%, due 06/25/02............................... BEF  23,000,000     876,763
 9.000%, due 03/28/03...............................      13,000,000     501,272
                                                                     -----------
                                                                       1,378,035
                                                                     -----------
DENMARK -- 5.83%
Kingdom of Denmark
 9.000%, due 11/15/00............................... DKR   7,000,000   1,345,072
Great Belt
 7.000%, due 09/02/03...............................       9,900,000   1,677,221
                                                                     -----------
                                                                       3,022,293
                                                                     -----------

--------------------------------------------------------------------------------

                    BRINSON GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                          FACE        MARKET
                                                         AMOUNT       VALUE
                                                       ----------- ------------
FRANCE -- 6.33%
Eurofima
 8.625%, due 09/01/99............................ FRF    5,100,000 $  1,107,323
Government of France (OAT)
 9.500%, due 06/25/98............................        1,200,000      265,374
 8.250%, due 02/27/04............................          600,000      129,184
 8.500%, due 12/26/12............................        4,300,000      930,166
 8.500%, due 04/25/23............................        2,400,000      512,231
KFW International Finance
 7.750%, due 02/17/98............................        1,600,000      336,875
                                                                   ------------
                                                                      3,281,153
                                                                   ------------
GERMANY -- 9.80%
Bundesrepublik Deutscheland
 8.375%, due 05/21/01............................  DEM     650,000      507,799
 8.000%, due 07/22/02............................          700,000      536,898
 6.250%, due 01/04/24............................          700,000      428,365
Deutsche Bundesbahn
 9.000%, due 12/01/00............................          900,000      721,118
 6.125%, due 10/28/03............................        1,500,000    1,012,752
European Economic Community
 6.500%, due 03/10/00............................          750,000      546,745
Kingdom of Norway
 6.125%, due 05/05/98............................        1,040,000      761,535
LKB Baden-Wurt Finance
 6.500%, due 09/15/08............................          850,000      568,059
                                                                   ------------
                                                                      5,083,271
                                                                   ------------
ITALY -- 5.76%
Deutschebank
 11.750%, due 02/23/98........................... ITL1,500,000,000      930,061
European Investment Bank
 12.750%, due 02/15/00...........................      580,000,000      370,695
Nordic Investment Bank
 10.800%, due 05/24/03...........................      600,000,000      349,574
Republic of Italy BTP
 9.000%, due 10/01/96............................      500,000,000      297,986
 8.500%, due 01/01/99............................      600,000,000      330,717
 8.500%, due 01/01/04............................    1,450,000,000      710,832
                                                                   ------------
                                                                      2,989,865
                                                                   ------------
JAPAN -- 8.16%
Government of Japan No.130
 6.700%, due 06/20/00............................ JPY  110,000,000    1,572,576
Government of Japan No.140
 6.600%, due 06/20/01............................       24,000,000      347,829
Government of Japan No.145
 5.500%, due 03/20/02............................       15,000,000      207,851
International Bank of Reconstruction & Develop-
 ment
 4.750%, due 12/20/04............................      104,000,000    1,420,368
Republic of Italy
 3.500%, due 06/20/01............................       56,000,000      684,003
                                                                   ------------
                                                                      4,232,627
                                                                   ------------

                                                         FACE         MARKET
                                                        AMOUNT        VALUE
                                                      ----------  -------------
NETHERLANDS -- 6.90%
Government of Nederlands
 6.500%, due 04/15/03...........................  NLG     750,000 $     473,799
 8.500%, due 06/01/06...........................          900,000       639,374
 8.250%, due 09/15/07...........................        1,220,000       849,790
Rabobank
 6.750%, due 06/25/03...........................        1,350,000       856,756
Republic of Austria
 6.500%, due 05/07/99...........................        1,150,000       760,239
                                                                  -------------
                                                                      3,579,958
                                                                  -------------
SPAIN -- 5.93%
European Investment Bank
 11.250%, due 03/15/00.......................... SPN  185,000,000     1,507,737
Kingdom of Spain
 7.400%, due 07/30/99...........................      140,000,000     1,004,707
 8.000%, due 05/30/04...........................       85,000,000       563,321
                                                                  -------------
                                                                      3,075,765
                                                                  -------------
UNITED KINGDOM -- 7.93%
British Gas PLC
 8.125%, due 03/31/03...........................  GBP     450,000       687,351
UK Treasury
 7.000%, due 11/06/01...........................          450,000       668,332
 8.000%, due 06/10/03...........................          750,000     1,162,739
UK Treasury Index-Linked (a)
 2.500%, due 04/16/20...........................          391,000       864,936
 4.125%, due 07/22/30...........................          400,000       728,918
                                                                  -------------
                                                                      4,112,276
                                                                  -------------
Total Non-U.S. Bonds............................                     32,131,362
                                                                  -------------
Total Bonds (Cost $42,343,595)..................                     45,322,655
                                                                  -------------
Short-Term Investments -- 8.83%
FOREIGN TIME DEPOSITS -- 3.68%
Bankers Trust
Japanese Yen -- 3.68%
 4.50%, due 07/05/95............................ JPY  161,510,385     1,906,880
                                                                  -------------
COMMERCIAL PAPER -- 5.15%
Conagra Australia, Inc.
 6.320%, due 07/03/95...........................   $    1,375,000     1,374,517
Texas Utilities Electric Co.
 6.500%, due 07/03/95...........................        1,300,000     1,299,531
                                                                  -------------
Total Commercial Paper..........................                      2,674,048
                                                                  -------------
Total Short-Term Investments
 (Cost $4,524,401)..............................                      4,580,928
                                                                  -------------
Total Investments
 (Cost $46,867,996) -- 96.22% (b)                                    49,903,583
                                                                  -------------
Cash and other assets,
 less liabilities -- 3.78%......................                      1,958,935
                                                                  -------------
Net Assets -- 100%..............................                   $ 51,862,518
                                                                  =============

See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------
38

                    BRINSON GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a)Linked to Britain's retail price index. Reset semi-annually.
(b)Aggregate cost for federal income tax purposes was $46,867,996; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................. $3,233,019
      Gross unrealized depreciation.................................   (197,432)
                                                                     ----------
          Net unrealized appreciation............................... $3,035,587
                                                                     ==========

FRN: Floating Rate Note--The rate disclosed is that in effect at June 30, 1995.
MTN: Medium Term Note

FORWARD FOREIGN CURRENCY CONTRACTS (NOTE 4)

The Brinson Global Bond Fund had the following open forward foreign currency contracts as of June 30, 1995:

                               SETTLEMENT     LOCAL      CURRENT   UNREALIZED
                                  DATE      CURRENCY      VALUE    GAIN/(LOSS)
                               ---------- ------------- ---------- ----------
FORWARD FOREIGN CURRENCY BUY
 CONTRACTS
Australian Dollar.............  12/01/95      1,600,000 $1,130,433 $ (24,287)
Canadian Dollar...............  12/01/95     10,000,000  7,253,335    (8,829)
Italian Lira..................  12/01/95  1,000,000,000    595,569    19,233
Swedish Krone.................  12/01/95      9,700,000  1,313,297    15,985
FORWARD FOREIGN CURRENCY SALE
 CONTRACTS
Australian Dollar.............  12/01/95      1,600,000  1,130,433     7,647
Belgian Franc.................  12/01/95     38,000,000  1,341,630   (52,139)
British Pound.................  12/01/95      2,170,000  3,416,212   (11,891)
Danish Kroner.................  12/01/95      7,000,000  1,291,103   (50,628)
Dutch Guilder.................  12/01/95      5,500,000  3,570,262  (126,951)
French Franc..................  12/01/95     16,000,000  3,289,366  (163,674)
German Mark...................  12/01/95      7,000,000  5,085,407  (179,324)
Japanese Yen..................  12/01/95    500,000,000  6,009,926  (147,574)
Spanish Peseta................  12/01/95    195,000,000  1,587,686   (16,626)
                                                                   ---------
    Total.....................                                     $(739,058)
                                                                   =========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    BRINSON GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

ASSETS:
 Investments, at market value (Cost $46,867,996) (Note 1)......... $49,903,583
 Cash.............................................................      23,830
 Foreign currency, at market value (Cost $1,073,684)..............   1,076,122
 Receivables:
  Investment securities sold......................................   5,788,908
  Interest........................................................   1,107,213
  Fund shares sold................................................   1,300,000
  Due from Advisor (Note 2).......................................      59,120
 Deferred organization costs, net of amortization (Note 1)........       8,659
 Other assets.....................................................      24,050
                                                                   -----------
    TOTAL ASSETS..................................................  59,291,485
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................   6,602,968
  Net unrealized depreciation on forward foreign currency con-
   tracts.........................................................     739,058
  Investment advisory fees (Note 2)...............................      31,183
  Accrued expenses................................................      55,758
                                                                   -----------
    TOTAL LIABILITIES.............................................   7,428,967
                                                                   -----------
NET ASSETS:
 Applicable to 4,991,549 shares; par value of $0.001 per share;
  unlimited shares authorized..................................... $51,862,518
                                                                   ===========
 Net asset value, offering price and redemption price per share
  ($51,862,518 / 4,991,549 shares)................................ $     10.39
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $49,326,686
 Accumulated undistributed net investment income..................   1,095,344
 Accumulated net realized loss on investments and foreign curren-
  cy..............................................................    (882,418)
 Net unrealized appreciation on investments and foreign currency..   2,322,906
                                                                   -----------
    NET ASSETS.................................................... $51,862,518
                                                                   ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1995

INVESTMENT INCOME:
 Interest.......................................................... $3,058,914
                                                                    ----------
    TOTAL INCOME...................................................  3,058,914
                                                                    ----------
EXPENSES:
 Advisory fees (Note 2)............................................    329,156
 Accounting fees...................................................     79,439
 Professional fees.................................................     60,034
 Custodian fees....................................................     54,952
 Registration fees.................................................     44,378
 Amortization of organization costs (Note 1).......................      2,803
 Other.............................................................     58,165
                                                                    ----------
    TOTAL EXPENSES.................................................    628,927
    Expenses waived by Advisor (Note 2)............................   (233,940)
                                                                    ----------
    NET EXPENSES...................................................    394,987
                                                                    ----------
    NET INVESTMENT INCOME..........................................  2,663,927
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain (loss) on:
  Investments......................................................  1,053,431
  Futures contracts................................................     49,353
  Foreign currency transactions.................................... (1,570,195)
                                                                    ----------
   Net realized loss on investments and foreign currency...........   (467,411)
                                                                    ----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency.................................  3,403,211
  Futures contracts................................................     98,640
  Forward contracts................................................   (619,044)
  Translation of other assets and liabilities denominated in for-
   eign currency...................................................     (3,364)
                                                                    ----------
   Change in net unrealized appreciation or depreciation on invest-
    ments and foreign currency.....................................  2,879,443
                                                                    ----------
 Net realized and unrealized gain on investments and foreign cur-
  rency............................................................  2,412,032
                                                                    ----------
 Net increase in net assets resulting from operations.............. $5,075,959
                                                                    ==========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    BRINSON GLOBAL BOND FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR
                                                       ENDED         PERIOD
                                                     JUNE 30,        ENDED
                                                       1995      JUNE 30, 1994*
                                                    -----------  --------------
OPERATIONS:
 Net investment income............................. $ 2,663,927   $ 1,238,505
 Net realized loss on investments and foreign cur-
  rency............................................    (467,411)     (984,858)
 Change in net unrealized appreciation or deprecia-
  tion on investments and foreign currency.........   2,879,443      (556,537)
                                                    -----------   -----------
 Net increase (decrease) in net assets resulting
  from operations..................................   5,075,959      (302,890)
                                                    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income..........  (1,146,710)     (835,923)
 Distributions in excess of net realized gain......         --       (254,604)
                                                    -----------   -----------
 Total distributions to shareholders...............  (1,146,710)   (1,090,527)
                                                    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  15,734,111    38,643,595
 Shares issued on reinvestment of distributions....     824,053       259,281
 Shares redeemed...................................  (5,474,354)     (710,000)
                                                    -----------   -----------
 Net increase in net assets resulting from capital
  share transactions (a)...........................  11,083,810    38,192,876
                                                    -----------   -----------
    TOTAL INCREASE IN NET ASSETS...................  15,013,059    36,799,459
                                                    -----------   -----------
NET ASSETS:
 Beginning of period...............................  36,849,459        50,000
                                                    -----------   -----------
 End of period (including accumulated undistributed
  net investment income of $1,095,344 and $664,039,
  respectively).................................... $51,862,518   $36,849,459
                                                    ===========   ===========

(a) A summary of capital share transactions follows:
                                                      SHARES         SHARES
                                                    -----------  --------------
 Shares sold.......................................   1,615,817     3,902,459
 Shares issued on reinvestment of distributions....      80,422        25,790
 Shares redeemed...................................    (564,413)      (73,526)
                                                    -----------   -----------
  Net increase in shares outstanding...............   1,131,826     3,854,723
                                                    ===========   ===========

* The Fund commenced operations on July 30, 1993

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                       YEAR          PERIOD
                                                       ENDED         ENDED
                                                   JUNE 30, 1995 JUNE 30, 1994*
                                                   ------------- --------------
Net asset value, beginning of period..............    $  9.55       $ 10.00
                                                      -------       -------
 Income (loss) from investment operations:
 Net investment income ...........................       0.50          0.45
 Net realized and unrealized gain (loss) on in-
  vestments and foreign currency..................       0.58         (0.52)
                                                      -------       -------
    Total income (loss) from investment opera-
     tions........................................       1.08         (0.07)
                                                      -------       -------
 Less distributions:
 Distributions from net investment income.........      (0.24)        (0.28)
 Distributions in excess of net realized gain.....        --          (0.10)
                                                      -------       -------
    Total distributions...........................      (0.24)        (0.38)
                                                      -------       -------
Net asset value, end of period....................    $ 10.39       $  9.55
                                                      =======       =======
Total return......................................      11.34%        (0.79%)
Ratios/Supplemental data
 Net assets, end of period (in 000s)..............    $51,863       $36,849
 Ratio of expenses to average net assets:
  Before expense reimbursement....................       1.43%         1.78%**
  After expense reimbursement.....................       0.90%         0.90%**
 Ratio of net investment income to average net as-
  sets:
  Before expense reimbursement....................       5.53%         4.03%**
  After expense reimbursement.....................       6.06%         4.91%**
 Portfolio turnover rate..........................        199%          189%

 * The Fund commenced operations on July 30, 1993
** Annualized



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of ten series: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Global Income Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund, Brinson U.S. Cash Management Fund, Brinson Non-U.S. Equity Fund and Brinson Non-U.S. Bond Fund. The following is a summary of significant accounting policies consistently followed by the Brinson Global Fund, the Brinson Global Equity Fund and the Brinson Global Bond Fund (each a "Fund" and collectively, the "Funds") in the preparation of their financial statements.

A.INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price, or lacking any sales, at the last available bid price in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Fixed income/debt securities are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of such currencies against the U.S. dollar as of the date of valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, income receipts and expense accruals are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gain or loss on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency in the statement of operations.

C.INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.INVESTMENT INCOME: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E.FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1995, therefore, no federal income tax provision was required. At June 30, 1995, the Brinson Global Equity Fund had a capital loss carryforward of approximately $1,069,000, of which $251,000 will expire on June 30, 2003 and $818,000 will expire on June 30, 2004 and the Brinson Global Bond Fund had a capital loss carryforward of approximately $55,000 which will expire on June 30, 2004.

F.ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations.

G.DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Amounts equal to 13.27% and 100.00% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the Brinson Global Fund and the Brinson Global Equity Fund, respectively.
--------------------------------------------------------------------------------
44

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1995, were as follows:

                                                                FEES
                                 ADVISORY EXPENSE  ADVISORY  WAIVED OR  DUE FROM
                                   FEE      CAP      FEES    REIMBURSED ADVISOR
                                 -------- ------- ---------- ---------- --------
Brinson Global Fund.............   0.80%   1.10%  $2,681,392  $    --   $   --
Brinson Global Equity Fund......   0.80    1.00      163,038   216,658   75,276
Brinson Global Bond Fund........   0.75    0.90      329,156   233,940   59,120

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees were $11,459, $3,229 and $3,789 for the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund, respectively.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1995, excluding short-term investments, were as follows:

                                                                     PROCEEDS
                                                       PURCHASES    FROM SALES
                                                      ------------ ------------
Brinson Global Fund.................................. $760,872,295 $731,189,159
Brinson Global Equity Fund...........................    6,970,730    9,366,502
Brinson Global Bond Fund.............................   86,825,266   80,493,086

4.FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Funds realize a gain or loss upon settlement of the contracts. The statement of operations reflects realized and unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at June 30, 1995 was the Funds' custodian.

5.FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) based on the number of open contracts. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects realized and unrealized gains and losses on these contracts. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

6.SUBSEQUENT EVENTS
The Trust's Board of Trustees has approved the authorization of a second class of shares, the "SwissKey Fund Shares," in addition to the existing class of shares, the "Brinson Fund Shares." The new class pays a distribution services fee and is offered only to customers of Swiss Bank Corporation, the ultimate parent of the Advisor.

As of July 28, 1995 the Trust renamed the ten series it currently offers as follows: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund.

The Trust also entered into an Agreement and Plan of Reorganization dated June 16, 1995 (the "Plan of Reorganization"), with SwissKey Funds. As of July 28, 1995, and pursuant to the Plan of Reorganization, the Trust acquired all of the net assets of the SBC World Growth Fund of the SwissKey Funds in exchange solely for the SwissKey Fund shares of the Trust's Global Equity Fund. The SwissKey Fund shares were then distributed to shareholders of the SBC World Growth Fund according to their respective interests, and the SBC World Growth Fund was dissolved.
--------------------------------------------------------------------------------
46

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
 Brinson Global Fund
 Brinson Global Equity Fund
 Brinson Global Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brinson Global Fund, Brinson Global Equity Fund, and Brinson Global Bond Fund as of June 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the year ended June 30, 1994 for Brinson Global Fund, for the period January 28, 1994 (commencement of operations) to June 30, 1994 for Brinson Global Equity Fund and for the period July 30, 1993 (commencement of operations) to June 30, 1994 for Brinson Global Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period August 31, 1992 (commencement of operations) to June 30, 1993 for the Brinson Global Fund were audited by other auditors whose report dated August 19, 1993 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund at June 30, 1995, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the year ended June 30, 1994 for Brinson Global Fund, for the period January 28, 1994 to June 30, 1994 for Brinson Global Equity Fund and for the period July 30, 1993 to June 30, 1994 for Brinson Global Bond Fund, in conformity with generally accepted accounting principles.

                                                     [LOGO OF ERNST & YOUNG LLP]

Chicago, Illinois
August 4, 1995
--------------------------------------------------------------------------------

                    SPECIAL MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------
SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders was held on February 17, 1995 in connection with the combination of Brinson Holdings, Inc., the direct parent of the Advisor, and Swiss Bank Corporation. At the Meeting, shareholders voted (i) to elect Messrs. Frank K. Reilly, Walter E. Auch (both of whom were incumbents) and Edward M. Roob (who was newly elected) as Trustees; (ii) to approve new investment advisory agreements between the Advisor and the Trust on behalf of the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund, with substantially the same terms as the previously approved investment advisory agreements; and (iii) to ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending June 30, 1995.

The results of all matters voted on by shareholders at the Special Meeting held on February 17, 1995 were as follows:

A.ELECTION OF TRUSTEES:

                                                                       WITHHOLD
                                                               FOR     AUTHORITY
                                                            ---------- ---------
      Frank K. Reilly
       Brinson Global Fund................................. 24,696,341  14,717
       Brinson Global Equity Fund..........................  2,114,671     -0-
       Brinson Global Bond Fund............................  3,754,236     -0-
      Walter E. Auch
       Brinson Global Fund................................. 24,687,614  23,444
       Brinson Global Equity Fund..........................  2,114,671     -0-
       Brinson Global Bond Fund............................  3,754,236     -0-
      Edward M. Roob
       Brinson Global Fund................................. 24,696,341  14,717
       Brinson Global Equity Fund..........................  2,114,671     -0-
       Brinson Global Bond Fund............................  3,754,236     -0-

B.APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN BRINSON PARTNERS, INC.
    AND THE TRUST ON BEHALF OF EACH FUND:

                                                         FOR     AGAINST ABSTAIN
                                                      ---------- ------- -------
      Brinson Global Fund............................ 24,692,033  2,135  16,890
      Brinson Global Equity Fund.....................  2,114,671    -0-     -0-
      Brinson Global Bond Fund.......................  3,754,236    -0-     -0-

C.RATIFICATION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1995:

                                                         FOR     AGAINST ABSTAIN
                                                      ---------- ------- -------
      Brinson Global Fund............................ 24,688,545  2,135  20,378
      Brinson Global Equity Fund.....................  2,114,671    -0-     -0-
      Brinson Global Bond Fund.......................  3,754,236    -0-      0-

--------------------------------------------------------------------------------
48

                    BRINSON U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                            SHARES  MARKET VALUE
                                                            ------- ------------
U.S. EQUITIES -- 41.16%
Aetna Life & Casualty Co...................................  13,800 $    867,675
Air & Water Technologies Corp. (a).........................  11,000       66,000
Allergan, Inc..............................................  36,300      984,638
Alza Corp. (a).............................................  28,800      673,200
American Mobile Satellite (a)..............................   4,500      118,125
AON Corp...................................................  44,200    1,646,450
AST Research Corp. (a).....................................  17,700      274,350
Automatic Data Processing, Inc.............................  20,800    1,307,800
Ball Corp..................................................   7,100      247,612
Bard (C.R.), Inc...........................................  22,000      660,000
Beckman Instruments, Inc...................................  14,300      398,612
Biogen, Inc. (a)...........................................   3,300      146,850
Birmingham Steel...........................................  14,400      266,400
Boeing, Inc................................................  19,400    1,214,925
Burlington Northern, Inc...................................  33,500    2,123,063
Campbell Soup Co...........................................  11,100      543,900
Centerior Energy Co........................................  25,500      245,437
Chubb Corp.................................................   3,200      256,400
CIGNA Corp.................................................  26,700    2,072,588
Citicorp...................................................  60,600    3,507,225
CMS Energy Corp............................................  33,700      829,862
Coca-Cola Enterprises, Inc.................................  56,300    1,231,562
Comerica, Inc..............................................   9,800      314,825
Computer Sciences Corp. (a)................................   4,800      273,000
Cooper Industries, Inc.....................................  39,600    1,564,200
Enron Corp.................................................  18,300      642,788
Entergy Corp...............................................  39,100      943,288
Federated Department Stores (a)............................  25,500      656,625
FHP International Corp. (a)................................   9,600      220,800
First Financial Management Corp............................  19,200    1,641,600
Ford Motor Co. (Del.)......................................  31,100      925,225
Forest Laboratories, Inc. (a)..............................  21,800      967,375
Genzyme Corp. (a)..........................................   4,700      188,000
Goodyear Tire and Rubber...................................  25,800    1,064,250
Grand Metro................................................  50,000    1,387,500
Harnischfeger Industries, Inc..............................   5,000      173,125
Hillenbrand Industries, Inc................................   9,200      286,350
Honeywell, Inc.............................................  62,700    2,703,938
Illinova Corp. ............................................  19,800      502,425
Inland Steel...............................................  21,100      643,550
Interpublic Group of Companies.............................  14,200      532,500
Kimberly-Clark Corp........................................  26,700    1,598,662
Kroger Co. (a).............................................  20,500      550,937
Liz Claiborne..............................................   8,300      176,375
Lockheed Martin Corp.......................................  45,500    2,872,187
LTV Corp...................................................  20,900      305,662
Lyondell Petrochemical Co..................................  34,700      889,188
Magna Group, Inc...........................................   7,100      156,200
Manor Care, Inc............................................  19,500      567,938
Mattel, Inc................................................  45,100    1,172,600
Melville Corp..............................................  36,300    1,243,275
National Semiconductor Corp. (a)...........................  22,400      621,600
Nextel Communications, Inc. (a)............................  19,500      275,437
Occidental Petroleum Corp..................................   3,200       73,200

                                                            SHARES  MARKET VALUE
                                                            ------- ------------
Old Republic International Corp............................  13,700 $    357,912
Owens Illinois, Inc. (a)...................................  40,500      526,500
Pentair, Inc...............................................   6,600      287,100
Pfizer, Inc................................................  16,800    1,551,900
Philip Morris Companies, Inc...............................  10,500      780,937
Raychem Corp...............................................  12,700      487,363
RJR Nabisco Convertible Preferred "C"...................... 115,700      708,663
RJR Nabisco Holdings Corp..................................  34,940      973,953
Schering Plough Corp.......................................  54,800    2,418,050
Schlumberger Ltd...........................................  21,900    1,360,537
Seagate Technology (a).....................................  19,400      761,450
Sprint Corp................................................  52,200    1,755,225
State Street Boston Corp...................................  14,500      534,688
Stone Container Corp. (a)..................................  10,400      221,000
Tenneco, Inc...............................................  23,000    1,058,000
Timken Co..................................................  14,900      687,263
TJX Cos....................................................  19,300      255,725
Tosco Corp.................................................   6,400      204,000
Transamerica Corp..........................................  20,400    1,188,300
Ultramar Corp..............................................  10,600      267,650
U.S. Bancorp...............................................  24,200      582,313
USF&G Corp.................................................  34,600      562,250
Walgreen Co................................................  21,800    1,092,725
Wellman, Inc...............................................   4,500      123,187
Westvaco Corp..............................................   8,200      362,850
                                                                    ------------
Total U.S. Equities (Cost $60,128,086).....................           64,926,840
                                                                    ------------

                                                            FACE
                                                           AMOUNT   MARKET VALUE
                                                         ---------- ------------
BONDS -- 51.05%
U.S. CORPORATE BONDS -- 14.21%
Beneficial Home Equity 95-1A FRN
 6.280%, due 03/28/25................................... $  605,637 $    605,736
Chrysler Financial Corp.
 8.100%, due 02/03/97...................................  1,000,000    1,024,840
Dean Witter & Co. FRN
 6.245%, due 03/21/97...................................  1,250,000    1,248,438
First of America FRN 95-1A
 6.187%, due 02/15/02...................................  1,500,000    1,500,000
Ford Motor Credit Corp.
 6.450%, due 11/03/97 FRN...............................  1,500,000    1,498,125
 5.370%, due 09/08/98...................................    945,000      914,599
General Motors Acceptance Corp. MTN
 8.250%, due 01/23/98...................................  1,000,000    1,040,930
Grace W.R. & Co.
 8.000%, due 08/15/04...................................  1,150,000    1,218,695
Household Affinity FRN
 6.232%, due 03/15/99...................................  1,500,000    1,501,395
MBNA Master Trust FRN
 6.212%, due 03/15/01...................................  1,500,000    1,501,740
Midland Bank PLC
 7.650%, due 05/01/25...................................  1,000,000    1,065,042
Nationwide CSN Trust FRN
 9.875%, due 02/15/25...................................  1,000,000    1,125,000
News America Corp.
 7.750%, due 01/20/24...................................  1,000,000      969,676

--------------------------------------------------------------------------------

                    BRINSON U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                        FACE AMOUNT MARKET VALUE
                                                        ----------- ------------
U.S. CORPORATE BONDS (CONTINUED)
Republic Bank of New York FRN
 6.025%, due 12/29/02.................................. $ 1,065,000 $  1,017,075
RJR Nabisco Inc.
 8.625%, due 12/01/02..................................   1,500,000    1,546,413
Signet Credit Card 1993-4A FRN
 6.312%, due 05/15/02..................................   1,500,000    1,506,450
Time Warner Inc.
 9.125%, due 01/15/13..................................   1,000,000    1,046,072
Woolworth Corp
 7.000%, due 06/01/00..................................   2,100,000    2,085,573
                                                                    ------------
                                                                      22,415,799
                                                                    ------------
INTERNATIONAL DOLLAR BONDS -- 0.49%
Hong Kong Shanghai Perpetual FRN
 6.375%, due 07/30/49..................................   1,000,000      773,750
                                                                    ------------
U.S. GOVERNMENT AGENCIES -- 13.35%
Federal Home Loan Mortgage Association
 9.250%, due 07/15/21..................................   2,210,204    2,360,012
 8.500%, due 04/15/24..................................   1,130,000    1,205,156
Federal Home Loan Mortgage Corp. Gold
 6.000%, due 09/01/09..................................     482,079      468,590
 9.500%, due 10/01/16..................................     359,615      380,325
Federal National Mortgage Association
 6.500%, due 02/25/19..................................   1,500,000    1,481,595
 6.310%, due 01/01/23..................................   1,810,000    1,823,575
 6.500%, due 02/01/24..................................   2,500,000    2,403,125
 8.000%, due 06/01/24..................................     379,784      386,784
 8.000%, due 07/01/24..................................      25,060       25,522
 8.000%, due 08/01/24..................................      62,289       63,437
 8.000%, due 11/01/24..................................      26,978       27,476
 8.000%, due 03/01/25..................................     276,579      281,677
 8.000%, due 04/01/25..................................   1,049,179    1,068,520
 8.000%, due 05/01/25..................................   2,097,049    2,135,704
 8.000%, due 06/01/25..................................   1,840,585    1,873,946
Government National Mortgage Association
 11.000%, due 09/15/15.................................     482,554      535,635
 9.000%, due 12/15/17..................................     539,593      566,570
 7.000%, due 06/15/23..................................     467,535      459,792
 7.000%, due 07/15/23..................................     507,189      498,788
 7.000%, due 09/15/23..................................     108,177      106,385
 9.000%, due 07/15/24..................................     244,840      257,081
 8.500%, due 11/15/24..................................     271,825      282,102
 8.500%, due 01/15/25..................................     605,330      628,217
 9.000%, due 05/15/25..................................     731,180      767,735
Refcorp Principal Strip
 0.000%, due 10/15/20..................................   5,585,000      954,655
                                                                    ------------
                                                                      21,042,404
                                                                    ------------

                                                     FACE AMOUNT MARKET VALUE
                                                     ----------- ------------
U.S. GOVERNMENT OBLIGATIONS -- 23.00%
U.S. Treasury Coupon Strips
 0.000%, due 05/15/04..............................  $22,670,000 $ 13,001,018
 0.000%, due 05/15/18..............................    1,420,000      292,506
U.S. Treasury Notes and Bonds
 6.125%, due 07/31/96..............................    5,000,000    5,017,185
 5.875%, due 03/31/99..............................    2,600,000    2,594,314
 7.125%, due 02/29/00..............................    7,930,000    8,284,368
 7.250%, due 05/15/04..............................    4,970,000    5,303,919
 8.125%, due 05/15/21..............................    1,525,000    1,783,773
                                                                 ------------
                                                                   36,277,083
                                                                 ------------
Total U.S. Bonds (Cost $77,649,111)................                80,509,036
                                                                 ------------
SHORT-TERM INVESTMENTS -- 12.92%
U.S. CORPORATE BOND -- 0.96%
Associates Corp.
 9.000%, due 12/15/95..............................    1,500,000    1,518,945
                                                                 ------------
COMMERCIAL PAPER -- 11.96%
Capital Access Trust, Inc. (Caterpillar)
 6.150%, due 07/05/95..............................    1,500,000    1,498,975
Conagra Australia, Inc.
 6.320%, due 07/03/95..............................    2,141,000    2,140,248
 6.050%, due 07/12/95..............................    1,000,000      998,152
Columbia/HCA Healthcare
 6.100%, due 07/11/95..............................    2,000,000    1,996,611
Crown Cork & Seal Co, Inc.
 6.120%, due 07/05/95..............................    2,000,000    1,998,640
Ingersoll-Rand
 6.130%, due 07/11/95..............................    1,500,000    1,497,446
Maytag Corp.
 6.200%, due 07/03/95..............................    2,000,000    1,999,311
Sunstrand Corp.
 6.400%, due 07/03/95..............................    3,734,000    3,732,672
Union Oil Company of California
 6.110%, due 07/19/95..............................    3,000,000    2,990,835
                                                                 ------------
Total Commercial Paper.............................                18,852,890
                                                                 ------------
Total Short-Term Investments
 (Cost $20,370,665)................................                20,371,835
                                                                 ------------
Total Investments (Cost $158,147,862) -- 105.13%
 (b) ..............................................               165,807,711
                                                                 ------------
Liabilities, less cash and other assets --(5.13%) .                (8,083,883)
                                                                 ------------
Net Assets -- 100%.................................              $157,723,828
                                                                 ============

See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
10

                    BRINSON U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a)Non-income producing security

(b)Aggregate cost for federal income tax purposes was $158,147,862; net unrealized appreciation consisted of:

        Gross unrealized appreciation..............................  $8,037,918
        Gross unrealized depreciation..............................    (378,069)
                                                                     ----------
         Net unrealized appreciation...............................  $7,659,849
                                                                     ==========

  FRN: FLOATING RATE NOTE--THE RATE DISCLOSED IS THAT IN EFFECT AT JUNE 30,
  1995.
  MTN: MEDIUM TERM NOTE

FUTURES CONTRACTS (NOTE 4)

INDEX FUTURES CONTRACTS:
The Brinson U.S. Balanced Fund had the following open index futures contract as of June 30, 1995:

                                        SETTLEMENT          CURRENT  UNREALIZED
                                           DATE      COST    VALUE      GAIN
                                        ---------- -------- -------- ----------
        INDEX FUTURES BUY CONTRACTS
        Standard & Poors 500, 1 con-
         tract......................... Sept. 1995 $271,000 $273,575   $2,575
                                                                       ======

The segregated cash pledged to cover margin requirements for the open position at June 30, 1995 was $10,000.



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

ASSETS:
 Investments, at market value (Cost $158,147,862) (Note 1)........ $165,807,711
 Cash.............................................................      152,873
 Receivables:
  Investment securities sold......................................    5,905,777
  Dividends.......................................................      103,229
  Interest........................................................      822,993
  Due from Advisor (Note 2).......................................       52,411
 Deferred organization costs, net of amortization (Note 1)........       12,645
                                                                   ------------
    TOTAL ASSETS..................................................  172,857,639
                                                                   ------------
LIABILITIES:
 Payables:
  Fund shares redeemed............................................    1,107,112
  Investment securities purchased.................................   13,882,252
  Investment advisory fees (Note 2)...............................       83,945
  Accrued expenses................................................       60,502
                                                                   ------------
    TOTAL LIABILITIES.............................................   15,133,811
                                                                   ------------
NET ASSETS:
 Applicable to 14,040,134 shares; par value of $0.001 per share;
  unlimited shares authorized..................................... $157,723,828
                                                                   ============
 Net asset value, offering price and redemption price per share
  ($157,723,828 / 14,040,134 shares).............................. $      11.23
                                                                   ============
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $142,963,790
 Accumulated undistributed net investment income..................      942,216
 Accumulated net realized gain on investments.....................    6,155,398
 Net unrealized appreciation on investments.......................    7,662,424
                                                                   ------------
    NET ASSETS.................................................... $157,723,828
                                                                   ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

                    BRINSON U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 30, 1994* TO JUNE 30, 1995

INVESTMENT INCOME
 Interest.......................................................... $ 2,771,036
 Dividends.........................................................     669,123
                                                                    -----------
    TOTAL INCOME...................................................   3,440,159
                                                                    -----------
EXPENSES:
 Advisory fees (Note 2)............................................     441,419
 Registration fees.................................................      55,170
 Administration fees...............................................      39,523
 Custodian fees....................................................      37,674
 Professional fees.................................................      34,145
 Amortization of organization costs (Note 1).......................       1,291
 Other.............................................................      60,970
                                                                    -----------
    TOTAL EXPENSES.................................................     670,192
    Expenses waived by Advisor (Note 2)............................    (165,712)
                                                                    -----------
    NET EXPENSES...................................................     504,480
                                                                    -----------
    NET INVESTMENT INCOME .........................................   2,935,679
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on:
  Investments......................................................   6,022,618
  Futures contracts................................................     132,780
                                                                    -----------
    Net realized gain on investments ..............................   6,155,398
                                                                    -----------
 Change in net unrealized appreciation on:
  Investments .....................................................   7,659,849
  Futures contracts................................................       2,575
                                                                    -----------
    Change in net unrealized appreciation on investments...........   7,662,424
                                                                    -----------
 Net realized and unrealized gain on investments ..................  13,817,822
                                                                    -----------
 Net increase in net assets resulting from operations.............. $16,753,501
                                                                    ===========

*Commencement of operations


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON U.S. BALANCED FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 30, 1994* TO JUNE 30, 1995

OPERATIONS:
 Net investment income........................................... $  2,935,679
 Net realized gain on investments ...............................    6,155,398
 Change in net unrealized appreciation on investments ...........    7,662,424
                                                                  ------------
 Net increase in net assets resulting from operations............   16,753,501
                                                                  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income........................   (1,993,463)
 Distributions from net realized gain............................          --
                                                                  ------------
 Total distributions to shareholders.............................   (1,993,463)
                                                                  ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.....................................................  154,231,504
 Shares issued on reinvestment of distributions..................    1,991,226
 Shares redeemed.................................................  (13,268,940)
                                                                  ------------
 Net increase in net assets resulting from capital share transac-
  tions (a)......................................................  142,953,790
                                                                  ------------
    TOTAL INCREASE IN NET ASSETS.................................  157,713,828
                                                                  ------------
NET ASSETS:
 Beginning of period.............................................       10,000
                                                                  ------------
 End of period (including accumulated undistributed net invest-
  ment income of $942,216)....................................... $157,723,828
                                                                  ============
(a) A summary of capital share transactions follows:
                                                                     SHARES
                                                                  ------------
 Shares sold.....................................................   15,121,050
 Shares issued on reinvestment of distributions..................      178,265
 Shares redeemed.................................................   (1,260,181)
                                                                  ------------
  Net increase in shares outstanding.............................   14,039,134
                                                                  ============

* Commencement of operations

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

                    BRINSON U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period.

                                                                      PERIOD
                                                                      ENDED
                                                                  JUNE 30, 1995*
                                                                  --------------
Net asset value, beginning of period.............................    $  10.00
                                                                     --------
 Income from investment operations:
  Net investment income..........................................        0.23
  Net realized and unrealized gain on investments................        1.16
                                                                     --------
    Total gain from investment operations........................        1.39
                                                                     --------
 Less distributions:
  Distributions from net investment income.......................       (0.16)
  Distributions from net realized gain...........................         --
                                                                     --------
    Total distributions..........................................       (0.16)
                                                                     --------
Net asset value, end of period...................................    $  11.23
                                                                     ========
Total return.....................................................       13.91%
Ratios/Supplemental data
 Net assets, end of period (in 000s).............................    $157,724
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................        1.06%**
  After expense reimbursement....................................        0.80%**
 Ratio of net investment income to average net assets:
  Before expense reimbursement...................................        4.36%**
  After expense reimbursement....................................        4.63%**
 Portfolio turnover rate.........................................         196%

 *The Fund commenced operations on December 30, 1994
**Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                                       MARKET
                                                            SHARES      VALUE
                                                          ---------- -----------
U.S. EQUITIES -- 94.34%
Aetna Life & Casualty Co.................................      8,700 $   547,013
Air & Water Technologies Corp. (a).......................      4,000      24,000
Allergan, Inc............................................     22,900     621,163
Alza Corp. (a)...........................................     18,100     423,088
American Mobile Satellite (a)............................      3,400      89,250
AON Corp.................................................     27,800   1,035,550
AST Research Corp. (a)...................................     11,900     184,450
Automatic Data Processing, Inc...........................     13,100     823,663
Ball Corp................................................      4,500     156,938
Bard (C.R.), Inc.........................................     13,800     414,000
Beckman Instruments, Inc.................................      8,900     248,088
Biogen, Inc. (a).........................................      2,100      93,450
Birmingham Steel.........................................      8,800     162,800
Boeing...................................................     12,200     764,025
Burlington Northern, Inc.................................     21,100   1,337,213
Campbell Soup Co.........................................      7,000     343,000
Centerior Energy Co......................................     16,000     154,000
Chubb Corp...............................................      1,900     152,238
CIGNA Corp...............................................     16,800   1,304,100
Citicorp.................................................     38,100   2,205,038
CMS Energy Corp..........................................     21,100     519,587
Coca-Cola Enterprises, Inc...............................     35,500     776,562
Comerica, Inc............................................      6,100     195,963
Computer Sciences Corp. (a)..............................      3,000     170,625
Cooper Industries, Inc...................................     26,500   1,046,750
Enron Corp...............................................     12,400     435,550
Entergy Corp.............................................     24,600     593,475
Federated Department Stores (a)..........................     16,000     412,000
FHP International Corp. (a)..............................      6,000     138,000
First Financial Management Corp..........................     12,100   1,034,550
Ford Motor Co............................................     19,500     580,125
Forest Laboratories, Inc. (a)............................     13,600     603,500
Genzyme Corp. (a)........................................      2,900     116,000
Goodyear Tire & Rubber...................................     16,200     668,250
Harnischfeger Industries, Inc............................      3,100     107,337
Hillenbrand Industries, Inc..............................      5,600     174,300
Honeywell, Inc...........................................     39,500   1,703,437
Illinova Corp............................................     12,300     312,113
Inland Steel.............................................     13,300     405,650
Interpublic Group of Companies...........................      8,900     333,750
Kimberly-Clark Corp......................................     16,800   1,005,900
Kroger Co. (a)...........................................     12,900     346,687
Liz Claiborne, Inc.......................................      6,200     131,750
Lockheed Martin Corp.....................................     28,600   1,805,375
LTV Corp.................................................     12,900     188,662
Lyondell Petrochemical Co................................     21,800     558,625
Magna Group, Inc.........................................      4,400      96,800
Manor Care, Inc..........................................     13,600     396,100

                                                                       MARKET
                                                            SHARES      VALUE
                                                          ---------- -----------
Mattel, Inc..............................................     30,200 $   785,200
Melville Corp............................................     22,800     780,900
National Semiconductor Corp. (a).........................     14,200     394,050
Nabisco Holdings Corp....................................      2,700      75,263
Nextel Communications, Inc. (a)..........................     12,400     175,150
Old Republic International Corp..........................      8,600     224,675
Owens Illinois, Inc. (a).................................     25,300     328,900
Pentair, Inc.............................................      5,200     226,200
Pfizer, Inc..............................................     10,500     969,937
Philip Morris Companies, Inc.............................      6,600     490,875
Raychem Corp.............................................      8,000     307,000
RJR Nabisco Convertible Preferred "C"....................     72,600     444,675
RJR Nabisco Holdings Corp................................     19,340     539,102
Schering Plough Corp.....................................     34,500   1,522,312
Schlumberger Ltd.........................................     13,800     857,325
Seagate Technology (a)...................................     12,100     474,925
Sprint Corp..............................................     32,800   1,102,900
State Street Boston Corp.................................      9,700     357,687
Stone Container Corp. (a)................................      6,600     140,250
Tenneco, Inc.............................................     14,500     667,000
Timken Co................................................      9,400     433,575
TJX Cos..................................................     12,600     166,950
Tosco Corp...............................................      4,000     127,500
Transamerica Corp........................................     12,900     751,425
Ultramar Corp............................................      6,600     166,650
U.S. Bancorp.............................................     15,200     365,750
USF&G Corp...............................................     21,800     354,250
Walgreen Co..............................................     13,700     686,712
Wellman, Inc.............................................      2,700      73,912
Westvaco Corp............................................      5,200     230,100
                                                                     -----------
Total U.S. Equities (Cost $35,923,442)...................             40,161,640
                                                                     -----------
                                                             FACE      MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
COMMERCIAL PAPER -- 5.49%
Ingersoll-Rand
 6.130%, due 07/11/95.................................... $1,000,000 $   998,297
Texas Utilities Electric Co.
 6.500%, due 07/03/95....................................  1,341,000   1,340,516
                                                                     -----------
Total Short-Term Investments
 (Cost $2,338,813).......................................              2,338,813
                                                                     -----------
Total Investments (Cost $38,262,255) -- 99.83% (b) ......             42,500,453
                                                                     -----------
Cash and other assets, less liabilities --0.17%..........                 73,008
                                                                     -----------
Net Assets -- 100%.......................................            $42,573,461
                                                                     ===========

See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------

                    BRINSON U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security

(b) Aggregate cost for federal income tax purposes was $38,262,255; net unrealized appreciation consisted of:

        Gross unrealized appreciation..............................  $4,614,914
        Gross unrealized depreciation..............................    (376,716)
                                                                     ----------
         Net unrealized appreciation...............................  $4,238,198
                                                                     ==========

FUTURES CONTRACTS (NOTE 4)

INDEX FUTURES CONTRACTS:
The Brinson U.S. Equity Fund had the following open index futures contracts as of June 30, 1995:

                                 SETTLEMENT             CURRENT   UNREALIZED
                                    DATE       COST      VALUE       GAIN
                                 ---------- ---------- ---------- ----------
        INDEX FUTURES BUY CON-
        TRACTS
        Standard & Poors 500, 9
        contracts                Sept. 1995 $2,440,350 $2,462,175  $21,825
                                                                   =======

The segregated cash pledged to cover margin requirements for the open positions at June 30, 1995 was $90,000.




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20

                    BRINSON U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

ASSETS:
 Investments, at market value (Cost $38,262,255) (Note 1) ......... $42,500,453
 Cash..............................................................     116,071
 Receivables:
  Investment securities sold.......................................      78,401
  Dividends........................................................      70,012
  Due from Advisor (Note 2)........................................      69,310
 Deferred organization costs, net of amortization (Note 1).........       9,990
                                                                    -----------
    TOTAL ASSETS...................................................  42,844,237
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased..................................     189,741
  Investment advisory fees (Note 2)................................      22,613
  Net unrealized depreciation on futures contracts.................       5,850
  Accrued expenses.................................................      52,572
                                                                    -----------
    TOTAL LIABILITIES..............................................     270,776
                                                                    -----------
NET ASSETS:
 Applicable to 3,692,314 shares; par value of $0.001 per share; un-
  limited shares authorized........................................ $42,573,461
                                                                    ===========
 Net asset value, offering price and redemption price per share
  ($42,573,461 / 3,692,314 shares)................................. $     11.53
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid in capital................................................... $37,692,082
 Accumulated undistributed net investment income...................     133,889
 Accumulated net realized gain on investments......................     487,467
 Net unrealized appreciation on investments........................   4,260,023
                                                                    -----------
    NET ASSETS..................................................... $42,573,461
                                                                    ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1995

INVESTMENT INCOME:
 Dividends......................................................... $  538,253
 Interest..........................................................     78,065
                                                                    ----------
    TOTAL INCOME...................................................    616,318
                                                                    ----------
EXPENSES:
 Advisory fees (Note 2)............................................    154,258
 Professional fees.................................................     52,351
 Custodian fees....................................................     35,092
 Accounting fees...................................................     35,068
 Registration fees.................................................     31,897
 Printing fees.....................................................     25,560
 Transfer agent fees...............................................     19,725
 Amortization of organization costs (Note 1).......................      2,785
 Other.............................................................     19,267
                                                                    ----------
    TOTAL EXPENSES.................................................    376,003
    Expenses waived and reimbursed by Advisor (Note 2).............   (199,708)
                                                                    ----------
    NET EXPENSES...................................................    176,295
                                                                    ----------
    NET INVESTMENT INCOME..........................................    440,023
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
  Investments......................................................    362,477
  Futures contracts................................................    190,345
                                                                    ----------
    Net realized gain on investments ..............................    552,822
                                                                    ----------
 Change in net unrealized appreciation or depreciation on:
  Investments .....................................................  4,447,876
  Futures contracts ...............................................     28,475
                                                                    ----------
    Change in net unrealized appreciation or depreciation on in-
     vestments.....................................................  4,476,351
                                                                    ----------
 Net realized and unrealized gain on investments ..................  5,029,173
                                                                    ----------
 Net increase in net assets resulting from operations.............. $5,469,196
                                                                    ==========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22

                    BRINSON U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR          PERIOD
                                                       ENDED         ENDED
                                                   JUNE 30, 1995 JUNE 30, 1994*
                                                   ------------- --------------
OPERATIONS:
 Net investment income............................   $  440,023    $   37,786
 Net realized gain (loss) on investments .........      552,822       (17,425)
 Change in net unrealized appreciation or depreci-
  ation on investments ...........................    4,476,351      (216,328)
                                                    -----------    ----------
 Net increase (decrease) in net assets resulting
  from operations.................................    5,469,196      (195,967)
                                                    -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income.........     (318,699)      (25,221)
 Distributions from net realized gain.............      (47,930)          --
                                                    -----------    ----------
 Total distributions to shareholders..............     (366,629)      (25,221)
                                                    -----------    ----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold......................................   30,972,427     8,346,164
 Shares issued on reinvestment of distributions...      349,100        25,221
 Shares redeemed..................................   (2,050,830)          --
                                                    -----------    ----------
 Net increase in net assets resulting from capital
  share transactions (a)..........................   29,270,697     8,371,385
                                                    -----------    ----------
    TOTAL INCREASE IN NET ASSETS..................   34,373,264     8,150,197
                                                    -----------    ----------
NET ASSETS:
 Beginning of period..............................    8,200,197        50,000
                                                    -----------    ----------
 End of period (including accumulated undistrib-
  uted net investment income of $133,889 and
  $12,565, respectively)..........................  $42,573,461    $8,200,197
                                                    ===========    ==========
(a) A summary of capital share transactions fol-
 lows:
                                                      SHARES         SHARES
                                                   ------------- --------------
 Shares sold......................................    3,011,049       842,283
 Shares issued on reinvestment of distributions...       33,507         2,635
 Shares redeemed..................................     (202,160)          --
                                                    -----------    ----------
  Net increase in shares outstanding..............    2,842,396       844,918
                                                    ===========    ==========

* The Fund commenced operations on February 22, 1994

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    BRINSON U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                       YEAR          PERIOD
                                                       ENDED         ENDED
                                                   JUNE 30, 1995 JUNE 30, 1994*
                                                   ------------- --------------
Net asset value, beginning of period..............    $  9.65        $10.00
                                                      -------        ------
 Income from investment operations:
 Net investment income............................       0.16          0.05
 Net realized and unrealized gain (loss) on in-
  vestments.......................................       1.89         (0.36)
                                                      -------        ------
    Total gain (loss) from investment operations..       2.05         (0.31)
                                                      -------        ------
 Less distributions:
 Distributions from net investment income.........      (0.14)        (0.04)
 Distributions from net realized gain.............      (0.03)          --
                                                      -------        ------
    Total distributions...........................      (0.17)        (0.04)
                                                      -------        ------
Net asset value, end of period....................    $ 11.53        $ 9.65
                                                      =======        ======
Total return......................................      21.45%        (3.10%)
Ratios/Supplemental data
 Net assets, end of period (in 000s)..............    $42,573        $8,200
 Ratio of expenses to average net assets:
  Before expense reimbursement....................       1.70%         5.40% **
  After expense reimbursement.....................       0.80%         0.80% **
 Ratio of net investment income to average net as-
  sets:
  Before expense reimbursement....................       1.09%        (2.82%)**
  After expense reimbursement.....................       1.99%         1.78% **
 Portfolio turnover rate..........................         33%            9%

 *The Fund commenced operations on February 22, 1994
**Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of ten series: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Global Income Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund, Brinson U.S. Cash Management Fund, Brinson Non-U.S. Equity Fund and Brinson Non-U.S. Bond Fund. The following is a summary of significant accounting policies consistently followed by the Brinson U.S. Balanced Fund and the Brinson U.S. Equity Fund (each a "Fund," collectively the "Funds") in the preparation of their financial statements.

A.INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price, or lacking any sales, at the last available bid price in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Fixed income/debt securities are valued using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C.INVESTMENT INCOME: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D.FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 1995, therefore, no federal income tax provision was required.

E.ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations.

F.DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Amounts equal to 7.21% and 68.68% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the Brinson U.S. Balanced Fund and the Brinson U.S. Equity Fund, respectively.

--------------------------------------------------------------------------------

                    THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on the Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1995, were as follows:

                                ADVISORY EXPENSE ADVISORY  FEES WAIVED  DUE FROM
                                  FEE      CAP     FEES   OR REIMBURSED ADVISOR
                                -------- ------- -------- ------------- --------
Brinson U.S. Balanced Fund.....   0.70%   0.80%  $441,419   $165,712    $52,411
Brinson U.S. Equity Fund.......   0.70    0.80    154,258    199,708     69,310

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees were $3,100 and $3,236 for the Brinson U.S. Balanced Fund and Brinson U.S. Equity Fund, respectively.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1995, excluding short-term investments, were as follows:

                                                                     PROCEEDS
                                                       PURCHASES    FROM SALES
                                                      ------------ ------------
Brinson U.S. Balanced Fund........................... $371,055,027 $239,300,448
Brinson U.S. Equity Fund.............................   36,321,913    6,800,501

4.FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) based on the number of open contracts. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects realized and unrealized gains and losses on these contracts. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

5.SUBSEQUENT EVENTS
The Trust's Board of Trustees has approved the authorization of a second class of shares, the "SwissKey Fund Shares," in addition to the existing class of shares, the "Brinson Fund Shares." The new class, pays a distribution services fee and is offered only to customers of Swiss Bank Corporation, the ultimate parent of the Advisor.

As of July 28, 1995, the Trust renamed the ten series it currently offers as follows: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund.

--------------------------------------------------------------------------------
26

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
 Brinson U.S. Balanced Fund
 Brinson U.S. Equity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brinson U.S. Balanced Fund and Brinson U.S. Equity Fund as of June 30, 1995, the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson U.S. Balanced Fund and Brinson U.S. Equity Fund at June 30, 1995, the results of their operations and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     [LOGO OF ERNST & YOUNG LLP]

Chicago, Illinois
August 4, 1995
--------------------------------------------------------------------------------

                    SPECIAL MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders was held on February 17, 1995 in connection with the combination of Brinson Holdings, Inc., the direct parent of the Advisor, and Swiss Bank Corporation. At the Meeting, shareholders of the Brinson U.S. Equity Fund voted (i) to elect Messrs. Frank K. Reilly, Walter E. Auch (both of whom were incumbents) and Edward M. Roob (who was newly elected) as Trustees; (ii) to approve a new investment advisory agreement between the Advisor and the Trust on behalf of the Brinson U.S. Equity Fund, with substantially the same terms as the previously approved investment advisory agreements; and (iii) to ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending June 30, 1995.

The results of all matters voted on by shareholders at the Special Meeting held on February 17, 1995 were as follows:

A.ELECTION OF TRUSTEES:

                                                                       WITHHOLD
                                                                FOR    AUTHORITY
                                                             --------- ---------
      Frank K. Reilly
       Brinson U.S. Equity Fund............................. 1,359,090    -0-
      Walter E. Auch
       Brinson U.S. Equity Fund............................. 1,359,090    -0-
      Edward M. Roob
       Brinson U.S. Equity Fund............................. 1,359,090    -0-

B.APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN BRINSON PARTNERS,
    INC. AND THE TRUST ON BEHALF OF THE FUND:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
      Brinson U.S. Equity Fund........................ 1,359,090   -0-     -0-

C.RATIFICATION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1995:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
      Brinson U.S. Equity Fund........................ 1,359,090   -0-     -0-

--------------------------------------------------------------------------------
28

                    BRINSON NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                           SHARES  MARKET VALUE
                                                           ------- ------------
Non-U.S. Equities -- 92.08%
AUSTRALIA -- 5.86%
Amcor Ltd.................................................  60,200 $    442,955
ANZ Banking Group......................................... 101,919      361,236
Broken Hill Proprietary................................... 170,470    2,092,961
BTR Nylex Ltd............................................. 231,802      442,013
Burns Philp...............................................  88,570      184,586
Coles Myer Ltd............................................  90,700      283,538
CRA Ltd...................................................  53,800      729,944
Lend Lease Corp...........................................  37,365      476,234
National Australia Bank................................... 114,648      903,726
News Corp.................................................  90,000      501,453
News Corp. Preferred......................................  21,500      106,227
Pacific Dunlop Ltd........................................ 239,300      502,111
Santos Ltd................................................ 100,500      240,795
Southcorp Holdings........................................ 213,073      424,424
Western Mining Corp.......................................  64,700      354,527
Westpac Banking Corp...................................... 177,151      639,185
                                                                   ------------
                                                                      8,685,915
                                                                   ------------
BELGIUM -- 2.44%
Electrabel................................................   4,295      907,073
Fortis AG.................................................   3,270      345,875
Groupe Bruxelles Lambert..................................   2,150      287,851
Kredietbank...............................................   2,020      477,718
Petrofina.................................................   1,655      499,570
Petrofina Warrants (b)....................................      57          793
Societe Generale De Belgique..............................   3,048      221,712
Solvay....................................................     655      362,516
Tractebel.................................................     990      359,195
Union Mineire.............................................   2,450      160,134
                                                                   ------------
                                                                      3,622,437
                                                                   ------------
CANADA -- 5.73%
Alcan Aluminium Ltd.......................................  23,800      718,955
Bank of Montreal..........................................  48,500    1,014,977
Barrick Gold Corp.........................................  16,800      424,953
Canadian Pacific Ltd......................................  58,300    1,002,575
Imperial Oil Canada Ltd...................................  24,500      909,521
Noranda, Inc..............................................  19,700      387,174
Norcen Energy.............................................  14,000      188,528
Northern Telecom Ltd......................................  11,100      401,969
Nova Corporation of Alberta...............................  34,300      290,244
Oshawa Group Ltd. "A".....................................  13,600      210,365
Royal Bank of Canada......................................  38,800      868,467
Seagram Co Ltd............................................  30,300    1,042,128
Thomson Corp..............................................  49,600      676,955
TransCanada Pipeline......................................  27,000      361,133
                                                                   ------------
                                                                      8,497,944
                                                                   ------------
FRANCE -- 6.73%
Alcatel Alsthom...........................................   5,013      451,713
Banque Nat'l Paris........................................  12,640      610,162
Carnaud Metal Box.........................................   9,300      415,934
Cie Bancaire..............................................   3,847      460,291
Cie de Saint Gobain.......................................   5,049      610,359
Cie Fin de Suez...........................................   8,850      492,752

                                                           SHARES  MARKET VALUE
                                                           ------- ------------
Colas.....................................................   1,357 $    251,664
Credit Local de France....................................   5,980      555,131
GAN.......................................................   3,350      106,357
Generale des Eaux.........................................   7,159      797,496
Groupe de la Cite.........................................   2,360      418,690
LVMH......................................................   4,305      775,300
Michelin Class B..........................................   5,700      252,693
Pechiney Cert D'Invest....................................   5,190      299,462
Peugeot...................................................   3,750      520,629
Sanofi....................................................   5,700      315,719
Societe Generale..........................................   7,056      825,323
Societe Nationale Elf Aquitaine...........................   9,534      705,093
Total Co. "B".............................................  13,400      807,179
UAP.......................................................  11,650      305,700
                                                                   ------------
                                                                      9,977,647
                                                                   ------------
GERMANY -- 5.71%
Allianz...................................................     550      985,081
Allianz Rights............................................     550       41,724
BASF AG...................................................   1,790      381,770
Bayer.....................................................   2,100      521,472
Bayer Motoren Werken......................................     865      474,341
Bayer Vereinsbank.........................................   1,125      340,564
Commerzbank...............................................   1,706      408,597
Daimler-Benz..............................................     645      296,613
Deutsche Bank.............................................  26,500    1,288,527
Hoechst...................................................   1,880      405,448
Kaufhof Holdings..........................................   1,575      565,548
Mannesmann................................................   1,400      427,353
Munchener Ruck (b)........................................     307      672,068
Munchener Ruck Warrants '98 (b)...........................      12        1,578
Preussag..................................................   1,390      415,765
Schering..................................................   3,550      248,020
Veba......................................................   2,525      990,590
                                                                   ------------
                                                                      8,465,059
                                                                   ------------
HONG KONG -- 2.09%
China Light & Power....................................... 125,800      647,088
Hang Seng Bank............................................  27,400      208,931
Hong Kong Land Holdings................................... 156,000      283,920
Hong Kong Telecommunications..............................  90,000      177,964
Hutchison Whampoa......................................... 143,000      691,205
Jardine Matheson..........................................  42,000      308,700
Swire Pacific "A".........................................  67,000      510,888
Wharf Holdings............................................  82,000      267,593
                                                                   ------------
                                                                      3,096,289
                                                                   ------------
ITALY -- 1.98%
Assic Generali............................................  26,600      624,787
Fiat Spa Priv (b)......................................... 195,000      424,071
Instituto Mobilaire Italiano..............................  68,000      415,812
Italgas...................................................  72,000      186,929
La Rinascente Ordinary....................................  28,000      158,987
La Rinascente Savings.....................................  24,000       62,749
Mediobanca................................................  14,000      101,644
Montedison (b)............................................ 235,000      168,104
Sai Di Risp...............................................  36,000      153,721
Telecom Italia Savings.................................... 305,000      644,659
                                                                   ------------
                                                                      2,941,463
                                                                   ------------

--------------------------------------------------------------------------------

                    BRINSON NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                           SHARES  MARKET VALUE
                                                           ------- ------------
JAPAN -- 30.46%
Amada.....................................................  79,000 $    674,697
Asahi Glass Co............................................  92,000    1,014,395
Bank of Tokyo.............................................  46,000      736,954
Canon, Inc................................................  66,000    1,072,918
Canon Sales...............................................  23,000      636,706
Citizen Watch Co..........................................  71,000      439,098
Dai Nippon Printing.......................................  70,000    1,113,205
Daikin Kogyo Co...........................................  76,000      610,578
Daiwa Bank................................................  55,000      495,641
Daiwa House Industries....................................  38,000      581,930
Fanuc Co..................................................  19,600      845,047
Fujitsu................................................... 121,000    1,204,441
Hitachi Ltd............................................... 232,000    2,309,340
Honda Motor Co............................................  45,000      689,127
Inax......................................................  74,000      712,192
Isetan....................................................  24,000      325,127
Ito Yokado Co.............................................  39,000    2,053,599
Keio Teito Electric Railway...............................  87,000      508,328
Kintetsu..................................................  86,000      753,728
Kuraray Co. Ltd...........................................  42,000      455,672
Maeda Road Construction...................................  18,000      347,744
Matsushita Electric Industrial............................ 127,000    1,974,791
Mitsubishi Bank...........................................  32,000      689,834
Mitsubishi Paper..........................................  95,000      499,116
Mitsui Fudosan............................................  21,000      240,205
NGK Insulators............................................ 126,000    1,141,407
Nichii Co.................................................  61,000      661,809
Nintendo..................................................   7,000      401,579
Nippon Denso Co...........................................  52,000      943,338
Nippon Meat Packers.......................................  46,000      671,928
Nippon Steel Corp.........................................  59,000      191,825
Orix Corp.................................................   8,000      265,756
Osaka Gas Corp............................................ 340,000    1,253,622
Pioneer Electronics.......................................  34,000      576,746
Sankyo Co. ...............................................  59,500    1,380,787
Secom Co..................................................  18,000    1,130,168
Seino Transportation......................................  26,000      437,979
Sekisui House............................................. 155,000    1,917,187
Shinmaywa Industries......................................  46,000      385,275
Sony Corp.................................................  25,800    1,236,965
Sumitomo Bank.............................................  85,000    1,471,905
Sumitomo Electric Industries..............................  64,000      761,456
Takeda Chemical Industries................................  86,000    1,134,645
TDK Corp..................................................  23,000    1,045,824
Tokio Marine & Fire.......................................  70,000      801,508
Tokyo Electric Power......................................  34,000    1,041,348
Tokyo Steel Mfg...........................................  56,700      968,489
Tonen Corp................................................  40,000      621,981
Toray Industries, Inc..................................... 255,000    1,583,049
Toshiba Corp.............................................. 239,000    1,511,874
Toyo Suisan Kaisha........................................  18,000      181,718
Toyota Motor Corp.........................................  24,000      474,968
                                                                   ------------
                                                                     45,179,549
                                                                   ------------

                                                SHARES  MARKET VALUE
                                                ------- ------------
MALAYSIA -- 0.44%
Genting........................................   2,000 $     19,771
Hume Industries................................   7,000       38,189
Kuala Lumpur Kepong............................   9,000       28,611
Land & General Holdings........................   7,500       25,073
Malayan Bank...................................  21,000      166,250
Nestle' Malaysia...............................  11,000       84,376
Sime Darby.....................................  48,000      133,886
Telekom Malaysia...............................  12,000       91,062
Tenaga Nasional................................  17,000       69,382
                                                        ------------
                                                             656,600
                                                        ------------
NETHERLANDS -- 5.95%
ABN-AMRO Coupons...............................  25,955       28,960
ABN-AMRO Holdings..............................  25,955    1,001,038
D.S.M..........................................   3,900      335,795
Elsevier.......................................  48,300      570,068
Internationale Nederlanden Grp.................  22,291    1,232,079
Internationale Nederlanden Grp. Coupon.........  22,291       31,485
KPN............................................  10,400      373,609
KPN Coupon.....................................  10,400        9,860
Philips Electronics............................   9,650      408,281
Royal Dutch Petroleum ADS (a).................... 3,300      402,187
Royal Dutch Petroleum..........................  25,400    3,099,439
Unilever.......................................  10,200    1,326,230
                                                        ------------
                                                           8,819,031
                                                        ------------
NEW ZEALAND -- 2.01%
Brierley Investment............................ 772,000      582,973
Carter Holt Harvey............................. 324,000      792,462
Fletcher Challenge Ltd......................... 299,000      839,214
New Zealand Telecom ADS (a)....................  12,700      769,937
                                                        ------------
                                                           2,984,586
                                                        ------------
SPAIN -- 2.50%
Banco Bilbao-Vizcaya...........................   9,600      277,083
Banco Intercontinental.........................   3,320      298,852
Banco Popular..................................   1,880      279,461
Banco Santander................................   8,100      319,411
Empresa Nac Electric...........................   7,000      345,693
Hidro Iberdrola................................  91,100      686,128
Repsol ADR (a).................................  13,600      430,100
Sevillana De Electric..........................  17,000      104,592
Telefonica De Espana...........................  62,100      800,033
Viscofan.......................................  11,100      164,085
                                                        ------------
                                                           3,705,438
                                                        ------------
SWITZERLAND -- 3.40%
BBC Brown Boverie (Br)...........................   288      298,000
Ciba Geigy (Reg.)..............................     507      371,448
CS Holdings....................................   9,400      860,851
Nestle (Reg.)..................................   1,395    1,451,914

--------------------------------------------------------------------------------
10

                    BRINSON NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------

                                                           SHARES  MARKET VALUE
                                                           ------- ------------
SWITZERLAND (CONTINUED)
Roche Holdings Gen........................................     188 $  1,210,903
Societe Generale Surveillance (Br)........................     255      442,708
Zurich Insurance..........................................     326      409,481
                                                                   ------------
                                                                      5,045,305
                                                                   ------------
UNITED KINGDOM -- 16.78%
Asda Group................................................ 226,000      341,607
Bass......................................................  67,400      645,045
BAT Industries............................................  89,300      683,426
BET....................................................... 134,000      262,243
Booker PLC................................................  40,600      267,437
British Gas............................................... 292,800    1,348,697
British Petroleum......................................... 163,906    1,174,855
British Telecommunications................................ 270,600    1,687,752
Charter Group.............................................  39,625      572,466
Coats Viyella............................................. 137,500      406,921
FKI....................................................... 120,500      304,845
FKI Rights................................................  30,125       16,057
General Electric PLC...................................... 275,000    1,343,278
Glaxo Holdings............................................  76,800      942,740
Grand Metropolitan........................................ 197,600    1,212,009
Guinness.................................................. 112,000      842,896
Hanson.................................................... 150,900      528,210
Hillsdown Holdings........................................ 182,000      521,241
House of Fraser........................................... 239,000      482,943
HSBC Holdings.............................................  20,000      258,234
Legal and General.........................................  42,400      358,899
Lloyds Abbey Life.........................................  64,700      402,509
Lloyds Bank............................................... 155,900    1,547,838
Lucas Industries.......................................... 119,883      359,554
Marks & Spencer...........................................  87,000      559,928
MFI Furniture Group.......................................  86,500      160,338
Mirror Group..............................................  67,600      143,052
National Power............................................  69,000      489,093
National Westminster Bank.................................  95,000      825,298
Ocean Group...............................................  89,500      442,872
P & O.....................................................  66,000      608,019
Reckitt & Colman..........................................  52,375      552,500
Redland...................................................  49,500      324,487
Rolls Royce............................................... 130,000      360,939
Royal Insurance...........................................  65,300      321,045
Sears PLC................................................. 271,400      429,663
Sedgwick Group............................................  52,700      115,714
SmithKline Beecham Unit................................... 126,100    1,119,551
Tesco..................................................... 196,500      906,682
Thames Water..............................................  56,200      425,636
Unilever Ord 5p...........................................  16,000      323,946
W.H. Smith Group "A"......................................  52,500      273,986
                                                                   ------------
                                                                     24,894,451
                                                                   ------------
Total Non-U.S. Equities (Cost $132,758,689)...............          136,571,714
                                                                   ------------

                                                          FACE
                                                         AMOUNT     MARKET VALUE
                                                     -------------- ------------
Short-Term Investments -- 6.18%
FOREIGN TIME DEPOSITS -- 3.34%
Bankers Trust
Swedish Krona -- 3.34%
 8.25%, due 07/05/95................................ SEK 36,030,158 $  4,948,110
                                                                    ------------
COMMERCIAL PAPER -- 2.84%
Conagra Australia Inc.
 6.09%, due 07/05/95................................   $  1,000,000      999,323
 6.05%, due 07/12/95................................      1,000,000      998,152
Texas Utilities Electric Co.
 6.50%, due 07/03/95................................      2,218,000    2,217,199
                                                                    ------------
                                                                       4,214,674
                                                                    ------------
Total Short-Term Investments (Cost $9,198,096)......                   9,162,784
                                                                    ------------
Total Investments (Cost $141,956,785)--98.26% (c)...                145,734,498
                                                                    ------------
Cash and other assets, less liabilities--1.74%......                   2,584,038
                                                                    ------------
Net Assets -- 100%..................................                $148,318,536
                                                                    ============

See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

                    BRINSON NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1995
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Denominated in U.S. dollars
(b) Non-income producing security
(c) Aggregate cost for federal income tax purposes was $141,956,785; net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $ 8,981,279
      Gross unrealized depreciation................................  (5,203,566)
                                                                    -----------
        Net unrealized appreciation................................ $ 3,777,713
                                                                    ===========

FORWARD FOREIGN CURRENCY CONTRACTS (NOTE 4)

The Brinson Non-U.S. Equity Fund had the following open forward foreign currency contracts as of June 30, 1995:

                                SETTLEMENT     LOCAL       CURRENT   UNREALIZED
                                   DATE      CURRENCY       VALUE    GAIN/(LOSS)
                                ---------- ------------- ----------- ----------
      FORWARD FOREIGN CURRENCY
       BUY CONTRACTS
      Canadian Dollar.........   10/20/95     27,205,770 $19,752,210  $ 49,991
      Italian Lira............   10/20/95  8,400,000,000   5,034,349   (19,651)
      FORWARD FOREIGN CURRENCY
       SALE CONTRACTS
      Belgian Franc...........   10/20/95     83,000,000   2,927,476   (10,897)
      British Pound...........   10/20/95      4,600,000   7,269,428    98,484
      Dutch Guilder...........   10/20/95     10,200,000   6,611,415   (31,725)
      French Franc............   10/20/95     42,500,000   8,743,562   (75,704)
      German Mark.............   10/20/95      7,100,000   5,150,882   (25,453)
      Japanese Yen............   10/20/95  3,680,000,000  43,983,955   640,990
      Swiss Franc.............   10/20/95      3,400,000   2,976,203    (2,420)
                                                                      --------
        Total.................                                        $623,615
                                                                      ========



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
12

                    BRINSON NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

ASSETS:
 Investments, at market value (Cost $141,956,785) (Note 1)....... $145,734,498
 Cash............................................................       50,540
 Foreign currency, at market value (Cost $776,906)...............      785,707
 Receivables:
  Investment securities sold.....................................      188,790
  Dividends......................................................      667,187
  Interest ......................................................        3,416
  Fund shares sold...............................................      644,117
  Due from Advisor (Note 2)......................................      129,117
 Net unrealized appreciation on forward foreign currency con-
  tracts.........................................................      623,615
 Deferred organization costs, net of amortization (Note 1).......        8,882
 Other assets....................................................        6,463
                                                                  ------------
    TOTAL ASSETS.................................................  148,842,332
                                                                  ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................      265,850
  Fund shares redeemed...........................................       57,027
  Investment advisory fees (Note 2)..............................       96,778
  Accrued expenses...............................................      104,141
                                                                  ------------
    TOTAL LIABILITIES............................................      523,796
                                                                  ------------
NET ASSETS:
 Applicable to 15,314,850 shares; par value of $0.001 per share;
  unlimited shares authorized.................................... $148,318,536
                                                                  ============
 Net asset value, offering price and redemption price per share
  ($148,318,536 / 15,314,850 shares)............................. $       9.68
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $149,358,288
 Accumulated undistributed net investment income.................      632,906
 Accumulated net realized loss on investments and foreign curren-
  cy.............................................................   (6,089,654)
 Net unrealized appreciation on investments and foreign currency.    4,416,996
                                                                  ------------
    NET ASSETS................................................... $148,318,536
                                                                  ============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    BRINSON NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1995

INVESTMENT INCOME:
 Dividends (net of $368,832 for foreign taxes withheld)............  $2,788,292
 Interest..........................................................     897,165
                                                                     ----------
    TOTAL INCOME...................................................   3,685,457
                                                                     ----------
EXPENSES:
 Advisory fees (Note 2)............................................     933,521
 Custodian fees....................................................     144,417
 Accounting fees...................................................      91,827
 Administration fees...............................................      72,350
 Amortization of organization costs (Note 1).......................       2,800
 Other.............................................................     189,446
                                                                     ----------
    TOTAL EXPENSES.................................................   1,434,361
    Expenses waived by Advisor (Note 2)............................    (267,460)
                                                                     ----------
    NET EXPENSES...................................................   1,166,901
                                                                     ----------
    NET INVESTMENT INCOME .........................................   2,518,556
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
 Net realized gain (loss) on:
  Investments......................................................     759,672
  Futures contracts................................................    (195,443)
  Foreign currency transactions....................................  (5,614,993)
                                                                     ----------
    Net realized loss on investments and foreign currency..........  (5,050,764)
                                                                     ----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency ................................     892,678
  Futures contracts ...............................................     176,000
  Forward contracts................................................     971,960
  Translation of other assets and liabilities denominated in for-
   eign currency...................................................      (1,276)
                                                                     ----------
    Change in net unrealized appreciation or depreciation on in-
     vestments and foreign currency................................   2,039,362
                                                                     ----------
Net realized and unrealized loss on investments and foreign curren-
 cy................................................................  (3,011,402)
                                                                     ----------
Net decrease in net assets resulting from operations...............  $ (492,846)
                                                                     ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
14

                    BRINSON NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR           PERIOD
                                                       ENDED          ENDED
                                                   JUNE 30, 1995  JUNE 30, 1994*
                                                   -------------  --------------
OPERATIONS:
 Net investment income............................ $  2,518,556    $   712,302
 Net realized loss on investments and foreign cur-
  rency...........................................   (5,050,764)    (3,168,393)
 Change in net unrealized appreciation or depreci-
  ation on investments and
  foreign currency................................    2,039,362      2,377,634
                                                   ------------    -----------
 Net decrease in net assets resulting from opera-
  tions...........................................     (492,846)       (78,457)
                                                   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income.........          --        (468,449)
 Distributions from net realized gain.............          --             --
                                                   ------------    -----------
 Total distributions to shareholders..............          --        (468,449)
                                                   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold......................................  110,628,882     75,351,181
 Shares issued on reinvestment of distributions...          --         367,668
 Shares redeemed..................................  (33,361,344)    (3,678,099)
                                                   ------------    -----------
 Net increase in net assets resulting from capital
  share transactions (a)..........................   77,267,538     72,040,750
                                                   ------------    -----------
   TOTAL INCREASE IN NET ASSETS...................   76,774,692     71,493,844
                                                   ------------    -----------
NET ASSETS:
 Beginning of period..............................   71,543,844         50,000
                                                   ------------    -----------
 End of period (including accumulated undistrib-
  uted net investment income of $632,906 and
  $253,630, respectively)......................... $148,318,536    $71,543,844
                                                   ============    ===========
(a) A summary of capital share transactions fol-
 lows:
                                                      SHARES          SHARES
                                                   -------------  --------------
 Shares sold......................................   11,370,317      7,717,774
 Shares issued on reinvestment of distributions...          --          38,173
 Shares redeemed..................................   (3,435,839)      (380,575)
                                                   ------------    -----------
  Net increase in shares outstanding..............    7,934,478      7,375,372
                                                   ============    ===========

* The Fund commenced operations on August 31, 1993

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    BRINSON NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                       YEAR          PERIOD
                                                       ENDED         ENDED
                                                   JUNE 30, 1995 JUNE 30, 1994*
                                                   ------------- --------------
Net asset value, beginning of period..............   $   9.69       $ 10.00
                                                     --------       -------
 Income from investment operations:
 Net investment income............................       0.15          0.10
 Net realized and unrealized loss on investments
  and foreign currency............................      (0.16)        (0.34)
                                                     --------       -------
    Total loss from investment operations.........      (0.01)        (0.24)
                                                     --------       -------
 Less distributions:
 Distributions from net investment income.........        --          (0.07)
 Distributions from net realized gain.............        --            --
                                                     --------       -------
    Total distributions...........................        --          (0.07)
                                                     --------       -------
Net asset value, end of period....................   $   9.68       $  9.69
                                                     ========       =======
Total return......................................      (0.10%)       (2.45%)
Ratios/Supplemental data
 Net assets, end of period (in 000s)..............   $148,319       $71,544
 Ratio of expenses to average net assets:
  Before expense reimbursement....................       1.23%         1.60%**
  After expense reimbursement.....................       1.00%         1.00%**
 Ratio of net investment income to average net as-
  sets:
  Before expense reimbursement....................       1.93%         1.28%**
  After expense reimbursement.....................       2.16%         1.88%**
 Portfolio turnover rate..........................         14%           12%

 * The Fund commenced operations on August 31, 1993
** Annualized


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16

                    BRINSON NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of ten series: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Global Income Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund, Brinson U.S. Cash Management Fund, Brinson Non-U.S. Equity Fund and Brinson Non-U.S. Bond Fund. The following is a summary of significant accounting policies consistently followed by the Brinson Non-U.S. Equity Fund (the "Fund") in the preparation of its financial statements.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price, or lacking any sales, at the last available bid price in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of such currencies against the U.S. dollar as of the date of valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, income receipts and expense accruals are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency in the statement of operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1995, therefore, no federal income tax provision was required. At June 30, 1995, the Fund had a capital loss carryforward of approximately $5,400,000, of which $260,000, $1,180,000 and $3,960,000 will expire on June 30, 2002, June 30, 2003 and June
30, 2004, respectively.

F. ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from the commencement of operations.

G. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to distribute its net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
--------------------------------------------------------------------------------

                    BRINSON NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL
                    STATEMENTS


--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee based on the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed a specified percentage of the Fund's average daily net assets. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1995, were as follows:

                                     ADVISORY EXPENSE ADVISORY   FEES   DUE FROM
                                       FEE      CAP     FEES    WAIVED  ADVISOR
                                     -------- ------- -------- -------- --------
Brinson Non-U.S. Equity Fund........   0.80%   1.00%  $933,521 $267,460 $129,117

Certain officers of the Fund are also officers of the Advisor. All officers serve without direct compensation from the Fund. Trustees' fees paid to unaffiliated trustees were $5,572.

3. INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1995, excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                          PURCHASES  FROM SALES
                                                         ----------- -----------
Brinson Non-U.S. Equity Fund............................ $82,404,161 $14,668,115

4. FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects realized and unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at June 30, 1995 was the Fund's custodian.

5. FUTURES CONTRACTS
The Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such contracts to hedge a portion of its portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) based on the number of open contracts. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects realized and unrealized gains and losses on these contracts. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

6. SUBSEQUENT EVENTS
The Trust's Board of Trustees has approved the authorization of a second class of shares, the "SwissKey Fund Shares," in addition to the existing class of shares, the "Brinson Fund Shares." The new class pays a distribution services fee and is offered only to customers of Swiss Bank Corporation, the ultimate parent of the Advisor.

As of July 28, 1995, the Trust renamed the ten series it currently offers as follows: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund.
--------------------------------------------------------------------------------
18

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
 Brinson Non-U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brinson Non-U.S. Equity Fund as of June 30, 1995, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Non-U.S. Equity Fund at June 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                         [LOGO OF ERNST & YOUNG]

Chicago, Illinois
August 4, 1995
--------------------------------------------------------------------------------

                    SPECIAL MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders was held on February 17, 1995 in connection with the combination of Brinson Holdings, Inc., the direct parent of the Advisor, and Swiss Bank Corporation. At the Meeting, shareholders voted (i) to elect Messrs. Frank K. Reilly, Walter E. Auch (both of whom were incumbents) and Edward M. Roob (who was newly elected) as Trustees; (ii) to approve a new investment advisory agreement between the Advisor and the Trust on behalf of the Brinson Non-U.S. Equity Fund, with substantially the same terms as the previously approved investment advisory agreements; and (iii) to ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending June 30, 1995.

The results of all matters voted on by shareholders at the Special Meeting held on February 17, 1995 were as follows:

A. ELECTION OF TRUSTEES:

                                                   WITHHOLD
                                            FOR    AUTHORITY
                                         --------- ---------
        Frank K. Reilly
         Brinson Non-U.S. Equity Fund... 7,530,756    -0-
        Walter E. Auch
         Brinson Non-U.S. Equity Fund... 7,530,756    -0-
        Edward M. Roob
         Brinson Non-U.S. Equity Fund... 7,530,756    -0-

B. APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN BRINSON PARTNERS, INC. AND THE TRUST ON BEHALF OF THE FUND:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
        Brinson Non-U.S. Equity Fund.................. 7,530,756   -0-     -0-

C. RATIFICATION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1995:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
        Brinson Non-U.S. Equity Fund.................. 7,530,756   -0-     -0-

--------------------------------------------------------------------------------
20

U.S. BOND FUND                                                               SCHEDULE OF INVESTMENTS

====================================================================================================

December 31, 1995 (Unaudited)                                             Face
                                                                         Amount            Value
                                                                       ----------        -----------
Bonds - 94.45%
U.S. Corporate Bonds - 32.89%
Capital One Bank 8.625%, due 01/15/97 .............................     $ 250,000       $    257,353
Citicorp Mortgage Securities 5.750%, due 06/25/09 .................        84,462             75,898
Countrywide Funding FRN 6.480%, due 12/01/03 ......................       250,000            238,413
Dayton Hudson Credit Card Trust 95-1A 6.100%, due 02/25/02 ........       100,000            101,605
GMAC MTN 7.450%, due 06/05/97 .....................................       250,000            256,280
Green Tree Financial 94-2 8.300%, due 05/15/19 ....................       160,000            176,950
Hanson PLC Notes 6.750%, due 09/15/05 .............................       100,000            103,509
IBM Corp. 7.000%, due 10/30/25 ....................................       325,000            334,482
Lehman Brothers Holdings, Inc. MTN 6.650%, due 07/14/98 ...........       250,000            253,535
News America Corp. 7.750%, due 01/20/24 ...........................       250,000            259,331
Republic Bank of New York Corp. FRN 6.025%, due 12/29/02 ..........       250,000            242,500
RJR Nabisco, Inc. 8.750%, due 04/15/04 ............................       250,000            256,590
Standard Credit Card Trust 94-1A 4.650%, due 02/07/97 .............       250,000            247,920
USX Corp.
   9.800%, due 07/01/01 ...........................................       130,000            149,997
   8.500%, due 03/01/23 ...........................................        80,000             87,809
                                                                                        ------------
                                                                                           3,042,172
                                                                                        ------------
International Dollar Bonds - 5.08%
Republic of Italy 6.875%, due 09/27/23 ............................       250,000            244,375
Standard Credit Card Trust 91-3  8.875%, due 09/07/99 .............       210,000            225,292
                                                                                        ------------
                                                                                             469,667
                                                                                        ------------
U.S. Government Agencies - 27.54%
Federal Home Loan Mortgage Corp.
   7.000%, due 12/15/06 ...........................................       220,000            225,353
   7.000%, due 10/15/21 ...........................................        60,000             60,923
   7.500%, due 07/15/22 ...........................................       250,000            262,428
Federal National Mortgage Association
   6.500%, due 09/01/24 ...........................................       220,000            217,388
   7.000%, due 09/01/24 ...........................................       245,000            246,914
   7.500%, due 05/01/25 ...........................................       232,592            238,262
Federal National Mortgage Association Dwarf 7.000%, due 12/01/09 ..       250,000            254,531
Government National Mortgage Association
   9.000%, due 12/15/09 ...........................................        72,145             76,400
   9.000%, due 12/15/17 ...........................................       214,071            227,904
   7.500%, due 12/15/22 ...........................................       463,088            476,740
   8.000%, due 09/15/24 ...........................................       100,000            104,125
Government National Mortgage Association ARM 5.500%, due 10/20/25         156,576            156,623
                                                                                        ------------
                                                                                           2,547,591
                                                                                        ------------

U.S. Government Obligations - 28.94%
U.S. Treasury Coupon Strips 0.000%, due 11/15/19 ..................       480,000            108,960
U.S. Treasury Notes and Bonds
   6.625%, due 03/31/97 ...........................................       835,000            849,352
   5.500%, due 11/15/98 ...........................................       350,000            352,515
   6.250%, due 08/31/00 ...........................................       185,000            191,475
   7.250%, due 05/15/04 ...........................................       740,000            823,250
   8.125%, due 05/15/21 ...........................................       250,000            316,406
U.S. Treasury Principal Strips 0.000%, due 05/15/20 ...............       155,000             34,351
                                                                                        ------------
                                                                                           2,676,309
                                                                                        ------------
Total U.S. Bonds (Cost $8,554,756) ................................                        8,735,739
                                                                                        ------------

U.S. BOND FUND                                                                   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------------------------------

December 31, 1995 (Unaudited)                                         Face
                                                                     Amount            Value
                                                                  -----------       ------------
Short-Term Investments - 12.44%

Commercial Paper - 12.44%
Baxter International, Inc. 6.050%, due 01/02/96.............      $   451,000       $    450,924
General American Transportation Corp. 6.200%, due 01/18/96..          200,000            199,415
Whitman Corp. 5.950%, due 01/02/96..........................          500,000            499,917
                                                                                    ------------

Total Short-Term Investments
    (Cost $1,150,256).......................................                           1,150,256
                                                                                    ------------

Total Investments
   (Cost $9,705,012) - 106.89%..............................                           9,885,995
                                                                                    ------------

Liabilities, less cash and other
    assets - (6.89%) (a)....................................                            (636,965)
                                                                                    ------------

Net Assets - 100%...........................................                        $  9,249,030
                                                                                    ============

(a) Aggregate cost for federal income tax purposes was $9,705,011; and net unrealized appreciation consisted of:

              Gross unrealized appreciation.....         $181,935
              Gross unrealized depreciation.....             (952)
                                                        ---------
                                                         $180,983
                                                        =========

FRN: Floating rate note - The rate disclosed is that in effect at December 31,
     1995.
MTN: Medium Term Note

U.S. BOND  -  FINANCIAL STATEMENTS

================================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995 (Unaudited)

ASSETS:
   Investments, at value (Cost $9,705,012) (Note 1)...........................................       $ 9,885,995
   Cash.......................................................................................            40,223
   Receivables:
      Investment securities sold..............................................................           253,203
      Interest................................................................................           117,792
      Due from Advisor (Note 2)...............................................................           102,931
   Deferred organization costs, net of amortization (Note 1)..................................            13,004
   Other assets...............................................................................            15,935
                                                                                                     -----------
             TOTAL ASSETS.....................................................................        10,429,083
                                                                                                     -----------

LIABILITIES:
   Payables:
      Investment securities purchased.........................................................         1,071,068
      Investment advisory fees (Note 2).......................................................             3,845
      Accrued expenses........................................................................           105,140
                                                                                                     -----------
             TOTAL LIABILITIES................................................................         1,180,053
                                                                                                     -----------


NET ASSETS:
   Applicable to 897,145 shares; par value of $0.001 per share; unlimited shares authorized...       $ 9,249,030
                                                                                                     ===========

    Brinson Class:  $9,074,299/880,184 shares ................................................       $     10.31
                                                                                                     ===========

    SwissKey Class: $174,731/16,961 shares ...................................................       $     10.30
                                                                                                     ===========


NET ASSETS CONSIST OF:
   Paid in capital............................................................................       $ 8,985,395
   Accumulated undistributed (distributions in excess of) net investment income...............            (7,906)
   Accumulated net realized gain on investments...............................................            90,558
   Net unrealized appreciation on investments.................................................           180,983
                                                                                                     -----------
             NET ASSETS.......................................................................       $ 9,249,030
                                                                                                     ===========




                See accompanying notes to financial statements.

U.S. BOND  -  FINANCIAL STATEMENTS

==========================================================================================

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 31, 1995* TO DECEMBER 31, 1995 (Unaudited)
INVESTMENT INCOME
   Interest...................................................................   $ 190,503
                                                                                 ---------
             TOTAL INCOME.....................................................     190,503
                                                                                 ---------

EXPENSES:
   Professional fees..........................................................      28,675
   Custodian fees.............................................................      21,000
   Registration fees..........................................................      17,605
   Transfer Agent Fees........................................................      16,060
   Advisory fees (Note 2).....................................................      14,076
   Accounting fees............................................................      13,585
   Printing fees..............................................................      11,358
   Amortization of organization costs (Note 1)................................         932
   Distribution fees (Note 5).................................................          89
   Other......................................................................       6,897
                                                                                 ---------
             TOTAL EXPENSES...................................................     130,277
             Expenses waived  by Advisor (Note 2).............................    (113,298)
                                                                                 ---------
             NET EXPENSES.....................................................      16,979
                                                                                 ---------
             NET INVESTMENT INCOME ...........................................     173,524
                                                                                 ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments...........................................     113,897
   Change in net unrealized appreciation on investments ......................     180,983
                                                                                 ---------
   Net realized and unrealized gain on investments ...........................     294,880
                                                                                 ---------
   Net increase in net assets resulting from operations.......................   $ 468,404
                                                                                 =========

* Commencement of operations




                See accompanying notes to financial statements.

U.S. BOND  -  FINANCIAL STATEMENTS

===================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD AUGUST 31, 1995** TO DECEMBER 31, 1995 (Unaudited)

OPERATIONS:
   Net investment income..........................................................     $    173,524
   Net realized gain on investments ..............................................          113,897
   Change in net unrealized appreciation on investments ..........................          180,983
                                                                                       ------------
   Net increase in net assets resulting from operations...........................          468,404
                                                                                       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income*......................................         (173,524)
   Distributions from net realized gain*..........................................          (23,339)
   Distributions in excess of net investment income*..............................           (7,906)
                                                                                       ------------
   Total distributions to shareholders*...........................................         (204,769)
                                                                                       ------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold....................................................................        8,861,189
   Shares issued on reinvestment of distributions.................................          204,770
   Shares redeemed................................................................         (131,564)
                                                                                       ------------
   Net increase in net assets resulting from capital share transactions (Note 6)..        8,934,395
                                                                                       ------------
           TOTAL INCREASE IN NET ASSETS...........................................        9,198,030
                                                                                       ------------

NET ASSETS:
   Beginning of period............................................................           51,000
                                                                                       ------------

   End of period (including distributions in excess of net investment income).....     $  9,249,030
                                                                                       ============

*  Distributions by Class:

      Distributions from and in Excess of Net Investment Income:
      Brinson Class...............................................................     $    179,445
      SwissKey Class..............................................................            1,984
      Distributions from Net Realized Gain:
      Brinson Class...............................................................           23,072
      SwissKey Class..............................................................              268
                                                                                       ------------
                                                                                       $    204,769
                                                                                       ============



 ** Commencement of operations






                See accompanying notes to financial statements.

U.S. BOND FUND - (Brinson Class)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.
                                                                        Period
                                                                         Ended
                                                                   December 31, 1995*
                                                                      (Unaudited)
                                                                      -----------
Net asset value, beginning of period..............................       $10.00
                                                                         ------
   Income from investment operations:
   Net investment income..........................................         0.20
   Net realized and unrealized gain on investments................         0.35
                                                                         ------
        Total gain from investment operations.....................         0.55
                                                                         ------
   Less distributions:
   Distributions from net investment income.......................        (0.20)
   Distributions from net realized gain...........................        (0.03)
   Distributions in excess of net investment income...............        (0.01)
                                                                         ------
        Total distributions.......................................        (0.24)
                                                                         ------
Net asset value, end of period....................................       $10.31
                                                                         ======

Total return......................................................         5.49%

Ratios/Supplemental data
   Net assets, end of period (in 000s)............................       $9,249
   Ratio of expenses to average net assets:
        Before expense reimbursement..............................         4.69% **
        After expense reimbursement...............................         0.60% **
   Ratio of net investment income to average net assets:
        Before expense reimbursement..............................         2.17% **
        After expense reimbursement...............................         6.26% **
   Portfolio turnover rate........................................          212%

*  The Fund commenced operations on August 31, 1995
** Annualized
Total return has not been annualized


                See accompanying notes to financial statements.

U.S. BOND FUND - (SwissKey Class)
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.
                                                                                      Period
                                                                                       Ended
                                                                                 December 31, 1995*
                                                                                    (Unaudited)
                                                                                    -----------
Net asset value, beginning of period..........................................         $10.00
                                                                                       ------
   Income from investment operations:
   Net investment income......................................................           0.20
   Net realized and unrealized gain on investments............................           0.34
                                                                                       ------
        Total gain from investment operations.................................           0.54
                                                                                       ------
   Less distributions:
   Distributions from net investment income...................................          (0.20)
   Distributions from net realized gain.......................................          (0.03)
   Distributions in excess of net investment income...........................          (0.01)
                                                                                       ------
        Total distributions...................................................          (0.24)
                                                                                       ------
Net asset value, end of period................................................         $10.30
                                                                                       ======

Total return..................................................................           5.29%

Ratios/Supplemental data
   Net assets, end of period (in 000s)........................................         $9,249
   Ratio of expenses to average net assets:
        Before expense reimbursement..........................................           5.16% **
        After expense reimbursement...........................................           1.07% **
   Ratio of net investment income to average net assets:
        Before expense reimbursement..........................................           1.70% **
        After expense reimbursement...........................................           5.79% **
   Portfolio turnover rate....................................................            212%

*  The Fund commenced operations on August 31, 1995
** Annualized
Total return has not been annualized



                See accompanying notes to financial statements.

THE BRINSON FUNDS  -  NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Brinson Funds (the "Trust") is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of ten series: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (each a "Fund" collectively, the "Funds"). The following is a summary of significant accounting policies consistently followed by the U.S. Balanced Fund, the U.S. Equity Fund and the U.S. Bond Fund in the preparation of their financial statements.

A. INVESTMENT VALUATION: Securities for which quotations are readily available are valued at the last available sales price, or lacking any sales, at the last available bid price in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Fixed income/debt securities are valued using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments of securities with similar characteristics. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. INVESTMENT TRANSACTIONS: Security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C. INVESTMENT INCOME: Interest income, which includes amortization of premiums and discounts is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the six months ended December 31, 1995. Therefore, no federal income tax provision was required.

E. ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations.

F. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Amounts equal to 22.86% and 100.00% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the U.S. Balanced Fund and the U.S. Equity Fund.

--------------------------------------------------------------------------------

THE BRINSON FUNDS  -  NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on the Funds' respective average daily net assets. The Advisor has agreed to waive its fees and reimburse the Funds' to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions with affiliates, for the period ended December 31, 1995, were as follows:

                      Advisory   Expense   Advisory    Fees    Due from
                         Fee       Cap       Fees     Waived   Advisor
                      ---------  --------  --------  --------  --------

U.S. Balanced Fund..    0.70%      0.80%   $660,274  $303,042  $171,454
U.S. Equity Fund....    0.70%      0.80%    254,154   199,769   129,498
U.S. Bond Fund......    0.50%      0.60%     14,076   113,298   102,931

Certain officers of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees were $3,623, $2,451 and $942 for the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund, respectively.


3.    INVESTMENT TRANSACTIONS

Investment transactions for the period ended December 31, 1995, excluding short-term investments, were as follows:

                                       Purchases          Proceeds from sales
                                     -------------        -------------------
U.S. Balanced Fund...............    $255,669,041             $220,420,733
U.S. Equity Fund.................      51,092,420               11,182,406
U.S. Bond Fund...................      26,005,847               17,524,350

4.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) based on the number of open contracts. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects realized and net unrealized gains and losses on these contracts.

--------------------------------------------------------------------------------

THE BRINSON FUNDS  -  NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5.   DISTRIBUTION PLAN

The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") for SwissKey class shares. Under the Plan, the Funds reimburse Brinson Partners, Fund/Plan Broker Services or others for expenses incurred in the promotion and distribution of SwissKey class shares. Distribution fees for the period ended December 31, 1995, were as follows:

                                        12b-1 Fee   12b-1 Fees Paid
                                        ----------  ---------------
     SwissKey U.S. Balanced Fund.....      0.50%          $  8
     SwissKey U.S. Equity Fund.......      0.52%           208
     SwissKey U.S. Bond Fund.........      0.47%            89


6.   CAPITAL TRANSACTIONS

The Funds have outstanding two classes of common shares, Brinson Class and SwissKey class. There are an unlimited number of shares of each class with par value of $0.001 authorized.

Paid in surplus was as follows:

                                       Period Ended                   Period Ended
                                     December 31, 1995                June 30, 1995
                                     -----------------                -------------
                              Brinson Class   SwissKey Class   Brinson Class   SwissKey Class
                              -------------   --------------   -------------   --------------
     U.S. Balanced Fund*..     $52,928,402       $221,407       142,953,790           -
     U.S. Equity Fund.....      42,237,565        129,602        29,270,697           -
     U.S. Bond Fund**.....       8,812,112        173,283             -               -

*  The Fund commenced operations on December 30,1994
** The Fund commenced operations on August 31, 1995


--------------------------------------------------------------------------------

THE BRINSON FUNDS  -  NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Capital stock transactions were as follows:
                                                U.S. BALANCED FUND

                                      Six Months Ended             Period Ended
                                      December 31, 1995            June 30, 1995
                                     ------------------            -------------
                                     Shares       Value         Shares       Value
                                     ------       -----         ------       -----
Sales:
 Brinson Class................      3,945,476  $45,936,887    15,121,050  $154,231,504
 SwissKey Class...............         19,216      221,011             -             -
                                    ---------  -----------    ----------  ------------
Total Sales...................      3,964,692  $46,157,898    15,121,050  $154,231,504
                                    =========  ===========    ==========  ============
Dividend Reinvestment:
 Brinson Class................      1,291,889  $14,701,695       178,265  $  1,991,226
 SwissKey Class...............            123        1,394             -             -
                                    ---------  -----------    ----------  ------------
Total Dividend Reinvestment...      1,292,012  $14,703,089       178,265  $  1,991,226
                                    =========  ===========    ==========  ============
Repurchase:
 Brinson Class................        657,649  $ 7,710,180     1,260,181  $ 13,268,940
 SwissKey Class...............             88          998             -             -
                                    ---------  -----------    ----------  ------------
Total Repurchases.............        657,737  $ 7,711,178     1,260,181  $ 13,268,940
                                    =========  ===========    ==========  ============

                                                 U.S. EQUITY FUND

                                      Six Months Ended             Period Ended
                                      December 31, 1995            June 30, 1995
                                     ------------------            -------------
                                     Shares       Value         Shares       Value
                                     ------       -----         ------       -----
Sales:
 Brinson Class................      3,374,176  $41,373,607     3,011,049  $ 30,972,427
 SwissKey Class...............         10,353      127,133             -             -
                                    ---------  -----------    ----------  ------------
Total Sales...................      3,384,529  $41,500,740     3,011,049  $ 30,972,427
                                    =========  ===========    ==========  ============
Dividend Reinvestment:
 Brinson Class................        189,516  $ 2,456,129        33,507  $    349,100
 SwissKey Class...............            268        3,473             -             -
                                    ---------  -----------    ----------  ------------
Total Dividend Reinvestment...        189,784  $ 2,459,602        33,507  $    349,100
                                    =========  ===========    ==========  ============
Repurchases:
 Brinson Class................        125,891  $ 1,592,171       202,160  $  2,050,830
 SwissKey Class...............             84        1,004             -             -
                                    ---------  -----------    ----------  ------------
Total Repurchases.............        125,975  $ 1,593,175       202,160  $  2,050,830
                                    =========  ===========    ==========  ============

                                        U.S. BOND FUND

                                         Period Ended
                                       December 31, 1995
                                         ------------
                                       Shares     Value
                                      -------  ----------
Sales:
 Brinson Class................        867,974  $8,691,149
 SwissKey Class...............         16,640     170,032
                                      -------  ----------
Total Sales...................        884,614  $8,861,181
                                      =======  ==========
Dividend Reinvestment:
 Brinson Class................         19,835  $  202,518
 SwissKey Class...............            221       2,251
                                      -------  ----------
Total Dividend Reinvestment...         20,056  $  204,769
                                      =======  ==========
Repurchases:
 Brinson Class................         12,625  $  131,555
 SwissKey Class...............              -           -
                                      -------  ----------
Total Repurchases.............         12,625  $  131,555
                                      =======  ==========

--------------------------------------------------------------------------------

                                DISTRIBUTED BY:
                        FUND/PLAN BROKER SERVICES, INC.
                                 2 ELM STREET
                            CONSHOHOCKEN, PA 19428


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding each Funds' objectives, policies, expenses and other information.

--------------------------------------------------------------------------------

                               The Brinson Funds

                                   Form N-1A

                           Part C Other Information

                               THE BRINSON FUNDS
                                   FORM N-1A


PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          (a)  Financial Statements.

               Included in Part A:  Financial Highlights

               BRINSON GLOBAL FUND, BRINSON GLOBAL EQUITY FUND, BRINSON GLOBAL BOND FUND, BRINSON U.S. EQUITY FUND, BRINSON U.S. BALANCED FUND, BRINSON U.S. BOND FUND, AND BRINSON NON-U.S. EQUITY FUND.

               BRINSON SHORT-TERM GLOBAL INCOME FUND, BRINSON U.S. CASH MANAGEMENT FUND AND BRINSON NON-U.S. BOND FUND: NOT APPLICABLE.

               SWISSKEY U.S. BOND FUND.

               SWISSKEY GLOBAL FUND, SWISSKEY GLOBAL EQUITY FUND, SWISSKEY GLOBAL BOND FUND, SWISSKEY SHORT-TERM GLOBAL INCOME FUND, SWISSKEY U.S. BALANCED FUND, SWISSKEY U.S. EQUITY FUND, SWISSKEY U.S. CASH MANAGEMENT FUND AND SWISSKEY NON-U.S. BOND FUND: NOT APPLICABLE.

               Included in Part B:


               GLOBAL FUND
               -----------
               (1)  Report of Independent Auditors;

               (2)  Schedule of Investments as of June 30, 1995 (audited);

               (3)  Statement of Assets and Liabilities at June 30, 1995
                    (audited);

               (4) Statement of Operations for the year ended June 30, 1995 (audited);

               (5) Statements of Changes in Net Assets for the two years in the period ended June 30, 1995, and for the period August 31, 1992 (commencement of operations) to June 30, 1993 (audited);

               (6) Financial Highlights for the two years in the period ended June 30, 1995, and for the period August 31, 1992 (commencement of operations) to June 30, 1993 (audited);

               (7)  Notes to Financial Statements dated June 30, 1995 (audited).

               GLOBAL EQUITY FUND
               ------------------

               (1)  Report of Independent Auditors;

               (2)  Schedule of Investments as of June 30, 1995 (audited);

               (3)  Statement of Assets and Liabilities at June 30, 1995
                    (audited);

          (4) Statement of Operations for the year ended June 30, 1995 and for the period January 28, 1994 (commencement of operation) to June 30, 1994 (audited);

          (5) Statements of Changes in Net Assets for the year ended June 30, 1995, and for the period January 28, 1994 (commencement of operations) to June 30, 1994 (audited);

          (6) Financial Highlights for the year ended June 30, 1995, and for the period January 28, 1994 (commencement of operations) to June 30, 1994 (audited);

          (7)  Notes to Financial Statements dated June 30, 1995 (audited).


          GLOBAL BOND FUND
          ----------------

          (1)  Report of Independent Auditors;

          (2)  Schedule of Investments as of June 30, 1995 (audited);

          (3)  Statement of Assets and Liabilities at June 30, 1995 (audited);

          (4)  Statement of Operations for the year ended June 30, 1995
               (audited);

          (5) Statements of Changes in Net Assets for the year ended June 30, 1995, and for the period July 30, 1993 (commencement of operations) to June 30, 1994 (audited);

          (6) Financial Highlights for the year ended June 30, 1995, and for the period July 30, 1993 (commencement of operations) to June 30, 1994 (audited);

          (7)  Notes to Financial Statements dated June 30, 1995 (audited).


          U.S. BALANCED FUND
          ------------------

          (1)  Report of Independent Auditors;

          (2)  Schedule of Investments as of June 30, 1995 (audited);

          (3)  Statement of Assets and Liabilities at June 30, 1995  (audited);

          (4) Statement of Operations for the period December 30, 1994 (commencement of operations) to June 30, 1995 (audited);

          (5) Statement of Changes in Net Assets for the period December 30, 1994 (commencement of operations) to June 30, 1995 (audited);

          (6) Financial Highlights for the period December 30, 1994 (commencement of operations) to June 30, 1995 (audited);

          (7)  Notes to Financial Statements dated June 30, 1995 (audited).


          U.S. EQUITY FUND
          ----------------

          (1)  Report of Independent Auditors;

          (2)  Schedule of Investments as of June 30, 1995 (audited);

          (3)  Statement of Assets and Liabilities at June 30, 1995 (audited);

          (4)  Statement of Operations for the year ended June 30, 1995
               (audited);

          (5) Statements of Changes in Net Assets for the year ended June 30, 1995, and for the period February 22, 1994 (commencement of operations) to June 30, 1994 (audited).

          (6) Financial Highlights for the year ended June 30, 1995, and for the period February 22, 1994 (commencement of operations) to June 30, 1994 (audited);

          (7)  Notes to Financial Statements dated June 30, 1995 (audited).


          NON-U.S. EQUITY FUND
          --------------------

          (1)  Report of Independent Auditors;

          (2)  Schedule of Investments as of June 30, 1995 (audited);


          (3)  Statement of Assets and Liabilities at June 30, 1995 (audited);

          (4)  Statement of Operations for the year ended June 30, 1995
               (audited);


          (5) Statements of Changes in Net Assets for the year ended June 30, 1995, and for the period August 31, 1993 (commencement of operations) to June 30, 1994 (audited).

          (6) Financial Highlights for the year ended June 30, 1995, and for the period August 31, 1993 (commencement of operations) to June 30, 1994 (audited);

          (7) Notes to Financial Statements dated June 30, 1995 (audited).

          U.S. BOND FUND
          --------------

          (1)  Schedule of Investments as of December 31, 1995
               (unaudited);

          (2) Statement of Assets and Liabilities at December 31, 1995 (unaudited);

          (3) Statement of Operations for the period August 31, 1995 (commencement of operations) to December 31, 1995 (unaudited);

          (4) Statement of Changes in Net Assets for the period August 31, 1995 (commencement of operations) to December 31, 1995 (unaudited);

          (5) Financial Highlights for the period August 31, 1995 (commencement of operations) to December 31, 1995 (unaudited);

          (6)  Notes to Financial Statements dated December 31, 1995
               (unaudited).

          (b)  Exhibits:

               Exhibits filed pursuant to Form N-1A:

               (1) Certificate of Trust and Agreement and Declaration of Trust of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement No. 33-47287, Exhibit No. (1) as filed on October 5, 1993.

               (2) By-Laws of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement No. 33-47287, Exhibit No. (2) as
               filed on October 5, 1993.

          (3)  Not Applicable.

          (4) Specimen Share Certificate of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (4) as filed on July 21, 1994.


          (5) (a) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Global Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.
                    (5)(a) as filed on September 20, 1995.

               (b) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Global Bond Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(b) as filed on September 20, 1995.

               (c) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Non-U.S. Equity Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(c) as filed on September 20, 1995.

               (d) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Global Equity Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(d) as filed on September 20, 1995.

               (e) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Equity Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(e) as filed on September 20, 1995.

               (f) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Balanced Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(f) as filed on September 20, 1995.

               (g) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Bond Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(g) as filed on September 20, 1995.

               (h) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Non U.S. Bond Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(h) as filed on September 20, 1995.

               (i) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson Short-Term Global Income Fund of The Brinson Funds, dated

                    April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(I) as filed on September 20, 1995.

               (j) Investment Advisory Agreement between Brinson Partners, Inc. and the Registrant on behalf of Brinson U.S. Cash Management Fund of The Brinson Funds, dated April 25, 1995, is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.(5)(j) as filed on September 20, 1995.

          (6) (a) Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated November 20, 1995 is attached as Exhibit No. (6)(a) to Item 24.

               (b) Amendment to Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated August 21, 1995 is attached as Exhibit No. (6)(b) to Item 24.

               (c) Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.
                    (6)(a) to Item 24 as filed on September 20, 1995.

               (d) Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds dated September 1, 1994 is incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement No. 33-47287 Exhibit No.
                    (6)(a) to Item 24 as filed on September 15, 1994.

               (e) Underwriting Agreement between Fund/Plan Broker Services, Inc. and the Registrant on behalf of each of the series of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (6) as filed on July 21, 1994.

          (7)  Not Applicable.

          (8) (a) Amendment to the Custodian Agreement between the Registrant and Bankers Trust Company to the Agreement dated June 18, 1992 is incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement No. 33-47287 as filed on May 31, 1995 as Exhibit (8)(a) to Item 24.

               (b) Custodian Agreement between the Registrant and Bankers Trust Company is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (8)(a) as filed on July 21, 1994.

               (c) Amendments to the Custodian Agreement between the Registrant and Bankers Trust Company is incorporated herein by reference to Post-Effective Amendment No.9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (8)(b) as filed on July 21, 1994.


          (9)(a)(i) Shareholder Services Agreement between Fund/Plan Services, Inc. and the Registrant dated November 20, 1995 is attached as Exhibit No. (9)(a) to Item 24.

            (a)(ii) Amendment to the Shareholder Services Agreement between
                    Fund/Plan Services, Inc. and the Registrant dated August 21, 1995 is attached as Exhibit No. (9)(a) to Item 24.

          (a)(iii) Shareholder Services Agreement between Fund/Plan Services, Inc. and the Registrant dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787,
                    Exhibit No. (9)(a) to Item 24 as filed on September 20,
                    1995.

          (a)(iv) Shareholder Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement No. 33-47287, Exhibit No.(9)(a) as filed on July 21, 1994.

          (b)(i) Administration Agreement between Fund/Plan Services, Inc. and the Registrant dated November 20, 1995 is attached as Exhibit No. (9)(b) to Item 24.

          (b)(ii) Amendment to the Administrative Services Agreement between Fund/Plan Services, Inc. and the Registrant dated August 21, 1995 is attached as Exhibit No. (9)(b) to Item 24.

          (b)(iii) Administrative Services Agreement between Fund/Plan Services, Inc. and the Registrant dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No. (9)(b) to Item 24 as filed on September 20, 1995.

          (b)(iv) Administrative Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(b) as filed on July 21, 1994.

          (c)(i) Accounting Services Agreement between Fund/Plan Services, Inc. and the Registrant dated November 20, 1995 is attached as Exhibit No. (9)(c) to Item 24.

          (c)(ii) Amendment to the Accounting Services Agreement between Fund/Plan Services, Inc. and the Registrant dated August 21, 1995 is attached as Exhibit No. (9)(c) to Item 24.

          (c)(iii) Accounting Services Agreement between Fund/Plan Services, Inc. and the Registrant dated April 25, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No.
                    (9)(c) to Item 24 as filed on September 20, 1995.

          (c)(iv) Accounting Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement No. 33-47287, Exhibit No.(9)(c) as filed on July 21, 1994.

          (c)(v) Amendment to Accounting Services Agreement between the Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement No. 33-47287, Exhibit No. (9)(d) as filed on July 21, 1994.

          (10)  Opinion and Consent of Counsel.

                (a) Incorporated herein by reference to Registrant's Notice pursuant to Rule 24f-2 filed with the U.S. Securities and Exchange Commission on August 25, 1995.

                (b) Consent of Stradley Ronon Stevens and Young, LLP Counsel to the Trust. Attached hereto as Exhibit (10)(b).

          (11)  Other Opinions and Consents.

             (a) Consent of Ernst & Young LLP, independent auditors to the
                 Trust. Attached hereto as Exhibit (11)(a).

          (12)  Not Applicable.

          (13) Letter of Understanding relating to initial capital is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement No. 33-47287, Exhibit No. (13) as filed on July 9, 1992.

          (14)  Not Applicable.

          (15)  (a)  Distribution Plan relating to the SwissKey Class Shares on behalf of each Series of The Brinson Funds dated November 20, 1995 is attached as Exhibit No. (15)(a).

          (15)  (b)  Distribution Plan relating to the SwissKey Class Shares on behalf of each Series of The Brinson Funds dated July 31, 1995 is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No. (15) as filed September 20, 1995.

          (16)  (a)  Schedule for Computation of Performance Quotations on
                     behalf of Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson Non-U.S. Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement No. 33-4787, Exhibit No. (16) as filed on September 20, 1995.

          (16)  (b)  Schedule for Computation of Performance Quotations on
                     behalf of the U.S. Bond Fund is attached as Exhibit No.
                     (16)(b).

          (17)  Not Applicable.

          (18) Form of Multiple Class Plan relating to the Brinson Class and Swiss Key Class Shares on behalf of each Series of The Brinson Funds as presented to the Board of Trustees is incorporated herein by reference to Post-Effective No. 12/13 to Registrant's Registration Statement No. 33-47287.

          (19) Powers of Attorney are incorporated herein by reference to Post-Effective No. 11/12 to Registrants' Registration Statement No. 33-47287, Exhibit No. (18) as filed on March 17, 1995.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          --------------------------------------------------------------

          None.



ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          --------------------------------

                                           NUMBER OF RECORD HOLDERS
          TITLE OF CLASS                   AS OF JANUARY 17, 1996
          --------------                   ----------------------
          Shares of Beneficial Interest              1009
          par value $0.001 of:




               BRINSON CLASS OF THE BRINSON FUNDS
               ----------------------------------

               Brinson Global Fund               363
               Brinson Global Equity Fund         80

                 Brinson Global Bond Fund                 17
                 Brinson Short-Term Global Income Fund     0
                 Brinson U.S. Balanced Fund               17
                 Brinson U.S. Equity Fund                 61
                 Brinson U.S. Bond Fund                    3
                 Brinson U.S. Cash Management Fund         0
                 Brinson Non-U.S. Equity Fund             91
                 Brinson Non-U.S. Bond Fund                0

                 SWISSKEY CLASS OF THE BRINSON FUNDS
                 -----------------------------------

                 SwissKey Global Fund                     10
                 SwissKey Global Equity Fund             342
                 SwissKey Global Bond Fund                10
                 SwissKey Short-Term Global Income Fund    0
                 SwissKey U.S. Balanced Fund               3
                 SwissKey U.S. Equity Fund                 3
                 SwissKey U.S. Bond Fund                   3
                 SwissKey U.S. Cash Management Fund        0
                 SwissKey Non-U.S. Equity Fund             6
                 SwissKey Non-U.S. Bond Fund               0


ITEM 27.  INDEMNIFICATION.
          ----------------

          Article VII, Sections 2 and 3 of Registrant's Agreement and Declaration of Trust provide:

          Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

          Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

          Indemnification of Registrant's custodian, transfer agent, accounting services provider and administrator against certain stated liabilities is provided for in the following documents:

               (a) Section 12 of Accounting Services Agreement, between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit 9 (C) as filed on February 15, 1996.

               (b) Section 8 of Administration Agreement between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit 9 (b) as filed on February 15, 1996.

               (c) Section 14 of Custodian Agreement between the Registrant and Bankers Trust Company, incorporated herein by reference to Post Effective No. 13 to Registrant's Registration No. 33-47287, Exhibit Nos. 8(a) and 8(b) as filed on September 20, 1995.

               (d) Section 19 of Shareholder Services Agreement between Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit 9 (a) as filed on February 15, 1996.

               (e) Sections 8 of the Underwriting Agreement between Registrant and Fund/Plan Broker Services, Inc. are incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement No. 33-47287, Exhibit No.(6) as filed on February 15, 1996.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF ADVISOR.
          ------------------------------------------

          Brinson Partners, Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 1995 had approximately $53 billion in assets under management. It presently acts as investment advisor to six other investment companies, Brinson Relationship Funds, which includes six investment portfolios (series), Enterprise Accumulation Trust, Enterprise International Growth Portfolio, Fort Dearborn Income Securities, Inc., and PACE Large Company Value Equity Investments.


          For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #34910) filed by it under the Investment Advisers Act of 1940, as amended.

ITEM 29.  PRINCIPAL UNDERWRITER.
          ----------------------

          (a) Fund/Plan Broker Services, Inc. ("FPBS"), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

                   CT & T Funds
                   Farrell Alpha Strategies
                   First Mutual Fund, Inc.
                   Focus Trust, Inc.

                   The Home State PA Growth Fund
                   IAA Trust Mutual Funds
                   Matthews International Funds
                   McM Funds
                   Roulston Family of Funds
                   Smith Breeden Series Fund
                   Smith Breeden Short Duration U.S. Government Fund Smith Breeden Trust
                   The Stratton Funds, Inc.
                   Stratton Growth Fund, Inc.
                   Stratton Monthly Dividend Shares, Inc.
                   The Timothy Plan

          (b) The table below sets forth certain information as to the underwriter's Directors, Officers and Control Persons and officers of the Registrant holding position with the
               Underwriter:


                                   POSITION                POSITION AND
NAME AND PRINCIPAL                 AND OFFICES             OFFICES WITH
BUSINESS ADDRESS                   WITH UNDERWRITER        REGISTRANT
----------------                   ----------------        ----------

Kenneth J. Kempf                   Director, President     None
2 West Elm Street                  and Principal
Conshohocken, PA  19428-0874

Lynne M. Cannon                    Vice President and      None
2 West Elm Street                  Principal
Conshohocken, PA  19428-0874

Rocco J. Cavalieri                 Director and            None
2 W. Elm Street                    Vice President
Conshohocken, PA  19428-0874

Gerald J. Holland                  Director,               None
2 West Elm Street                  Vice President
Conshohocken, PA  19428-0874       and Principal

Joseph M. O'Donnell, Esq.          Director and            None
2 W. Elm Street                    Vice President
Conshohocken, PA  19428-0874

Sandra L. Adams                    Principal               None
2 W. Elm Street
Conshohocken, PA  19428-0874

Mary P. Efstration                 Secretary               None
2 W. Elm Street
Conshohocken, PA  19428-0874

John H. Leven                      Treasurer               None
2 W. Elm Street
Conshohocken, PA  19428-0874


James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of Fund/Plan Services, Inc., the parent of the Underwriter.

          (c)  Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          ---------------------------------

          All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust's Investment Advisor, Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295, except for those maintained by the Fund's Custodian, Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302 and the Fund's Administrator, Transfer, Redemption, Dividend Disbursing and Accounting Agent, Fund/Plan Services Inc., 2 W. Elm Street, Conshohocken, PA 19428.

ITEM 31.  MANAGEMENT SERVICES.
          --------------------

          There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS.
          -------------

          (a)  Inapplicable.

          (b) The Registrant, on behalf of Brinson U.S. Cash Management Fund and Brinson Short-Term Global Income Fund, undertakes to file a post-effective amendment to Registrant's Registration Statement under the Securities Act of 1933 within four to six months from the commencement of operations of such series. Registrant understands that such post-effective amendment will contain reasonably current financial statements which are not certified by independent public accountants.

          (c) The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

          (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

                                  SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken and the Commonwealth of Pennsylvania, on the 15th day of February, 1996.

                       THE BRINSON FUNDS

                       By: E. Thomas McFarlan*
                           President, Treasurer, and
                           Principal Accounting
                           Officer*


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

E. THOMAS MCFARLAN*
-------------------

E. Thomas McFarlan             February 15, 1996
President, Treasurer,
Principal Accounting
Officer

WALTER E. AUCH*                February 15, 1996
---------------

Walter E. Auch
Trustee

EDWARD M. ROOB*                February 15, 1996
---------------

Edward M. Roob
Trustee

FRANK K. REILLY*               February 15, 1996
----------------
Frank K. Reilly
Trustee

--------------------------------
*By:  /s/ Carolyn F. Mead,
      --------------------
      as Attorney-in-Fact and Agent pursuant to Power of Attorney

                               THE BRINSON FUNDS

                                       &

                         INDEX TO EXHIBITS TO FORM N-1A


Exhibit   Description of                                  Sequentially
Number    Exhibit                                         Numbered Page



6(a)      Underwriting Agreement

6(b)      Amendment to Underwriting Agreement

9(a)(i)   Shareholder Services Agreement

9(a)(ii)  Amendment to Shareholder Services Agreement

9(b)(i)   Administration Agreement

9(b)(ii)  Amendment to Administrative Services Agreement

9(c)(i)   Accounting Services Agreement

9(c)(ii)  Amendment to Accounting Services Agreement

10(b)     Consent and Opinion of Counsel

11(a)     Consent of Ernst & Young LLP

15(a)     Distribution Plan

16        Schedule of Performance Computatio

27        Financial Data Schedule